Exhibit 10.1

Execution Version

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS AGREEMENT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. THE OMITTED INFORMATION IS MARKED WITH “[***]”.

GAS PROCESSING AGREEMENT

by and between

APACHE CORPORATION

and

ALTUS MIDSTREAM PROCESSING LP

dated

September 1, 2021

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

GAS PROCESSING AGREEMENT

EXHIBITS:

Exhibit A	-	Dedicated Area
Exhibit B	-	Delivery Points and Redelivery Points
Exhibit C	-	Fees
Exhibit D	-	Gas Quality Specifications
Exhibit E	-	Take In-Kind Terms
Exhibit F	-	Allocation Methodologies
Exhibit G	-	Form of Memorandum of Agreement
Exhibit H	-	Form of Memorandum of Release
Exhibit I	-	Form of Transferee Agreement
Exhibit J	-	Form of Joinder Agreement

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

GAS PROCESSING AGREEMENT

This Gas Processing Agreement (this “Agreement”) is made and entered into to be effective September 1, 2021 (“Effective Date”), by and between Altus Midstream Processing LP, a Delaware limited partnership (“Processor”), and Apache Corporation, a Delaware corporation (“Producer”). Processor and Producer are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

Background:

Producer owns or controls volumes of Gas produced from certain oil and gas leases located in Reeves, Pecos, Jeff Davis, and Culberson Counties, Texas, and Processor owns and operates natural gas and natural gas liquids processing facilities located in Reeves County, Texas. The Parties desire for Processor to process certain volumes of Producer’s Gas at the Processor’s Facilities on the terms and conditions set forth in this Agreement.

The Parties previously entered into that certain Gas Processing Agreement dated as of July 1, 2018 (the “Prior Processing Agreement”). This Agreement hereby amends, restates, supersedes and replaces the Prior Processing Agreement in its entirety.

Agreement:

In consideration of the premises and of the mutual covenants in this Agreement, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, Processor and Producer agree as follows:

ARTICLE I

DEFINITIONS

Unless another definition is expressly stated or the context requires otherwise, the following terms, when used in this Agreement and all exhibits and attachments to this Agreement, have the following meanings:

(a)    “2-Year Forecast” shall have the meaning set forth in Section 2.1.

(b)    “Adequate Assurance of Performance” shall have the meaning set forth in Section 19.19.

(c)    “Affiliate” means any person that directly or indirectly controls, is controlled by, or is under common control with another person through one more intermediaries or otherwise. The term “control” means having the power, directly or indirectly, to direct or cause the direction of the management and policies of a person, whether through ownership, by contract, or otherwise. A person is deemed to be an Affiliate of another specified person if such person owns 50% or more of the voting securities of the specified person, or if the specified person owns 50% or more of the voting securities of such person, or if 50% or more of the voting securities of the specified person and such person are under common control. Notwithstanding the foregoing, for purposes of

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

Article XIII, (1) Producer and Processor are deemed to not be Affiliates of one another, (2) Altus Midstream Gathering LP, Altus Midstream Pipeline LP, Altus Midstream NGL Pipeline LP, Altus Midstream Company, and Altus Midstream Subsidiary GP LLC are deemed Affiliates of Altus Midstream Processing LP and not Affiliates of Apache Corporation, and (3) all other Affiliates of Apache Corporation are deemed to not be Affiliates of Altus Midstream Processing LP.

(d)    “Affiliate Interests” shall have the meaning set forth in Section 2.11.

(e)    “Allocation Event” shall have the meaning set forth in Section 2.5.

(f)    “Audit” shall have the meaning set forth in Article XI.

(g)    “Btu” means a “British Thermal Unit,” which is the amount of heat required to raise the temperature of one pound of water from 59 degrees Fahrenheit to 60 degrees Fahrenheit at a constant pressure of 14.65 psia.

(h)    “Business Day” means any calendar day, other than a Saturday or Sunday, on which commercial banks in Houston, Texas are open for business.

(i)    “Calendar Year” means the period from January 1st through December 31st of the same calendar year.

(j)    “Central Conditioning Facility” means a facility used for dehydration, compression, treating, or any combination of the foregoing for Non-Processable Gas.

(k)     “Central Time” means Central Standard Time, as adjusted semi-annually for daylight savings time.

(l)    “Claim” means any lawsuit, claim, proceeding, investigation, or other similar action.

(m)    “Consequential Damages” shall have the meaning set forth in Section 19.9.

(n)    “Cryogenic Processing Facility” or “Cryo” means a cryogenic processing plant used for processing and for dehydration, compression, treating or any combination of the foregoing.

(o)    “Cubic Foot” means a volume of Gas occupying a space of one cubic foot at a temperature of 60 degrees Fahrenheit and at a pressure of 14.65 psia.

(p)    “Day” means the 24-hour period beginning at 9:00 a.m., Central Time, on a calendar day and ending at 9:00 a.m., Central Time, on the following calendar day (as Central Time is adjusted each calendar year for daylight savings time).

(q)    “Dedicated Area” means the lands located in Reeves, Pecos, Jeff Davis, and Culberson Counties, Texas, more particularly described in Exhibit A.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(r)    “Delivery Point” or “Delivery Points” shall have the meaning set forth in Section 3.1.

(s)    “Drip” means all distillates, condensate, and liquids that accumulate in the drips, lines, and separators at any point downstream of the Receipt Points.

(t)    “Ethane Option” shall have the meaning set forth in Exhibit F.

(u)    “Fees” shall mean, collectively, the Central Conditioning Fee, the Cryogenic Processing Fee, the Gas Lift Fee, and the Treating Fee, each as set forth on Exhibit C.

(v)    “Field FL&U” means a fixed four percent (4.00%) of the difference of (1) Producer’s Processable Gas delivered at the low pressure Receipt Points less (2) Processable Gas redelivered to Producer upstream of the low pressure Delivery Points, which shall compensate Processor in full for the sum of (i) all fuel (including electricity or other energy sources) used to operate Processor’s compressor stations (not including those stations within Processor’s Central Conditioning Facilities and the Cryos) and (ii) any Gas lost or otherwise not accounted for from such Processor’s Facilities incident to, or occasioned by, gathering or compressing, as applicable, in the ordinary course, including Gas released through leaks, venting, flaring, or instrumentation inaccuracies.

(w)    “Firm” means Processor’s obligation to receive and process Producer’s Gas, and Producer’s right to deliver and have its Gas processed, shall not be subject to interruption, except as absolutely necessary as a result of Force Majeure or, after reasonable prior notice, during periods of Processor’s Facilities maintenance or repair, and in the event of any such interruption or in the event of excess Gas deliveries to Processor’s Facilities (from Producer or a Third Party) over and above Plant Capacity, Producer’s Gas and Gas of Similarly Situated Customers shall have priority rights equal to the highest level of service offered at Processor’s Facilities.

(x)    “FL&U” means fuel and lost and unaccounted for Gas, electric fuel costs, and flare that is retained as fuel and/or system loss by Processor, which is used in and/or occurs in the operation of Processor’s Facilities.

(y)    “Force Majeure” shall have the meaning set forth in Section 12.2.

(z)    “Gas” means any mixture of hydrocarbon gases or of hydrocarbon gases and non-combustible gases in a gaseous state.

(aa)    “Gas Gathering Agreement” means that certain Gas Gathering Agreement between Producer and Altus Midstream Gathering LP dated July 1, 2018, as amended, or any successor agreement thereto.

(bb)    “Gas Lift Redelivery Period” means the period from the Effective Date through December 31, 2024, and continuing Year to Year thereafter until a Party provides notice to the other Party upon at least 180 Days’ notice of its intent to terminate the Gas Lift Redelivery Period as of December 31, 2024, or at the end of any subsequent annual period.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(cc)    “Governmental Authority” means any federal, state, municipal, local or similar governmental authority, regulatory or administrative agency or court with jurisdiction over the Parties or either Party, this Agreement, any of the transactions contemplated hereby, or Processor’s Facilities or any other facilities utilized by a Party for the performance of this Agreement.

(dd)    “Gross Heating Value” means the amount of energy transferred as heat per mass or mole from the complete, ideal combustion of the Gas with oxygen (from air), at a base temperature in which all water formed by the reaction condenses to liquid. If the gross heating value has a volumetric rather than a mass or molar basis, the standard conditions are deemed 14.65 psia and 60 degrees Fahrenheit.

(ee)    “High Pressure Gas Lift Redelivery Point(s)” means any point, identified on Exhibit B, downstream of any field compressor station and upstream of a Cryogenic Processing Facility where Producer’s Gas is delivered to Producer at the inlet flange of a custody transfer meter located on the high pressure gas gathering system.

(ff)    “Ideal Gas Laws” means the thermodynamic laws applying to perfect gases.

(gg)    “Inert Constituents” means constituents other than Plant Products contained in Gas, including oxygen, carbon dioxide, nitrogen, hydrogen sulfide, water vapor, ozone, nitrous oxide, and mercury.

(hh)    “Interests” means any right, title, or interest in lands which gives Producer the right to produce and market oil and/or Gas therefrom, whether arising from fee ownership, working interest ownership, mineral ownership, leasehold ownership, farmout, or other contractual arrangement or arising from any pooling, unitization, or communitization of any of the foregoing rights within the Dedicated Area, and any and all replacements, renewals, and extensions or amendments of any of the same.

(ii)    “Law” or “Laws” means any of the following: laws, rules, regulations, decrees, judgments or orders of, or licenses or permits issued by, any Governmental Authority, including, without limitation, any U.S. Bureau of Land Management requirement that is applicable to any federal lease included in the Dedicated Area.

(jj)    “Loss” means any loss, cost, expense, liability, damage, sanction, judgment, lien, fine, or penalty, including reasonable attorney’s fees, incurred, suffered or paid by the applicable indemnified Persons on account of: (i) injuries (including death) to any Person or damage to or destruction of any property, sustained or alleged to have been sustained in connection with or arising out of the matters for which the indemnifying Party has agreed to indemnify the applicable indemnified Persons, or (ii) the breach of any covenant or agreement made or to be performed by the indemnifying Party pursuant to this Agreement.

(kk)    “Material Measurement Error” shall have the meaning set forth in Section 5.4.

(ll)    “Mcf” means one thousand Cubic Feet.

(mm)    “MMBtu” means one million Btu.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(nn)    “Month” means the period beginning at 9:00 a.m., Central Time, on the first Day of a calendar month and ending at 9:00 a.m., Central Time, on the first Day of the succeeding calendar month.

(oo)    “Monthly Statement” shall have the meaning set forth in Section 10.1.

(pp)    “Near Off-Spec Notice” shall have the meaning set forth in Section 4.2.

(qq)    “New Well” means a well where drilling, completion, and first production all occur after September 1, 2021. Producer shall notify Processor upon completion of a New Well; provided that failure to provide notice shall not limit Producer’s rights herein with respect to the New Well as long as Producer is able to subsequently show that such well satisfies the definition of a New Well. Furthermore, upon Processor’s request and if necessary to calculate the applicable Fees, Producer shall provide volumes and other well information with respect to the New Wells.

(rr)    “Non-Conforming Plant Products” shall have the meaning set forth in Section 9.3.

(ss)    “Non-Conforming Residue Gas” shall have the meaning set forth in Section 8.3.

(tt)    “Non-Op Gas” shall have the meaning set forth in Section 2.1.

(uu)     “Non-Processable Gas” means Producer’s Gas that Producer elects to have delivered to a Central Conditioning Facility.

(vv)    “Non-Processable Gas FL&U” means a fixed six percent (6.00%) of the difference of (1) Producer’s Non-Processable Gas delivered at the low pressure Receipt Points less (2) Non-Processable Gas redelivered to Producer upstream of the low pressure Delivery Points, which shall compensate Processor in full for the sum of (i) all fuel (including electricity or other energy sources) used to operate Processor’s Central Conditioning Facilities and (ii) any Gas lost or otherwise not accounted for from the Central Conditioning Facilities incident to or occasioned by the gathering, treating or compressing, as applicable, in ordinary course, including Gas released through leaks, venting, flaring or instrumentation inaccuracies.

(ww)    “Off-Spec Gas” shall have the meaning set forth in Section 4.2.

(xx)    “Person” means an individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

(yy)    “Plant Capacity” means the capacity of Processor’s Facilities.

(zz)    “Plant FL&U” means a fixed four percent (4.00%) of the Plant Inlet Volume, which shall compensate Processor in full for the sum of (i) all fuel (including electricity or other energy sources) used to operate Processor’s Cryo and (ii) any Gas lost or otherwise not accounted for from Processor’s Cryo, in ordinary course, including Gas released through leaks, venting, flaring or instrumentation inaccuracies.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(aaa)    “Plant Inlet Volume” means (1) Producer’s Processable Gas delivered at the low pressure Receipt Points less (2) Processable Gas redelivered to Producer upstream of the low pressure Delivery Points less (3) Field FL&U less (4) Processable Gas redelivered to the High Pressure Gas Lift Redelivery Points.

(bbb)    “Plant Products” means the mixture consisting primarily of ethane, propane, isobutane, normal butane, and natural gasoline (and any incidental methane) that are extracted at the Processor’s Facilities and all other Drip in Producer’s Gas delivered to the Delivery Points or otherwise recovered at the Processor’s Facilities.

(ccc)    “Plant Products Price” means, for each component Plant Product, a price per gallon equal to 100% of the Monthly average of Processor’s actual sales price for such component product sold. It is understood that the Plant Products Price shall be net of actual, third–party, commercially reasonable fees paid or incurred by Processor for the transportation and fractionation directly related to Producer’s Plant Products but shall not in any circumstance include any (i) marketing or broker fees, (ii) deficiency, take-or-pay, or demand charges, (iii) price adjustments relating to Y-grade product quality specifications, (iv) imbalance fees and penalties, (v) line fill requirements, or (vi) requirements as to product working inventory of Y-grade at a fractionation facility.

(ddd)    “Plant Products Redelivery Points” means the upstream insulating flange of the applicable custody meter at the discharge points downstream of the Processor’s Facilities, as applicable, as described on Exhibit B, in which Plant Products are redelivered as raw mix to a takeaway pipeline or other transport mode for the account of Producer.

(eee)    “Primary Term” shall have the meaning set forth in Section 18.1.

(fff)    “Prior Dedication” means, as to any Interests acquired by Producer (or any of its successors or assigns under this Agreement) within the Dedicated Area, whether before or after the Effective Date, any dedication or commitment for some or all Services burdening such Interests which is in effect as of the time of any such acquisition.

(ggg)    “Processable Gas” means Producer’s Gas that Producer elects to have delivered to a Cryogenic Processing Facility.

(hhh)    “Processable Gas FL&U” means the aggregate of Field FL&U and Plant FL&U.

(iii)    “Processor Indemnified Parties” shall have the meaning set forth in Section 13.1.

(jjj)    “Processor’s Facilities” means any or all of the compressor stations, Central Conditioning Facilities, and Cryogenic Processing Facilities owned by Processor, capable of receiving Producer’s Gas for dehydration, compression, treating, and/or removal of Plant Products from time to time, and located in Reeves, Pecos, Jeff Davis, and Culberson Counties, Texas.

(kkk)    “Producer’s Gas” means all of the Gas owned or controlled by Producer that is produced from the Dedicated Area and delivered to Processor under this Agreement.

(lll)    “Producer Indemnified Parties” shall have the meaning set forth in Section 13.1.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(mmm)    “Producer’s Non-Processable Reserved Capacity” shall be calculated to be effective every March 1 and shall mean a volume equal to the greater of (1) [***]% of the sum of the average daily volume of (A) Non-Processable Gas delivered by Producer during the previous six (6)-Month period plus (B) any volumes that Producer was unable to deliver due to Force Majeure or due to a failure to receive by Processor and (2) the sum of the average daily volume of (A) Non-Processable Gas delivered by Producer during the previous six (6)-Month period plus (B) any volumes that Producer was unable to deliver due to Force Majeure or due to a failure to receive by Processor, plus (C) [***] Mcf/d.

(nnn)    “Producer’s Processable Reserved Capacity” shall be calculated to be effective every March 1 and shall mean a volume equal to the greater of (1) [***]% of the sum of the average daily volume of (A) Processable Gas delivered by Producer during the previous six (6)-Month period plus (B) any volumes that Producer was unable to deliver due to Force Majeure or due to a failure to receive by Processor and (2) the sum of the average daily volume of (A) Processable Gas delivered by Producer during the previous six (6)-Month period plus (B) any volumes that Producer was unable to deliver due to Force Majeure or due to a failure to receive by Processor, plus (C) [***] Mcf/d.

(ooo)    “Producer’s Reserved Capacity” means, collectively, Producer’s Non-Processable Reserved Capacity and Producer’s Processable Reserved Capacity.

(ppp)    “psia” means pounds per square inch absolute.

(qqq)    “psig” means pounds per square inch gauge.

(rrr)    “Receipt Point” means the inlet flange of the upstream gatherer’s facilities at the point of interconnection between the low pressure gathering system and Producer’s facilities or the inlet flange of the upstream gatherer’s facilities at the point of interconnection between the high pressure gathering system and Processor’s compression facilities.

(sss)    “Redelivery Point Gas Quality Specifications” mean the Gas quality requirements of downstream pipelines or other facility operators at the Residue Gas Delivery Points, as such requirements are in effect from time to time.

(ttt)    “Residue Gas” means the portion of the Gas delivered to the Processor’s Facilities that remains after treating and/or processing.

(uuu)    “Residue Gas Price” means a price per MMBtu equal to 100% of the Monthly average of Processor’s actual sales price for Residue Gas. It is understood that the Residue Gas Price shall be net of actual, third-party, commercially reasonable fees paid or incurred by Processor for the transportation directly related to Producer’s Residue Gas but shall not in any circumstance include any (i) marketing or broker fees, (ii) take-or-pay, reservation, or demand charges, (iii) imbalance fees and penalties, or (iv) line fill requirements.

(vvv)    “Residue Gas Redelivery Points” means the upstream insulating flange of the applicable Residue Gas custody meter at the discharge points downstream of the Processor’s Facilities, as applicable, as described on Exhibit B, where Residue Gas is delivered to a takeaway pipeline for the account of Producer.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(www)    “Resolution Period” shall have the meaning set forth in Section 2.2 or Section 3.5, as applicable.

(xxx)    “Services” shall have the meaning set forth in Section 2.4.

(yyy)    “Shrinkage” shall have meaning set forth in Exhibit F.

(zzz)    “Similarly Situated Customers” means any assignee of Producer’s interests hereunder (whether total or partial) pursuant to Section 19.6 or any Third Party customer that has an equal level of service priority as Producer.

(aaaa)    “Tax” or “Taxes” means any federal, state or local taxes, fees, levies or other assessments, including all sales and use, goods and services, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipt, value added, capital stock, production, business and occupation, disability, employment, payroll, license, unemployment, social security, Medicare, or withholding taxes or charges imposed by any Governmental Authority, and including any interest and penalties (civil or criminal) on any of the foregoing.

(bbbb)    “Term” shall have the meaning set forth in Section 18.1.

(cccc)    “Third Party” means any Person that, as of any applicable determination date, is not a Party to this Agreement.

(dddd)    “Third Party Gas” means Gas other than Producer’s Gas.

(eeee)    “Transfer” means any direct or indirect transfer, conveyance, assignment, grant, or other disposition of any rights, interests, or obligations.

(ffff)    “Transferee Agreement” means an agreement in the form as attached hereto as Exhibit I, which is to be signed by Processor and a Third Party to which Producer partially assigns its Interests in the Dedicated Area.

(gggg)    “Year” means a period of 365 consecutive Days, provided that any year containing the date of February 29 shall consist of 366 consecutive Days.

ARTICLE II

DEDICATION AND SERVICES

Section 2.1    Dedication; Producer Reservations; Release Rights.

(a)    Dedication. Subject to the terms and conditions of this Agreement, and solely for the purpose of this Agreement, Producer hereby dedicates for the Services to be provided by Processor under this Agreement and shall deliver or cause to be delivered at the Delivery Point(s) the following:

(i)    all Gas owned by Producer that is produced and saved from wells now or hereafter located within the Dedicated Area or on lands pooled or unitized therewith, to the

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

extent such Gas is attributable to Interests within the Dedicated Area, now owned or hereafter acquired by Producer and not otherwise delivered or used as permitted pursuant to this Agreement; and

(ii)    with respect to wells now or hereafter located within the Dedicated Area or on lands pooled or unitized herewith for which Producer is the operator, Gas for such wells that is owned by other working interest owners and royalty owners (“Non-Op Gas”) but only to the extent and for the period that Producer has the right or obligation to market such Non-Op Gas;

provided, however, with respect to any such Gas that is subject to a Prior Dedication, such Gas shall not be subject to the dedication hereunder until the expiration or termination of such Prior Dedication; provided further, that following Producer’s acquisition of any Interests subject to a Prior Dedication, Producer shall terminate such Prior Dedication at Producer’s first opportunity following the primary term of such Prior Dedication. Upon the expiration or termination of that Prior Dedication, such additional Interests within the Dedicated Area and such Gas attributable thereto will automatically be subject to the dedication hereunder without any further actions by the Parties. Producer shall notify Processor in writing of any such expiration or termination.

(b)    Covenant Running with the Land. It is the mutual intention of the Parties that, so long as the dedication in Section 2.1(a) is in effect, this Agreement and the dedication under Section 2.1(a) and all of the terms and provisions of this Agreement collectively shall (i) be a covenant running with the Interests within the Dedicated Area and (ii) be binding on and enforceable by Processor and its successors and assigns against Producer and its successors and assigns of the Interests within the Dedicated Area. Each Party agrees to execute, acknowledge, and deliver to the other Party from time to time such additional agreements and instruments as may be reasonably requested by such other Party to more fully effectuate the intention of the Parties set forth in the immediately preceding sentence, including a memorandum of this Agreement in the form set forth on Exhibit G, and in the event of a permanent release or partial assignment of the Interests dedicated hereunder, a memorandum of release in the form set forth on Exhibit H. Producer shall cause any conveyance by it of all or any of the Interests within the Dedicated Area to be made expressly subject to the terms of this Agreement. By January 31 of each year, Producer and Processor shall update Exhibit A to reflect any Interests within the Dedicated Area (1) acquired by Producer, (2) permanently released by Processor, or (3) partially assigned by Producer (and reflected in a Transferee Agreement) during the immediately preceding year, and, for the avoidance of doubt, any such new Interests within the Dedicated Area shall be subject to this Agreement (including Section 2.1(a) and Section 2.1(b)). Contemporaneously with any such update and supplement to this Agreement, Producer shall execute, acknowledge, and deliver to Processor a supplement to each of the applicable memoranda of this Agreement previously filed for recording in the real property records of each county in which any portion of such new Interests is located.

(c)    Forecasts. On or before August 1st of each Year during the Term, Processor shall deliver to Producer a map showing each current Processor’s Facilities. Subject to Processor’s delivery of such map and Processor’s compliance with the confidentiality and restricted use requirements set forth in Section 19.1, on or before October 1st of each Year during the Term, Producer shall deliver to Processor a 2-Year Forecast with respect to the Producer’s Gas. Producer

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

may also periodically provide updated 2-Year Forecasts during the Year if Producer has a good faith belief that its estimated production volumes have materially changed; provided, however, any updated 2-Year Forecast provided by Producer after October 1st shall not be applicable in Section 2.2(b) or Section 3.5 of this Agreement until October 1st of the next Calendar Year. “2-Year Forecast” shall mean Producer’s good faith estimate (expressed in Mcf per Day) and associated gas analysis of Producer’s Gas, to be produced from the Dedicated Area, broken down by Processor’s Facilities, and delivered to the Delivery Points for each Month for the next two (2) years of the Term of the Agreement, which forecasts shall be based on Producer’s most recent engineering and planning data. At Processor’s request, but no more than once per quarter, Producer and Processor will meet to discuss changes in the forecast to ensure that Processor will have adequate capacity in place to meet Producer’s requirements. For the sake of clarity, Processor acknowledges that Producer shall not at any time be required to deliver any of Producer’s internal budget information to Processor. Producer shall use all commercially reasonable efforts and information available to it to create the 2-Year Forecasts, but, given the inherent nature of the estimates involved in creating such Forecasts, Producer cannot guarantee the accuracy of any 2-Year Forecast.

(d)    Producer’s Reservations.

(i)    Gas for Lessors or Royalty Owners. Producer shall have the right to utilize Gas as may be required to be delivered to lessors or royalty owners under the terms of leases or other agreements or as required for Producer’s operations within the Dedicated Area or lands pooled or unitized therewith, as determined by Producer in its sole discretion.

(ii)    Pooling or Units. Producer may form, dissolve, and/or participate in pooling agreements or units encompassing all or any portions of the Dedicated Area, as determined by Producer in its sole discretion.

(iii)    Operational Control of Wells. Producer reserves the right to operate its leases and wells in any manner that it desires, as determined by Producer in its sole discretion and free of any control by Processor, including without limitation, (i) shutting-in, cleaning out, reworking, modifying, deepening, or abandoning any such wells, (ii) using any efficient, modern, or improved method for the production of its wells, (iii) flaring, burning, or venting Gas and (iv) surrendering, releasing, or terminating its leases or Interests or allowing such leases or Interests to expire at any time.

(iv)    Well Development and Operations. Producer reserves the right to use Gas (including the Plant Products in such Gas), above ground or below, to develop and operate its leases and wells, including, without limitation, for Gas lift, fuel, pressure maintenance, or other re-injection purposes, secondary and tertiary recovery, drilling or cycling, operation of Producer’s facilities, and/or any other legitimate use in connection with the development and/or operation of its leases and wells that are now or hereafter become subject to the terms of this Agreement. Additionally, for Gas used for fuel, Producer has the right to remove and dispose of liquid hydrocarbons from such Gas by means it deems necessary, including via low temperature separation.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(v)    No Obligation to Develop. Notwithstanding anything else in this Agreement that may be construed to the contrary, Producer reserves the right to develop and operate its leases and wells as it sees fit, in its sole discretion, and Producer shall have no obligation to Processor under this Agreement to develop or otherwise produce Gas or other hydrocarbons from any properties owned by it, including any properties now or hereafter located within the Dedicated Area or the lands pooled or unitized therewith.

Section 2.2    Release from Dedication.

(a)    Immediate Temporary Release. If for any reason including Force Majeure and Producer’s Gas being Off-Spec Gas (but not including a pressure problem which is addressed in Section 3.5), Producer delivers Gas otherwise in accordance with the terms of this Agreement but Processor does not take all or any portion of Producer’s Gas delivered or otherwise available for delivery at a Delivery Point, Producer shall be entitled to an immediate temporary release from dedication of such volume of Producer’s Gas, and may dispose of such Gas in any manner it sees fits, subject to Processor’s right to resume receipts at a subsequent time when Processor is able to take all of Producer’s Gas available for delivery at the Delivery Point in accordance with the terms of this Agreement, provided however if during such temporary release period Producer secures a different temporary market, Processor may resume receipts only upon thirty (30) days’ advance written notice and only as of the beginning of a Month, unless otherwise agreed.

(b)    Permanent Release. In addition to Section 2.2(a), above, if Producer delivers Gas otherwise in accordance with the terms of this Agreement but Processor does not take and process all or any portion of Producer’s Gas up to the applicable Producer’s Reserved Capacity for delivery at an existing Delivery Point for any reason (including a failure to meet quality requirements for nitrogen, but not including (i) a failure to meet quality requirements other than for nitrogen as set forth above, for which no permanent release shall be available or (ii) a pressure problem, which is addressed in Section 3.5) for a cumulative thirty (30) Days in any ninety (90) Day period, unless such failure is caused by Force Majeure, in which case a cumulative 180 Days in any 365-Day period, or if Processor fails to allocate Producer’s Plant Products pursuant to the fixed recovery rates set forth on Exhibit F for a cumulative thirty (30) Days in any ninety (90) Day period (with no extension if such failure is caused by Force Majeure), then upon Producer’s written notice to Processor, Processor shall have fifteen (15) Days from receipt of such notice to propose a feasible plan to Producer that shall resolve such issue, at Processor’s sole cost and expense, within sixty (60) Days after proposing such plan (the “Resolution Period”). If (A) Processor fails to propose a resolution within the stated fifteen (15) Days, (B) the issue is not resolved after completion of Processor’s resolution, or (C) Processor does not complete such resolution within the Resolution Period (but if Processor’s completion is delayed or prevented by reason of Force Majeure, the Resolution Period shall be extended by an additional 120 Days), Producer may elect within thirty (30) Days following Processor’s failure to propose a resolution, the completion of such inadequate resolution or the expiration of such Resolution Period, as applicable, by giving written notice to Processor, to either (i) a permanent release from dedication as to the affected Delivery Point and the portion(s) of the Dedicated Area associated with such Delivery Point (and such released portion(s) shall be stated in terms of acreage) or (ii) until the issue has been resolved, a [***] percent ([***]%) reduction in the then-existing applicable Fees for a volume of Gas equal to Producer’s good-faith estimate of the volumes that were or would have been delivered to the affected Delivery Points under the Agreement; provided, however, Producer shall not be entitled

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

to either of the foregoing remedies to the extent that Producer’s good-faith estimate of the affected volumes exceeds the last 2-Year Forecast Producer delivered to Processor in accordance with Section 2.1(c). If Producer elects a permanent release and Processor’s failure to take and process Producer’s Gas only affects certain, specific Delivery Point(s), Producer’s permanent release shall be limited to such affected Delivery Point(s) and the portion of the Dedicated Area connected upstream of such affected Delivery Point(s), including existing and future wells within such portion of the Dedicated Area. If Producer elects a permanent release and Processor’s failure to take and process Producer’s Gas affects all Delivery Points receiving Processable Gas or all Delivery Points receiving Non-Processable Gas, the portion(s) of the Dedicated Area to be released shall be designated by Producer, acting reasonably and in good faith, provided that Producer shall provide to Processor (subject to the confidentiality and non-use restrictions set forth in this Agreement) reasonable evidence to support Producer’s determination of the portion(s) of the Dedicated Area to be released, and as long as Producer’s determination of the areas to be released is reasonably supported, such determination shall be deemed conclusive. For clarity, this Section 2.2(b) is not applicable to the extent that Producer’s upstream gatherer fails to connect a new Receipt Point.

(c)    Release by Upstream Gatherer. Delivery of Producer’s Gas to Processor hereunder is dependent upon the performance of upstream gathering facilities to which Producer has made a dedication similar to the dedication under this Agreement. To the extent that Producer’s dedication under such upstream contracts is released, Producer shall receive a corresponding release from dedication under this Agreement.

Section 2.3    No Election of Remedies. Producer’s exercise of any right to a release from dedication or Fee reduction under Section 2.2 shall not be deemed as an election of remedies for any unexcused failure of Processor to perform any obligation under this Agreement, and Producer shall be entitled to any and all other remedies, including specific performance and injunctive relief (without the need to post any bond).

Section 2.4    Processing and Related Services. Subject to the terms and conditions of this Agreement, each Month during the Term Processor shall provide, or cause to be provided the following services, each on a Firm basis (collectively, the “Services”):

(a)	receive, or cause to be received, Producer’s Gas (including entrained condensate) at the Delivery Points up to Producer’s Reserved Capacity;

(b)

dehydrate, compress, and, if required to meet the Redelivery Point Gas Quality Specifications, treat all of Producer’s Non-Processable Gas at the Central Conditioning Facilities and purchase or deliver for Producer’s account such Producer’s Non-Processable Gas as Residue Gas;

(c)

for Producer’s Processable Gas, (i) compress and redeliver such Producer’s Gas into a high pressure gathering system, (ii) during the Gas Lift Redelivery Period and at Producer’s direction, re-accept a portion of Producer’s Gas at a High Pressure Gas Lift Redelivery Point and redeliver to Producer, and (iii) re-accept such Producer’s Gas, less any Producer Gas redelivered to Producer at a High Pressure Gas Lift Redelivery Point, at the Cryos;

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(d)

dehydrate, compress, treat (if required to meet the Redelivery Point Gas Quality Specifications), and remove Plant Products from all of Producer’s Processable Gas; and purchase or deliver for Producer’s account all Producer’s Residue Gas and Plant Products for volumes attributable to Producer’s Processable Gas;

(e)	subject to Section 18.3, expand its Facilities pursuant to the following requirements:

(i)

Non-Processable Gas Facilities. Processor shall, at Processor’s sole expense, undertake an expansion of existing infrastructure or construct and/or install new Processor’s Facilities for Non-Processable Gas (including Central Conditioning Facilities) (A) if the then-existing throughput in existing Processor’s Facilities for Non-Processable Gas from all of Processor’s customers exceeds eighty percent (80%) of the design capacity, and (B) if Producer’s 2-Year Forecast plus Third Party Gas for Similarly Situated Customers for Non-Processable Gas exceeds one hundred five percent (105%) of the designated design capacity for existing Processing Facilities for Non-Processable Gas, and such expansion shall be completed within nine (9) months from the date that the conditions in subparts (A) and (B) above are satisfied; provided however, if Processor can secure Firm capacity to offload Non-Processable Gas, Processor shall not be required to expand the Non-Processable Gas facilities pursuant to this Section 2.1(e)(i) as long as Processor can continue to accept all of Producer’s Non-Processable Gas pursuant to the terms of this Agreement (including redelivery at the Residue Gas Redelivery Points listed on Exhibit B);

(ii)

Processable Gas Facilities. Processor shall, at Processor’s sole expense, undertake an expansion of existing infrastructure or construct and/or install new infrastructure within Processor’s Facilities for Processable Gas (A) if the then-existing throughput in existing Processor’s Facilities for Processable Gas exceeds eighty percent (80%) of the design capacity, and (B) if Producer’s 2-Year Forecast plus Third Party Gas for Similarly Situated Customers for Processable Gas exceeds one hundred five percent (105%) of the designated design capacity for existing Processor’s Facilities for Processable Gas, and such expansion shall be completed within fourteen (14) months from the date that the conditions in subparts (A) and (B) above are satisfied; provided however, if Processor can secure Firm capacity to offload Processable Gas, Processor shall not be required to expand the Processable Gas facilities pursuant to this Section 2.1(e)(ii) as long as Processor can continue to accept all of Producer’s Processable Gas pursuant to the terms of this Agreement (including redelivery at the Residue Gas Redelivery Points and the Plant Products Redelivery Points listed on Exhibit B);

(f)	perform such other obligations and actions as are described under this Agreement.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

Processor shall perform all Services and operate Processor’s Facilities consistent with industry standard and in a prudent, workmanlike manner.

Notwithstanding anything in this Agreement to the contrary, Producer shall not be entitled to Services on a Firm basis on any Processor’s Facilities, or any portions of the Processor’s Facilities, that have been built by Processor exclusively to service Gas volumes delivered by any Third Party customer.

Section 2.5    Recovery Rates and Take In-Kind Rights.

(a)    Recovery Rates.

(i)

Subject to Producer’s Ethane Option, Processor shall determine Producer’s share of Residue Gas and Plant Products from Producer’s Processable Gas based on the fixed recovery rates (which includes any condensate fallout) and the allocation methodology shown on Exhibit F. Any Plant Products that are recovered from Producer’s Processable Gas in excess of the fixed recovery rates described in Exhibit F shall be retained for the account of Processor, and Processor agrees to sell, or cause to be sold, such retained Plant Products (other than condensate fallout) to Enterprise Products Operating LLC or its successor. For clarity, Processor shall include any Drip volumes in the Gas delivered by Producer in its calculation of Producer’s share of Producer’s Plant Products, but Processor shall deliver pentanes in lieu of condensate at the Plant Products Redelivery Points.

(ii)	[***]

(b)    Allocation Event. If Processor is rendered unable, wholly or in part, by Force Majeure, to perform or comply with any obligation or condition of this Agreement for more than seventy-two (72) consecutive hours in a given Month that impacts system recoveries of Plant Products (an “Allocation Event”), then for the duration of the Allocation Event, Processor may allocate Plant Products and Residue Gas based on actual recoveries and fuels as described in this Section 2.5(b).

(i)

Processor will allocate FL&U consumed in Processor’s Facilities that handle Processable Gas to each Receipt Point based on the ratio of MMBtu of Producer’s Processable Gas received at the Receipt Point to the total MMBtus of Gas received at all applicable receipt points into Processor’s Facilities utilizing the same level of compression service; provided, however, fuel used in the treating of natural gas for the removal of non-hydrocarbon contaminants shall be allocated only to such Receipt Point(s) or receipt points which require the removal of such non-hydrocarbon contaminants in order to meet the quality specifications at the Plant Product Redelivery Points or the Redelivery Point Gas Quality Specifications. The allocation of fuel for such Receipt Point(s) or receipt points requiring removal of non-hydrocarbon contaminants will be further allocated based on such Receipt Point or receipt point volume and the percentage of non-hydrocarbon contaminants contained in each gas stream.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(ii)

For each Receipt Point, Processor will determine the quantity of Plant Products allocated to Producer by multiplying the total quantity of each Plant Product component recovered and sold from the applicable Processor’s Facilities and/or the Cryo by a fraction, the numerator of which will be the gallons of such Plant Product component contained in the Processable Gas delivered by Producer at the Receipt Point less (i) its allocated share of FL&U that is consumed upstream of the Cryo and (ii) Gas delivered to Producer at High Pressure Gas Lift Redelivery Points, and the denominator of which will be the total gallons of such Plant Product component contained in all Gas delivered to Processor from all sources connected to Processor’s Cryos, less FL&U and buyback gas, if applicable.

(iii)

The MMBtu of Residue Gas allocable to Producer shall be determined by multiplying the MMBtu of Residue Gas available from the Cryo by a fraction, the numerator of which will be the theoretical MMBtu of Residue Gas remaining from Producer’s Processable Gas at the Receipt Point less Gas delivered to Producer at High Pressure Gas Lift Redelivery Points, and the denominator of which will be the total of the theoretical MMBtu of Residue Gas remaining from all gas delivered to Processor from all sources connected to Processor’s Cryos, less buyback gas, if applicable.

(c)    Take In-Kind - Residue Gas. For each Calendar Year during the Term, Producer shall have the right to take its Residue Gas in-kind. Producer elects to take its Residue Gas in-kind at the Residue Gas Redelivery Point as of the Effective Date of this Agreement. This election shall remain in effect until Producer provides notice to Processor at least one hundred eighty (180) Days prior to beginning of the Calendar Year that Producer no longer elects to take its Residue Gas in-kind, and such election to no longer take in-kind shall continue for the remainder of the Term. For any Calendar Year the Producer elects to take its Residue Gas in-kind, Processor shall not be required to pay the Residue Gas Price. Additionally, during any such Calendar Year, the “Take In-Kind Terms” set forth in Article VIII and Exhibit E, as well as the applicable title, possession, and liability provisions of Article XIII and Article XIV shall apply.

(d)    Take In-Kind - Plant Products. For each Calendar Year during the Term, Producer shall have the right to take its Plant Products in-kind. Producer elects to take its Plant Products in-kind at the Plant Products Redelivery Point as of the Effective Date of this Agreement. This election shall remain in effect until Producer provides notice to Processor at least one hundred eighty (180) Days period to the beginning of the Calendar Year that Producer no longer elects to take its Plant Products in-kind, and such election to no longer take in-kind shall continue for the remainder of the Term. For any Calendar Year that Producer elects to take its Plant Products in-kind, Processor shall not be required to pay the Plant Products Price. Additionally, during any such Calendar Year, the “Take In-Kind Terms” set forth in Article IX and Exhibit E, as well as the applicable title, possession, and liability provisions of Article XIII and Article XIV shall apply.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

Section 2.6    Modification of System Capacity. Other than during periods of emergency and/or required Maintenance, Processor shall not take, without Producer’s prior written consent, any action that could cause the Plant Capacity to be reduced below the aggregate capacity needed to satisfy all of Processor’s Firm contracts.

Section 2.7    Priority of Gas Services; Curtailment. Processor covenants that it shall not oversubscribe Processor’s Facilities or take additional production into Processor’s Facilities if, as a result, Processor is unable to perform its Service obligations under this Agreement. Processor agrees to not provide services of any kind for any Third Party Gas on a basis that has a priority (i) higher than or (ii) equal to that to which Producer is entitled under this Agreement without Producer’s prior written consent; provided, however, that in the case of (ii), (A) such consent shall not be required as long as capacity equal to the Producer’s Reserved Capacity remains reserved for Producer in Processor’s Facilities (which, for clarity, remains subject to curtailment pursuant to the last sentence of this Section 2.7, including subparts (a) and (b)), and (B) such consent, if required, shall not be unreasonably withheld if the Third Party agreement shall not be reasonably expected to impact Processor’s ability to perform its obligations to Producer under this Agreement. If for any reason, including, without limitation, Force Majeure, maintenance, or constraints at Redelivery Point(s), Processor needs to curtail receipt, processing or delivery of Gas at the Processor’s Facilities, the following procedures shall be followed:

(a)

First, Gas deliveries from all customers other than Producer and Similarly Situated Customers shall be curtailed prior to any curtailment or interruption of Producer’s Gas or Gas from Similarly Situated Customers; and

(b)    Second, if additional curtailments are required beyond Section 2.7(a) above, Processor shall notify Producer and the Similarly Situated Customers of such curtailment and require good faith estimates of expected gas volumes from Producer and Similarly Situated Customers. Processor shall then allocate the Plant Capacity at the affected Delivery Point on a pro rata basis based upon Producer’s and each Similarly Situated Customer’s respective good faith estimates for the affected point.

Section 2.8    Third Party Gas. Processor agrees that it shall not accept Third Party Gas into the Processor’s Facilities if such Third Party Gas shall cause Producer’s Gas to not meet the Redelivery Point Gas Quality Specifications.

Section 2.9    Operation and Maintenance of Processor’s Facilities. Processor shall (i) be entitled to complete operational control of the Processor’s Facilities and (ii) construct, install, own, operate, and maintain, at its sole cost, risk and expense, the facilities in accordance with all applicable laws, as a reasonably prudent operator and, to the extent reasonably possible, in a cost-efficient and effective manner for Producer. For the avoidance of doubt, Processor shall have the right to deliver Producer’s Non-Processable Gas to the Cryos as long as Processor settles Producer’s Fees and FL&U based on the Non-Processable Gas terms in this Agreement.

Section 2.10    Commingling. The Parties agree that Producer’s Gas may constitute part of the supply of Gas from multiple sources, and Processor shall have the right, subject to Processor’s obligations under this Agreement, to commingle Producer’s Gas with other Gas, to deliver Residue Gas and Plant Products containing molecules different from those received at the Delivery Points, and to handle the molecules delivered at the Delivery Points in any manner.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

Section 2.11     Acquisitions by Affiliates of Producer. If any Affiliate of Producer acquires any fee ownership, working interest ownership, mineral ownership, leasehold ownership, farmout, or other contractual arrangement or arising from any pooling, unitization, or communitization of any of the foregoing rights within the Dedicated Area (“Affiliate Interests”), then Producer shall use its best efforts to cause any applicable Affiliate of Producer who acquires such Affiliate Interests to execute and deliver to Processor (i) a joinder to this Agreement in the form of Exhibit J attached hereto and (ii) a memorandum of this Agreement in the form set forth on Exhibit G. In the event that an Affiliate of Producer becomes a Producer under this Agreement, the liabilities of Producer and each such Affiliate of Producer shall be several and not joint.

Section 2.12    Producer’s Right to Deliver Other Gas. Subject to the terms and conditions of this Agreement and availability of capacity, Producer shall have the continuing right to deliver Producer’s equity Gas production and Gas that Producer controls as operator on behalf of non-operating partners from outside of the Dedicated Area to Processor at any one or more Delivery Point(s), and Processor shall provide the Services for such Gas at Processor’s Facilities; provided that such Gas shall not be dedicated under this Agreement.

ARTICLE III

DELIVERY POINTS AND PRESSURE

Section 3.1    Delivery Points. The delivery points for all Producer’s Gas delivered by Producer under this Agreement shall be the location where Producer’s Gas enters the inlet flange of the Processor’s Facilities located at the points identified on Exhibit B of this Agreement (each, a “Delivery Point,” and together, the “Delivery Points”).

Section 3.2    Pressure at Delivery Points. Producer shall cause Producer’s Gas to be delivered to the Delivery Points at a pressure sufficient to enter the Processor’s facilities, provided that Processor maintains the operating pressures at not more than [***] psig at the inlet to any Central Conditioning Facilities and at all other Low Pressure Delivery Points. Processor shall maintain a minimum operating pressure at the inlet to the Cryogenic Processing Facilities and at the High Pressure Gas Lift Redelivery Points of no less than the minimum pressure for each such point as detailed on Exhibit B. Producer shall not deliver Gas at a pressure in excess of the MAOP at the Delivery Point, as such MAOP may exist from time to time. As of the Effective Date, the MAOP at each Delivery Point shall be listed on Exhibit B, and Processor shall give written notice to Producer at any time thereafter that the MAOP for any Delivery Point changes and for each additional Delivery Point when it is added.

Section 3.3    Pressure at Residue Gas Redelivery Points. If Producer elects to take its Residue Gas in-kind, Processor shall redeliver Residue Gas at a pressure sufficient to enter the receiving facilities at such Residue Gas Redelivery Point, but shall not deliver such Gas at a pressure in excess of the MAOP of such receiving facilities, as such MAOP may exist from time to time.

Section 3.4    Pressure at Plant Product Redelivery Points. If Producer elects to take its Plant Products in-kind, Processor shall redeliver Plant Products at a pressure sufficient to enter the receiving facilities at each Plant Product Redelivery Point, but shall not deliver such Plant Products at a pressure in excess of MAOP of such receiving facilities, as such MAOP may exist from time to time.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

Section 3.5    Release Rights. At any time that the operating pressure at a Delivery Point is not in compliance with the required operating pressure or is in excess of the MAOP for any reason, including Force Majeure, Producer shall be entitled to an immediate temporary release from dedication and may immediately dispose of and/or deliver to any third Person any of Producer’s Gas available for delivery at such Delivery Point. In the event the operating pressure is not in compliance with the required pressure for a cumulative thirty (30) Days in any ninety (90) Day period for reasons other than Force Majeure, then upon Producer’s written notice to Processor, Processor shall have fifteen (15) Days from receipt of such notice to propose a feasible plan that shall, at Processor’s sole cost and expense, resolve the pressure issue within sixty (60) Days after proposing such plan (the “Resolution Period”) so that the pressure shall be maintained in compliance with the required pressure (including when all available Gas is delivered to the Delivery Point(s), i.e., including all of Producer’s Gas that may have been temporarily released). If (a) Processor fails to propose a resolution within the stated fifteen (15) Days, (b) the issue is not resolved after completion of Processor’s resolution, or (c) Processor does not complete its proposed resolution within the Resolution Period for any reason (but if Processor’s completion is delayed or prevented by reason of Force Majeure, the Resolution Period shall be extended by an additional 120 Days), then Producer may elect, by giving written notice to Processor, to either (i) a permanent release from dedication as to any affected Delivery Point(s) and the portion(s) of the Dedicated Area associated with such Delivery Point(s) (and such released portion(s) may be stated in terms of wells and/or acreage) or (ii) until the pressure issue has been resolved, a [***] percent ([***]%) reduction in the then-existing applicable Fees for a volume of Gas equal to Producer’s good-faith estimate of the volumes that would have been delivered to the affected Delivery Points under this Agreement; provided, however, Producer shall not be entitled to the remedies set forth in either subsection (i) or subsection (ii) to the extent that (x) any Receipt Point(s) upstream of the Delivery Point are in compliance with the Required Pressure (as defined in the Gas Gathering Agreement) for such Receipt Point(s) or (y) Producer’s good-faith estimate of volumes exceeds the last 2-Year Forecast Producer delivered to Processor in accordance with Section 2.1(c). If Producer elects a permanent release and the pressure issue only affects certain, specific Delivery Point(s), Producer’s permanent release shall be limited to such affected Delivery Point(s) and the portion of the Dedicated Area connected upstream of such affected Delivery Point(s), including existing and future wells within such portion of the Dedicated Area. If Producer elects a permanent release and the pressure issue affects all Delivery Points receiving Processable Gas or all Delivery Points receiving Non-Processable Gas, the portion(s) of the Dedicated Area to be released shall be designated by Producer, acting reasonably and in good faith, provided that Producer shall provide to Processor (subject to the confidentiality and non-use restrictions set forth in this Agreement) reasonable evidence to support Producer’s determination of the portion(s) of the Dedicated Area to be released, and as long as Producer’s determination of the areas to be released is reasonably supported, such determination shall be deemed conclusive. Producer’s right to a release from dedication or Fee reduction under this Section 3.5 shall not be deemed an election of remedies, and Producer shall be entitled to any and all other remedies, including specific performance and injunctive relief (without the need to post any bond).

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

ARTICLE IV

GAS QUALITY

Section 4.1    Gas Quality Specifications. Processable Gas shall meet the Gas Quality Specifications set forth in Exhibit D-1. Non-Processable Gas shall meet the Gas Quality Specifications set forth in Exhibit D-2. Notwithstanding anything in this Article IV to the contrary, the Parties acknowledge that, as of the Effective Date, Processor is accepting Producer Gas from certain Sour Gas Receipt Points listed on Exhibit D-1 for Producer’s Processable Gas and Exhibit D-2 for Producer’s Non-Processable Gas that may not conform to the applicable Gas Quality Specifications, and the Parties agree that as long as (i) the concentration of the respective non-conforming Gas Quality Specification or daily delivered volume does not exceed 110% of the Baseline Conditions as stated on Exhibit D-1 for Producer’s Processable Gas and Exhibit D-2 for Producer’s Non-Processable Gas and (ii) the conditions of Section 4.2 are satisfied, Producer Gas delivered from such sources during the Term shall not be considered Off-Spec Gas.

Section 4.2    Non-Conforming Gas. If at any time (i) the weighted average by volume of Producer’s Processable Gas received at all Delivery Points fails to conform to the Gas Quality Specifications set forth in Exhibit D-1, (ii) the weighted average by volume of Producer’s Non-Processable Gas received at all Delivery Points fails to conform to the Gas Quality Specifications set forth in Exhibit D-2, or (iii) Producer’s Gas received at any Receipt Point contains more than one hundred (100) parts per million by volume of hydrogen sulfide or more than six percent (6%) carbon dioxide by volume (in each case, “Off-Spec Gas”), then Processor shall promptly give Producer written notice of the deficiency and shall have the right to cease taking any Off-Spec Gas. In addition, Processor shall give Producer written notice (a “Near Off-Spec Notice”) if Producer’s Gas reaches eighty percent (80%) of the applicable specification for hydrogen sulfide, carbon dioxide, or nitrogen, and such Near Off-Spec Notice shall remain in effect until Producer’s Gas has not exceeded fifty percent (50%) of the applicable specifications for hydrogen sulfide, carbon dioxide, and nitrogen for five (5) consecutive Days; provided, that if the circumstances giving rise to a Near Off-Spec Notice last for more than one Month, Processor shall provide an updated Near Off-Spec Notice for each Month that the situation continues.

Section 4.3    Reimbursement for Costs and Expenses. Producer shall reimburse Processor for actual, reasonable costs and expenses directly resulting from damage to (i) the Processor’s Facilities, (ii) other customers’ Gas, and (iii) all third parties located downstream of Processor’s Facilities, to the extent such damage is directly caused by the delivery to the Processor’s Facilities of Producer’s Gas that is Off-Spec Gas, except when Processor knowingly accepts such Off-Spec Gas into the Processor’s Facilities. Notwithstanding the above or anything else in this Agreement, Producer’s responsibility under this Section 4.3 shall be for actual, direct damages only, and in no event shall this Section 4.3 require Producer to pay or in any way be responsible for the Consequential Damages of any Person.

ARTICLE V

MEASUREMENT

Section 5.1    Equipment and Specifications. Producer’s Gas delivered to the Processor’s Facilities shall be measured by Processor at each Receipt Point, each Delivery Point, each High Pressure Gas Lift Redelivery Point, and any point on the gathering system upstream of Processor’s

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

Facilities where buyback gas is redelivered to Producer, and the Residue Gas and Plant Products shall be measured at the meter(s) at the applicable Redelivery Point(s). The meters and appurtenant facilities shall be installed, operated, and maintained by Processor in accurate working order and condition, in accordance with the requirements set forth in this Article V, with good and workmanlike standards generally practiced by reasonably prudent gas processing operators, and in accordance with all laws.

Section 5.2    Gas Meter Standards. Orifice meters installed in such measuring stations for Gas shall be constructed and operated in accordance with ANSI/API 2530 API 14.3, AGA Report No. 3, Orifice Metering of Natural Gas and Other Related Hydrocarbon Fluids (including as it may be revised from time to time) and shall include the use of flange connections and, where necessary, straightening vanes, flow conditioners and/or pulsation dampening equipment. Ultrasonic meters or Coriolis meters installed in such measuring stations shall be constructed and operated in accordance with AGA Report No. 9, Measurement of Gas by Ultrasonic Meters, First Edition, and AGA Report No. 11, Measurement of Natural Gas by Coriolis Meter, respectively; and any subsequent modification and amendment thereof generally accepted within the Gas industry. Electronic flow computers shall be used and the Gas shall have its volume, mass, and/or heat content computed in accordance with the applicable AGA standards including, but not limited to, AGA Report Nos. 3, 5, 6, 7, 8 and API 21.1 “Flow Measurement Using Electronic Metering Systems” and any subsequent modifications and amendments thereof generally accepted within the Gas industry. When Gas chromatographs are used they shall be installed, operated, maintained, and verified according to industry standards (GPA 2261, GPA 2145, GPA 2172, and GPA 2177).

Section 5.3    Notice of Measurement Equipment Inspection and Calibration. Each Party shall give seventy-two (72) hours’ notice to the other Party in order that the other Party may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating, or adjusting of measuring equipment used in measuring or checking the measurement of receipts or deliveries of Gas under this Agreement. The official electronic data from such measuring equipment shall remain the property of the measuring equipment owner, but copies of such records shall, upon written request, be submitted, together with calculations and flow computer configurations therefrom, to the requesting Party for inspection and verification.

Section 5.4    Measurement Accuracy Verification. Each Party shall verify the accuracy of all transmitters, flow computers, and other equipment used in the measurement of the Gas hereunder at intervals not to exceed one hundred eighty (180) Days and cause such equipment to be adjusted or calibrated as necessary. Testing frequency shall be based upon each Delivery Point flow rate (Mcf/Day). Any flow rate at a Delivery Point that is: (x) greater than 1,000 Mcf/Day shall be tested Monthly, (y) between 101 and 1,000 Mcf/Day shall be tested quarterly, and (z) less than 100 Mcf/Day shall be tested semi-annually. Neither Party shall be required to cause adjustment or calibration of such equipment more frequently than once every Month, unless a special test is requested pursuant to Section 5.5. If, upon testing, (i) no adjustment or calibration error is found that results in an incremental adjustment to the calculated flow rate through each meter run in excess of two percent (2%) of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator) or (ii) any quantity error is not greater than two hundred fifty (250) Mcf per Month, then any previous recordings of such equipment shall be considered accurate in computing deliveries but such equipment shall be adjusted or calibrated at once. If, during any test of the measuring equipment, an adjustment or

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

calibration error is found that results in (i) an incremental adjustment to the calculated flow rate through each meter run in excess of two percent (2%) of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator) and (ii) a quantity error greater than two hundred fifty (250) Mcf per Month (“Material Measurement Error”), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by the Parties) and the total flow for such period shall be determined in accordance with the provisions of Section 5.6. If the period of error condition cannot be determined or agreed upon between the Parties, such correction shall be for a period extending over the last one half (1/2) of the time elapsed since the date of the last test.

Section 5.5    Special Tests. In the event a Party desires a special test (a test not scheduled by a Party under the provisions of Section 5.4) of any measuring equipment, seventy-two (72) hours’ advance notice shall be given to the other Party and, after providing such notice, such test shall be promptly performed. If no Material Measurement Error is found, the Party requesting the test shall pay the costs of such special test including any labor and transportation costs pertaining thereto. If a Material Measurement Error is determined to exist, the Party responsible for such measurement shall pay such costs and perform any corrections required under Section 5.4.

Section 5.6    Metered Flow Rates in Error. If, for any reason, any measurement equipment is (i) out of adjustment, (ii) out of service, or (iii) out of repair, and, in each case, a Material Measurement Error exists as a result thereof, the total quantity of Gas delivered shall be determined in accordance with the first of the following methods which is feasible:

(a)    by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 5.4);

(b)    where multiple meter runs exist in series, by calculation using the registration of such meter run equipment; provided that they are measuring Gas from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators, and are accurately registering; or

(c)    by estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.

Section 5.7    Record Retention. Processor shall retain and preserve all test data, charts, and similar records for any Calendar Year for a period of at least sixty (60) Months, unless any applicable Law requires a longer time period or Processor has received written notification of a dispute involving such records, in which case all records shall be retained until the related issue is resolved.

Section 5.8    Correction Factors for Volume Measurement. The computations of the volumes of Gas measured shall be made as follows:

(a)    The hourly orifice coefficient for each meter shall be calculated at the base pressure of fourteen and sixty-five hundredths (14.65) psia and the base temperature of sixty (60) degrees Fahrenheit. All Gas volume measurements shall be based on a local atmospheric pressure assumed to be thirteen and seven-tenths (13.7) psia.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(b)    The flowing temperature of the Gas shall be continuously measured. In the case of electronic metering, such temperature measurement shall be used as continuous input to the flow computer for calculation of Gas volume, mass and/or energy content in accordance with the applicable AGA or API 21.1 standards including, but not limited to, AGA Report Nos. 3, 5, 6, 7 and 8 and any subsequent modification and amendments thereof generally accepted within the Gas industry.

(c)    Measurements of inside diameters of pipe runs and orifices shall be obtained by means of a micrometer to the nearest one-thousandth of an inch, and such measurements shall be used in computations of coefficients.

(d)    In determining the volume of Gas, when electronic transducers and flow computers are used, the Gas shall have its volume, mass and/or energy content continuously integrated in accordance with the applicable AGA standards including, but not limited to, AGA report Nos. 3, 5, 6, 7 and 8 and any subsequent modification and amendments thereof generally accepted within the Gas industry.

(e)    In calculating the volume of Gas, deviation from Boyle’s Law at the pressure, specific gravity, and temperature for each measurement shall be determined by use of AGA Report No. 8, Compressibility Factors for Natural Gas and Other Related Hydrocarbon Gases, published by the AGA in conjunction with Gas Measurement Committee Report No. 3 and amendments thereto generally accepted within the Gas industry.

(f)    Whenever the conditions of pressure and temperature differ from the standards described herein, conversion of the volume from these conditions to the standard conditions shall be made in accordance with the Ideal Gas Laws, corrected for deviation by the methods set forth in the AGA Gas Measurement Committee Report No. 3, as said report may be amended from time to time.

Section 5.9    Exception to Gas Measurement Basis. If at any time the basis of measurement set out in this Agreement should conflict with any Law, then the basis of measurement provided for in such Law shall govern measurements hereunder.

Section 5.10    Gas Sampling. Receipt Point meters downstream of new wells or wells that have been changed due to a workover or other well bore alteration that could alter the Gas composition shall be sampled Monthly until the analyses demonstrate reasonable consistency. After such time, said meters shall then be sampled at the stated calibration frequency. Processor shall install and maintain a Gas composite sampler at each of the Receipt Points.

(a)    Receipt Points and Delivery Points. The composition, specific gravity and Gross Heating Value of Producer’s Gas shall be determined by the measuring party taking a sample at the same frequency as the meter calibration test. The sample shall be acquired through an on-line chromatograph or a composite sampler. The analytical results shall be applied at the beginning of the Month the sample is taken until a subsequent representative sample is applied.

(b)    Residue Gas Redelivery Points. The composition, specific gravity, and Gross Heating Value of Producer’s Residue Gas shall be determined by the measuring party taking a sample at the same frequency as the meter calibration test. The sample shall be acquired through either an on-line Gas chromatograph or a composite sampler. The analytical results shall be applied at the beginning of the Month the sample is taken until a subsequent representative sample is applied.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(c)    The specific gravity of Gas at all applicable measurement points shall be determined by a Gas chromatographic component analysis to the nearest one thousandth (0.001) of the samples of the Gas taken for test purposes as provided above, or by such other method as shall be mutually agreed upon.

(d)    The Gross Heating Value shall be measured by Gas chromatographic analysis or component analysis of the samples of the Gas taken for test purposes as provided above, or by such other method as shall be mutually agreed upon.

(e)    The Gas received by Processor at Delivery Points other than those at the inlet of a Cryogenic Processing Facility shall be deemed as saturated with water and the Gas shall be measured and settled as saturated at base pressure and base temperature.

Section 5.11    Modifications to Measurement Procedures. In the event the measurement procedures herein cease to be reflective of actual operations or become inequitable in any respect, such measurement procedures shall be modified to reflect actual operations and to remove such inequities, as long as such modified measurement procedures are consistently applied to Producer and all other customers at the Processor’s Facilities.

Section 5.12    Substitute Measurement and Sampling. Notwithstanding anything in this Article V to the contrary, for any of the Receipt Point(s) where Producer has installed a meter in accordance with the standards set forth in Section 5.2, Processor shall not be obligated to install its own meter and may use the measurements and samples taken by Producer at the Receipt Point(s). Additionally, notwithstanding anything in this Article V to the contrary, Processor is not obligated to install its own meter at a Delivery Point and may use aggregate measurements and samples taken at all Receipt Points upstream of such Delivery Point. When relying on Producer’s Receipt Point meters, Processor shall have the right to witness meter provings and have access to raw measurement data collected. For the avoidance of doubt, if Processor installs its own Receipt Point meters or any upstream gatherer installs a Receipt Point meter and makes it available to Processor, then Processor shall use such meters, as appropriate, for custody transfer measurement under this Agreement.

ARTICLE VI

FEES, FUEL, AND CONSIDERATION

Section 6.1    Fees.

(a)

Non-Processable Gas. Producer shall pay to Processor the applicable Central Conditioning Fee, set forth in Exhibit C, for all Producer’s Non-Processable Gas measured at all low pressure Receipt Points, less Non-Processable Gas redelivered to Producer upstream of the low pressure Delivery Points and at the High Pressure Gas Lift Redelivery Points.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(b)	Processable Gas. Producer shall pay to Processor the applicable Cryogenic Processing Fee, set forth in Exhibit C, on the Plant Inlet Volume.

(c)

Gas Lift Fee. During the Gas Lift Redelivery Period, Producer shall pay to Processor the Gas Lift Fee for all of Producer’s Gas redelivered to Producer at the High Pressure Gas Lift Redelivery Point(s).

(d)

Treating Fee. During any Month that the weighted average by volume of Producer’s Processable Gas received at all Delivery Points exceeds 4ppm for hydrogen sulfide, then Producer shall pay to Processor the applicable Treating Fee set forth in Exhibit C for volumes at any Receipt Point that exceed 4ppm for hydrogen sulfide. Similarly, during any Month that the weighted average by volume of Producer’s Processable Gas received at all Delivery Points exceeds the Gas Quality Specification set forth in Exhibit D-1 for carbon dioxide, then Producer shall pay to Processor the applicable Treating Fee set forth in Exhibit C for volumes at any Receipt Point that exceed the Gas Quality Specifications set forth in Exhibit D-1 for carbon dioxide. Notwithstanding the foregoing, Producer shall not be required to pay more than one Treating Fee for Producer’s Processable Gas at a Receipt Point, and if Producer’s Processable Gas at any Receipt Point both exceeds 4ppm for hydrogen sulfide and does not meet the Gas Quality Specifications as set forth in Exhibit D-1 for carbon dioxide, only the Treating Fee which calculates to the largest resultant fee per Mcf for such Receipt Point shall apply.

Section 6.2    FL&U. For Services provided at the Central Conditioning Facility, or Cryogenic Processing Facility to which Producer’s Gas is delivered, Producer shall bear responsibility for the Non-Processable Gas FL&U and the Processable Gas FL&U, whichever is applicable to the Receipt Point.

Section 6.3    Fee Adjustment. As of each July 1, all Fees shall each be automatically adjusted upward or downward by the percentage change in the Chained Consumer Price Index for All Urban Consumers, all items less food and energy, as and when published and considered final by the U.S. Department of Labor Bureau of Labor Statistics calculated for the twelve (12) Months immediately preceding the date of escalation; provided, however, no Fee shall ever be adjusted below its original amount as of the Effective Date; and, provided, further, that the amount of adjustment for each year shall not exceed [***] percent ([***]) per annum.

ARTICLE VII

PRICE AND ALLOCATIONS

Section 7.1    Residue Gas and Plant Products Purchases. Except to the extent that Producer has elected to take its Residue Gas and/or its Plant Products in-kind pursuant to Sections 2.5(c) and 2.5(d), as full consideration for Producer’s Residue Gas and Producer’s Plant Products attributable to Producer’s Gas and all its components delivered to Processor each month at the Delivery Points, Processer shall pay Producer: (i) the Residue Gas Price for each MMBtu of

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

Producer’s Residue Gas and (ii) the Plant Products Price for each gallon of each component contained in Producer’s Plant Products. No separate payment is due under this Agreement for helium, sulfur, CO2, or other non-hydrocarbons.

Section 7.2    Allocation of Residue Gas and Plant Products. Processor shall determine, on a Monthly basis, the Residue Gas and Plant Products attributable to Producer’s Gas using the allocation methodologies set forth in Exhibit F. From time to time Processor may make changes and adjustments in its allocation methods to improve accuracy, provided that Processor provides written notice, evidencing the reasons for the necessary changes and adjustments, to Producer prior to making such changes or adjustments.

ARTICLE VIII

RESIDUE GAS REDELIVERY PROCEDURES

Section 8.1    Procedure for Residue Gas Disposition. When Producer has elected to take its Residue Gas in-kind, Processor shall return to Producer, or for Producer’s account, Producer’s Residue Gas at the Residue Gas Redelivery Points.

Section 8.2    Disposition of Producer’s Residue Gas. Producer shall arrange for the disposition and sale of Producer’s Residue Gas actually delivered to Producer or for Producer’s account. If Producer fails to provide for the disposition and sale of that Residue Gas (i.e., Producer fails to nominate on a downstream pipeline), Processor shall, in a commercially reasonable manner, arrange for disposition and sale of that Residue Gas and shall remit the net proceeds to Producer after deductions for all reasonable transportation charges, a marketing fee of $0.05 per MMBtu, and other actual, reasonable costs associated with the disposition and sale of Producer’s Residue Gas. Processor’s remittance of such net proceeds to Producer shall include the gross sales proceeds at which such Residue Gas was sold and reasonably detailed documentation of all such costs and charges deducted from such gross sales proceeds.

Section 8.3    Quality. The Residue Gas delivered by Processor from the Processor’s Facilities to Producer or for Producer’s account at the Residue Gas Redelivery Point(s) must meet all quality specifications of the Producer’s designated receiving pipeline(s), as such quality specifications are in effect as of the Effective Date, and if at any time after the Effective Date the applicable receiving pipeline changes its quality specifications to be more stringent, Processor shall have the right to make corresponding revisions to the quality specifications set forth in Exhibit D in amounts consistent with the receiving pipeline’s changes. Any Residue Gas redelivered by Processor which does not conform with all of the aforesaid quality requirements is referred to herein as “Non-Conforming Residue Gas”. Processor shall reimburse Producer for any and all actual, reasonable costs and expenses directly resulting from damage to Producer and all third parties located downstream of Processor’s Facilities to the extent such damage is directly caused by the redelivery to the Producer or for Producer’s account of Non-Conforming Residue Gas. Notwithstanding the above or anything else in this Agreement, Processor’s responsibility under this Section 8.3 shall be for actual, direct damages only, and in no event shall this Section 8.3 require Processor to pay or in any way be responsible for the Consequential Damages of any Person. Except for Processor’s rights to make adjustments to the quality specifications in Exhibit D, the terms of this Section 8.3 shall not apply to the extent that Producer’s Gas delivered to Processor was Off-Spec Gas that Processor did not knowingly accept and such Off-Spec Gas caused the Residue Gas to be Non-Conforming Residue Gas.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

ARTICLE IX

PLANT PRODUCTS REDELIVERY PROCEDURES

Section 9.1    Procedure for Plant Product Disposition. When Producer has elected to take its Plant Products in-kind, Processor shall return to Producer, or for Producer’s account, Producer’s Plant Products at the Plant Products Redelivery Points in the form of raw mix of natural gas liquids.

Section 9.2    Disposition of Producer’s Plant Products. Producer shall arrange for the disposition and sale of its share of Plant Products actually delivered to Producer or for Producer’s account. If Producer fails to provide for the disposition and sale of its share of Plant Products actually delivered to it, Processor may arrange for disposition and sale of those Plant Products and Processor shall remit the net proceeds to Producer after deductions for all actual, reasonable transportation and fractionation charges, a marketing fee of $0.005 per Gallon, and other actual, reasonable costs associated with the disposition and sale of such Plant Products. Processor’s remittance of such net proceeds to Producer shall include the price at which each Plant Product was sold and reasonably detailed documentation of all such costs and charges deducted from such sale price.

Section 9.3    Quality. The Plant Products delivered by Processor to Producer or for Producer’s account at the Plant Products Redelivery Points must meet all quality requirements of the Producer’s designated receiving pipeline(s), as such quality specifications are in effect as of the Effective Date, and if at any time after the Effective Date the applicable receiving transporter changes its quality specifications to be more stringent, Processor shall have the right to make corresponding revisions to the quality specifications set forth in Exhibit D in amounts consistent with the receiving transporter’s changes. Any Plant Products redelivered by Processor which do not conform with all of the aforesaid quality requirements is referred to herein as “Non-Conforming Plant Products”. Processor shall reimburse Producer for actual, reasonable costs and expenses directly resulting from damage to reimburse Producer and all third parties located downstream of Processor’s facilities to the extent such damage is directly caused by the redelivery to the Producer or for Producer’s account of Non-Conforming Plant Products. Notwithstanding the above or anything else in this Agreement, Processor’s responsibility under this Section 9.3 shall be for actual, direct damages only, and in no event shall this Section 9.3 require Processor to pay or in any way be responsible for the Consequential Damages of any Person. Except for Processor’s rights to make adjustments to the quality specifications in Exhibit D, the terms of this Section 9.3 shall not apply to the extent that Producer’s Gas delivered to Processor was Off-Spec Gas that Processor did not knowingly accept and such Off-Spec Gas caused the Plant Products to be Non-Conforming Plant Products.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

ARTICLE X

PAYMENTS

Section 10.1    Payments and Invoices. Processor shall provide Producer with a detailed statement and supporting documentation for the net amount of all consideration due from Producer to Processor under the terms of this Agreement (net of any amounts due from Processor to Producer under this Agreement), not later than the last Day of the Month immediately following the Month for which the consideration is due (such statement, the “Monthly Statement”); provided that if measurements are based on those of Producer at the Receipt Point(s)as permitted in Section 5.12, then Processor is not required to provide the Monthly Statement until at least ten (10) Days after Producer provides its measurements at the Receipt Point(s). Not later than thirty (30) Days following Producer’s receipt of a Monthly Statement, Producer shall pay to Processor all net amounts due and owing from Producer to Processor under the Monthly Statement. If a good faith dispute arises as to a Monthly Statement, Producer shall provide Processor a written notice of dispute on or before the date payment is due for same, setting forth, in reasonable detail, the grounds for such dispute. Notwithstanding the delivery of a dispute notice, Producer shall pay to Processor the undisputed portions of each Monthly Statement in accordance with the terms of this Agreement. Any amounts owing by Processor to Producer shall be paid simultaneously with delivery of the Monthly Statement. Payments to either Party shall be according to the applicable payment instructions set forth in Article XVI. If any payment due date falls on a non-Business Day, the payment shall be due on the first Business Day thereafter.

Section 10.2    Netting, Offset of Amounts Due. Either Party shall have the right to offset any undisputed amounts due by it under this Agreement against any undisputed amounts due to it under this Agreement and pay the net amount due to the other Party.

Section 10.3    Interest on Late Payments. In the event either Party fails to make timely payment of any amount when due under this Agreement (including any disputed amount which is later found to have been correct when payment was first requested), interest shall accrue, from the date payment was due until the date payment is made, at an annual rate equal to the lower of: (a) the prime rate as published in the “Money Rates” section of The Wall Street Journal, plus two percent (2%), or (b) the maximum rate of interest allowed under applicable Laws.

ARTICLE XI

AUDIT RIGHTS

Section 11.1 Audit Rights.

(a)    Each Party shall have the right, at its own expense, upon thirty (30) Days’ written notice and during reasonable working hours to perform an audit of the other Party’s books and records (“Audit”). The Audit provides the Parties the right to obtain access to and copies of the relevant portion of the books and records which includes, but is not limited to, financial information, reports, charts, calculations, measurement data, allocation support, third-party support, telephone recordings, and electronic communications of the other Party to the extent reasonably necessary to verify performance under the terms and conditions of this Agreement including the accuracy of any statement, allocation, charge, payment calculation or determination made pursuant to the provisions contained herein for any Calendar Year within the twenty-four (24) Month period next following the end of such Calendar Year. The Party subject to the Audit shall respond to all exceptions and claims of discrepancies within ninety (90) Days of receipt thereof.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

(b)    Either Party has the right to Audit any agents of the other Party or any third Person performing services related to this Agreement. Either Party shall have the right to make and retain copies of the books and records to the extent necessary to support the audit work papers and claims resulting from the Audit. Additionally, the Parties reserve the right to perform site inspections or carry out field visits of the assets and related measurement being audited.

(c)    The accuracy of any statement, allocation, charge, payment calculation, or determination made pursuant to the provisions of the Agreement shall be conclusively presumed to be correct after the twenty-four (24) Month period next following the end of the Calendar Year in which the statement, allocation, charge, payment calculation, or determination was generated or prepared, if not challenged (claimed) in writing prior thereto. For the avoidance of doubt, all claims shall be deemed waived unless they are made in writing within the twenty-four (24) Month period next following the end of the Calendar Year in which the statement, allocation, charge, payment calculation, or determination was generated or prepared.

ARTICLE XII

FORCE MAJEURE

Section 12.1    Suspension of Obligations. In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to indemnify, to make payments due hereunder, and/or to allocate Plant Products and Residue Gas based on the fixed recovery percentages set forth in Section 2.5(a) and FL&U based on the fixed percentages set forth in Exhibit C, and such Party gives notice and reasonably full particulars of such Force Majeure in writing to the other Party promptly after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as possible be remedied with all reasonable dispatch by the Party claiming Force Majeure. A Force Majeure event affecting the performance of a Party shall not relieve it of liability in the event of its gross negligence, where such gross negligence was the cause of, or a contributing factor in causing, the Force Majeure event, or in the event of its failure to use commercially reasonable efforts to remedy the situation and remove the cause with all reasonable dispatch. Additionally, it is specifically understood that a Force Majeure shall in no way terminate each Party’s obligation to balance those volumes of Gas received and delivered hereunder.

Section 12.2    Definition of Force Majeure. “Force Majeure” shall mean any cause or causes not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including, without limitation, any of the following that meets the foregoing criteria: acts of God, acts and/or delays in action of any Governmental Authority, strikes, lockouts, work stoppages or other industrial disturbances, acts of a public enemy, sabotage, wars, blockades, insurrections, riots, acts of terror, epidemics, pandemics, public health crises, landslides, lightning, earthquakes, fires, storms, storm

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

warnings, floods, washouts, extreme cold or freezing weather, arrests and restraints of governments and people, civil or criminal disturbances, explosions, mechanical failures, breakage or accident to equipment installations, machinery, compressors, or lines of pipe and associated repairs, freezing of wells or lines of pipe, partial or entire failure of wells, pipes, facilities, or equipment, electric power unavailability or shortages, failure of third party pipelines, gatherers, or processors to deliver, receive, or transport Gas, and, in those instances where a Party is required to secure permits from any Governmental Authority to enable such Party to fulfill its obligations under this Agreement, the inability of such Party, at reasonable costs and after the exercise of all reasonable diligence, to acquire such permits. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty and that the above requirement that a Force Majeure be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of Persons striking when such course is inadvisable in the sole discretion of the Party having the difficulty.

ARTICLE XIII

INDEMNIFICATION

Section 13.1    Definitions. The following terms are defined as follows.

(a)    “Processor Indemnified Parties” means Processor and its Affiliates, and its and their respective shareholders, stockholders, members, partners, officers, directors, employees, contractors, subcontractors and agents.

(b)    “Producer Indemnified Parties” means Producer and its Affiliates, and its and their respective shareholders, stockholders, members, partners, officers, directors, employees, contractors, subcontractors and agents.

Section 13.2    PRODUCER’S CONTROL AND LIABILITY. AS BETWEEN PRODUCER AND PROCESSOR UNDER THIS AGREEMENT, PRODUCER SHALL BE DEEMED IN CONTROL AND POSSESSION OF: (I) PRODUCER’S GAS BEFORE SUCH GAS IS DELIVERED TO PROCESSOR AT THE DELIVERY POINT, (II) WHEN PRODUCER HAS ELECTED TO TAKE ITS RESIDUE GAS IN-KIND, PRODUCER’S RESIDUE GAS AFTER SUCH RESIDUE GAS IS REDELIVERED TO PRODUCER AT THE RESIDUE GAS REDELIVERY POINT, AND (III) WHEN PRODUCER HAS ELECTED TO TAKE ITS PLANT PRODUCTS IN-KIND, PRODUCER’S PLANT PRODUCTS AFTER SUCH PLANT PRODUCTS HAVE BEEN DELIVERED TO THE PLANT PRODUCTS REDELIVERY POINT. WHEN PRODUCER’S GAS, RESIDUE GAS, OR PLANT PRODUCTS ARE IN THE CONTROL AND POSSESSION OF PRODUCER AS DESCRIBED ABOVE, PRODUCER SHALL BE RESPONSIBLE FOR AND SHALL INDEMNIFY, HOLD HARMLESS, DEFEND, AND RELEASE PROCESSOR INDEMNIFIED PARTIES FROM ANY ACTUAL LOSS OR DAMAGE OR ACTUAL INJURY CAUSED BY PRODUCER’S GAS, RESIDUE GAS, OR PLANT PRODUCTS WHILE IN A PRODUCER INDEMNIFIED PARTY’S CONTROL AND POSSESSION EXCEPT TO THE EXTENT CAUSED BY THE BREACH OF THIS AGREEMENT BY PROCESSOR OR THE NEGLIGENCE, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR OTHER FAULT OF ANY OF THE PROCESSOR INDEMNIFIED PARTIES OR EXCEPT TO THE EXTENT COVERED BY SECTION 13.4. PRODUCER’S

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

INDEMNIFICATION, HOLD HARMLESS, DEFENSE, AND RELEASE OBLIGATIONS UNDER THIS SECTION 13.2 SHALL BE SUBJECT TO THE LIMITATION OF DAMAGES AND THE WAIVER OF REMEDIES IN ARTICLE XIX.

Section 13.3    PROCESSOR’S CONTROL AND LIABILITY. AS BETWEEN PRODUCER AND PROCESSOR UNDER THIS AGREEMENT, PROCESSOR SHALL BE DEEMED IN CONTROL AND POSSESSION OF: (I) PRODUCER’S GAS AFTER SUCH GAS IS DELIVERED TO PROCESSOR AT THE DELIVERY POINT, (II) PRODUCER’S RESIDUE GAS UNLESS AND UNTIL SUCH RESIDUE GAS HAS BEEN REDELIVERED TO PRODUCER AT THE RESIDUE GAS REDELIVERY POINT, AND (III) PRODUCER’S PLANT PRODUCTS UNLESS AND UNTIL SUCH PLANT PRODUCTS HAVE BEEN REDELIVERED TO PRODUCER AT THE PLANT PRODUCTS REDELIVERY POINT. WHEN PRODUCER’S GAS, RESIDUE GAS, OR PLANT PRODUCTS ARE IN THE CONTROL AND POSSESSION OF PROCESSOR AS DESCRIBED HEREIN, PROCESSOR SHALL BE RESPONSIBLE FOR AND SHALL INDEMNIFY, HOLD HARMLESS, DEFEND, AND RELEASE PRODUCER INDEMNIFIED PARTIES FROM ANY ACTUAL LOSS OR DAMAGE OR ACTUAL INJURY CAUSED BY PRODUCER’S GAS, RESIDUE GAS, OR PLANT PRODUCTS WHILE IN A PROCESSOR INDEMNIFIED PARTY’S CONTROL AND POSSESSION, EXCEPT TO THE EXTENT CAUSED BY THE BREACH OF THIS AGREEMENT BY PRODUCER OR THE NEGLIGENCE, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR OTHER FAULT OF ANY OF THE PRODUCER INDEMNIFIED PARTIES OR EXCEPT TO THE EXTENT COVERED BY SECTION 13.4. PROCESSOR’S INDEMNIFICATION, HOLD HARMLESS, DEFENSE, AND RELEASE OBLIGATIONS UNDER THIS SECTION 13.3 SHALL BE SUBJECT TO THE LIMITATION OF DAMAGES AND THE WAIVER OF REMEDIES IN ARTICLE XIX.

Section 13.4    Personal Injury Claims of Producer Indemnified Parties and Processor Indemnified Parties. PRODUCER SHALL BE RESPONSIBLE FOR, AND SHALL INDEMNIFY, HOLD HARMLESS, DEFEND, AND RELEASE PROCESSOR INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS OR LOSSES FOR OR RESULTING FROM ANY BODILY INJURY, DEATH, OR ILLNESS SUFFERED BY ANY OF THE PRODUCER INDEMNIFIED PARTIES ARISING OUT OF OR RELATING TO THE PARTIES’ ACTIVITIES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH INJURY IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH PROCESSOR INDEMNIFIED PARTIES. PROCESSOR SHALL BE RESPONSIBLE FOR, AND SHALL INDEMNIFY, HOLD HARMLESS, DEFEND, AND RELEASE PRODUCER INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS OR LOSSES FOR OR RESULTING FROM ANY BODILY INJURY, DEATH, OR ILLNESS SUFFERED BY ANY OF THE PROCESSOR INDEMNIFIED PARTIES ARISING OUT OF OR RELATING TO THE PARTIES’ ACTIVITIES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH INJURY IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH PRODUCER INDEMNIFIED PARTIES.

Section 13.5    Insurance. In support of the liability and indemnity obligations assumed by the Parties in this Agreement, each Party agrees to obtain and maintain, at its own expense, insurance coverages in the types and amounts which are comparable with its peers and that is generally carried by companies performing the same or similar activities as the Parties in this

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

Agreement. In addition, each Party shall comply with all statutory insurance requirements determined by governmental laws and regulations, as applicable. To the extent of the Parties’ indemnity obligations or liabilities assumed under this Agreement, (i) each Party’s insurance coverage shall be primary to and shall receive no contribution from any insurance maintained by the Indemnified Parties, and (ii) any insurance of each Party shall waive rights of subrogation against the Indemnified Parties and include the Indemnified Parties as additional insured under any applicable coverages. Failure to obtain adequate insurance coverage shall in no way relieve or limit any indemnity or liability of either Party under this Agreement.

ARTICLE XIV

TITLE

Section 14.1    Producer’s Warranty. Producer warrants that it owns, or has the right to deliver, Producer’s Gas to the Delivery Points for the purposes of this Agreement, free and clear of all liens, encumbrances, and adverse claims. If the title to Producer’s Gas delivered hereunder is disputed or is involved in any legal action in any material respect, Processor shall have the right to withhold payment (without interest), or cease receiving such Gas, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute or until Producer furnishes, or causes to be furnished, indemnification to save Processor harmless from all Claims or Losses arising out of the dispute or action, with surety reasonably acceptable to Processor. Subject to Sections 19.9 and 19.10, Producer agrees to indemnify the Processor Indemnified Parties from and against all Claims or Losses suffered by the Processor Indemnified Parties, to the extent such Claims or Losses arise out of a breach of the foregoing warranty.

Section 14.2    Processor’s Warranty. Processor warrants that it has the right to accept Gas at the Delivery Points and to deliver the Residue Gas to the Residue Gas Redelivery Points and the Plant Products to the Plant Products Redelivery Points free and clear of all liens, encumbrances, and adverse claims. If the Processor’s Facilities are involved in any legal action in any material respect, Producer shall have the right to withhold payment (without interest), or cease delivering Gas, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until Processor furnishes, or causes to be furnished, indemnification to save Producer harmless from all Claims or Losses arising out of the dispute or action, with surety reasonably acceptable to Producer. Subject to Sections 19.9 and 19.10, Processor agrees to indemnify the Producer Indemnified Parties from and against all Claims or Losses suffered by the Producer Indemnified Parties, to the extent such Claims or Losses arise out of a breach of the foregoing warranty.

Section 14.3    Title. Title to all Residue Gas and/or Plant Products that Producer takes in-kind in accordance with Section 2.5 shall remain with Producer. Except to the extent that Producer takes any Residue Gas and/or Plant Products in-kind in accordance with Section 2.5, title to Producer’s Gas (including Residue Gas, Plant Products, and Inert Constituents contained in Producer’s Gas) delivered to Processor under this Agreement shall pass to Processor at the tailgate of the Processor’s Facilities, and Producer conveys Producer’s Gas (and the Residue Gas, Plant Products, and Inert Constituents in the Producer’s Gas) to Processor, free and clear of any claims, liens or encumbrances of any nature. Furthermore, the Parties may agree from time to time that Processor will deliver and transfer title to Drip to Producer for treatment and/or disposal purposes.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

ARTICLE XV

ROYALTY AND TAXES

Section 15.1    Proceeds of Production. Producer shall have the sole and exclusive obligation and liability for the payment of all Persons due any proceeds derived by Producer from Producer’s Gas (including all constituents and products thereof) delivered under this Agreement, including, without limitation, royalties, overriding royalties, and similar interests, in accordance with the provisions of the leases or agreements creating those rights to such proceeds.

Section 15.2    Producer’s Taxes. Producer shall pay and be responsible for all gross production and severance Taxes levied against or with respect to Producer’s Gas delivered under this Agreement, all ad valorem Taxes levied against the property of Producer, all income, excess profits, and other Taxes measured by the income or capital of Producer, and all payroll Taxes related to employees of Producer.

Section 15.3    Processor’s Taxes. Processor shall pay and be responsible for all Taxes levied with respect to the providing of Services under this Agreement, all ad valorem Taxes levied against the property of Processor, all income, excess profits, and other Taxes measured by the income or capital of Processor, and all payroll Taxes related to employees of Processor.

Section 15.4    Severance Tax Reimbursement. Producer and Processor agree that the price paid by Processor for Residue Gas and associated Plant Products purchased hereunder is inclusive of all severance tax reimbursements which are levied on the production of such Residue Gas and Plant Products and which are measured by the quantity of Residue Gas and Plant Products or by the revenues received by Producer for the sale of such Residue Gas and Plant Products.

ARTICLE XVI

NOTICE AND PAYMENT INSTRUCTIONS

Except as specifically provided elsewhere in this Agreement, any notice or other communication provided for in this Agreement shall be in writing and shall be given (i) by depositing in the United States mail, postage paid and certified with return receipt requested, (ii) by depositing with a reputable overnight courier, (iii) by delivering to the recipient in person by courier, or (iv) by facsimile or email transmission, in each of the foregoing cases addressed to the applicable Party as set forth below, and payments required under this Agreement shall be made to the applicable Party according to the payment instructions set forth below. A Party may at any time designate a different address or payment instructions by giving written notice to the other Party. Notices, invoices, allocation statements, claims, or other communications shall be deemed received when delivered to the addressee in person, or by courier, or transmitted by facsimile transmission or email during normal business hours, or upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the United States mail, as the case may be.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

NOTICES:

Producer	Processor
Apache Corporation	Altus Midstream Processing LP
Attn: Marketing Contract Administration	Attn: VP, Business Development
2000 Post Oak Blvd., Suite 100	2000 Post Oak Blvd., Suite 2400
Houston, Texas 77056-4400	Houston, Texas 77056
Telephone: (713) 296-6000	Telephone: [***]
Fax: (713) 296-6473	Email: [***]
Email: contract.administration@apachecorp.com

PAYMENT INSTRUCTIONS:

Producer	Processor
Bank: [***]	Bank: [***]
ABA: [***]	ABA: [***]
[***]	[***]
Acct: [***]	Acct: [***]

ARTICLE XVII

DISPUTE RESOLUTION

Section 17.1    Negotiation. Prior to submitting any dispute for resolution by a court, a Party shall provide written notice of such dispute to the other Party. If the Parties fail to resolve the dispute within fifteen (15) Business Days after such notice is given, the Parties shall seek to resolve the dispute by negotiation between senior management personnel of each Party. Such personnel shall endeavor to meet and attempt to amicably resolve the dispute. If the Parties are unable to resolve the dispute for any reason within thirty (30) Business Days after the original notice of dispute was given, then either Party shall be entitled to pursue any available remedies; provided, however, this Section 17.1 shall not limit a Party’s right to initiate litigation prior to the expiration of the time periods set forth in this Section 17.1 if application of such limitations would prevent a Party from filing a Claim within the applicable period for filing lawsuits (e.g. statutes of limitation, prescription, etc.) or would otherwise prejudice or harm a Party.

Section 17.2    Jurisdiction and Venue.

(a)    Each Party agrees that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Tarrant County, Texas, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

(b)    Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection (including, without limitation, the defense of inconvenient forum) which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any court referred to in paragraph (a) above.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

ARTICLE XVIII

TERM

Section 18.1    Primary Term; Producer’s Right to Extension. This Agreement is effective as of the Effective Date and shall continue in full force and effect until March 31, 2032 (the “Primary Term”); provided that Producer shall have two (2) successive options to extend the Primary Term by five (5) Years each. Each five (5)-Year Primary Term extension shall occur automatically unless Producer gives Processor at least nine (9) Months’ prior written notice that it does not wish to extend the Primary Term. Unless terminated at the end of the Primary Term by either Party giving at least six (6) Months’ prior written notice, this Agreement shall continue after the Primary Term on a Year-to-Year basis unless terminated at the end of any Yearly extension period by either Party giving at least six (6) Months’ prior written notice. For purposes of this Agreement, the period during which this Agreement continues in full force and effect prior to any termination pursuant to this Agreement is referred to herein as the “Term”.

Section 18.2    Termination of Gathering Agreement. Notwithstanding anything to the contrary in this Article XVIII, Producer shall have the right to terminate this Agreement upon the termination or expiration of the Gas Gathering Agreement.

Section 18.3    Processor’s Facilities Expansion. In the event that Processor is required to undertake an expansion pursuant to Section 2.4(e) and the Agreement is within the final two (2) Years of the Term or is on a Year-to-Year basis, Processor shall not be obligated to undertake an expansion unless Producer agrees to a Term extension such that at least two (2) Years remain in the Term.

ARTICLE XIX

MISCELLANEOUS

Section 19.1    Confidentiality. Producer’s 2-Year Forecast delivered to Processor pursuant to Section 2.1(c) and all other information received by Processor pursuant to the terms of this Agreement which involves or in any way relates to Producer’s production estimates, development plans, and/or other similar information, and information related to Producer’s actual production at any individual Receipt Point, including, without limitation, information relating to production rates, volumes, composition, heating value, or other similar or dissimilar information, shall be kept strictly confidential by Processor, and Processor shall not disclose any such information to any third Person or use any such information for any purpose other than performing under this Agreement, provided, however, Processor may disclose such information to those of its legal counsel, accountants, and other representatives with a specific need to know such information for purposes of Processor’s performance under this Agreement or enforcement of this Agreement or as required by applicable Law, provided such third Persons have likewise agreed in writing to the confidentiality and non-use restrictions set forth herein. In the event Processor is required by Law to disclose any such information, Processor shall first notify Producer in writing as soon as practicable of any proceeding of which it is aware that may result in disclosure and shall use all

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

reasonable efforts to prevent or limit such disclosure. Producer’s confidential information shall not include information that Processor can satisfactorily demonstrate was: (a) rightfully in the possession of Processor prior to Producer’s disclosure hereunder, (b) in the public domain prior to Producer’s disclosure hereunder, (c) made public by any Governmental Authority; (d) supplied to Processor without restriction by a third party who is under no obligation to Producer to maintain such confidential information in confidence; or (e) independently developed by Processor. The confidentiality requirements and non-use restrictions set forth herein shall survive termination or expiration of this Agreement for two (2) Years after such termination or expiration. Notwithstanding anything else in this Agreement, the Parties agree that there is not an adequate remedy at law for any breach of these confidentiality and non-use restrictions and, therefore, Producer shall be entitled (without the posting of any bond) to specific performance and injunctive relief restraining any breach hereof, in addition to any other rights and remedies which it may have or be entitled.

Section 19.2    Independent Contractor. Notwithstanding anything else in this Agreement, Processor undertakes its obligations under this Agreement as an independent contractor, at its sole risk, and all Persons carrying out any of Processor’s obligations set forth herein for or on behalf of Processor are or shall be deemed employees, contractors, subcontractors, agents, and/or representatives of Processor, subject to the direction and control of Processor. Processor is to determine the manner, means, and methods in which such Persons shall carry out their work to attain the results contemplated by this Agreement, consistent with the general coordinative efforts and suggestions of Producer with respect to the work. Nothing in this Agreement or inferred from any action of either Party shall be taken to establish the relationship of master and servant or principal and agent between Producer and Processor.

Section 19.3    Rights; Waivers. The failure of either Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times. No waiver by either Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided.

Section 19.4    Applicable Laws. This Agreement is subject to all valid present and future Laws of any Governmental Authority(ies) now or hereafter having jurisdiction over the Parties, this Agreement, or the Services performed or the facilities utilized under this Agreement.

Section 19.5    Governing Law. This Agreement shall be governed by, construed, and enforced in accordance with the Laws of the State of Texas, without regard to any choice of law principles that would require the application of the Laws of any other jurisdiction, PROVIDED, HOWEVER, THAT NO LAW, THEORY, OR PUBLIC POLICY SHALL BE GIVEN EFFECT WHICH WOULD UNDERMINE, DIMINISH, OR REDUCE THE EFFECTIVENESS OF EACH PARTY’S WAIVER OF SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, AND EXEMPLARY DAMAGES SET FORTH IN SECTION 19.9 OR WAIVER OF THE RIGHT TO CERTAIN REMEDIES SET FORTH IN SECTION 19.10, IT BEING THE EXPRESS INTENT, UNDERSTANDING, AND AGREEMENT OF THE PARTIES THAT SUCH WAIVERS ARE TO BE GIVEN THE FULLEST EFFECT, NOTWITHSTANDING ANY PRE-EXISTING CONDITION OR THE NEGLIGENCE (WHETHER SOLE, JOINT, OR CONCURRENT), GROSS NEGLIGENCE, WILLFUL MISCONDUCT, STRICT LIABILITY, OR OTHER LEGAL FAULT OF ANY PARTY HERETO, OR OTHERWISE.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

Section 19.6    Assignments. This Agreement, including any and all renewals, extensions, and amendments hereto, and all rights, title, and interests contained herein, shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors, and assigns, the assigns of all or any part of Processor’s right, title, or interest in the Processor’s Facilities, and the assigns of all or any part of Producer’s Interests in the Dedicated Area, and each Party’s respective obligations hereunder shall be covenants running with the lands underlying or included in any such assets. Neither Party shall Transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, delayed, or conditioned; provided, however, that either Party may Transfer any of its rights or obligations under this Agreement to any Affiliate of such Party without the prior written consent of the other Party and that, in connection with a Transfer of all or any portion of the Dedicated Area, Producer shall Transfer its corresponding rights and obligations under this Agreement without the need for the prior written consent of Processor. If Producer Transfers a portion but not all of the Dedicated Area, Producer shall notify Processor of the allocation between Producer and its transferee of the reduced $0.345 Cryogenic Processing Fee listed in Exhibit C, the aggregate of which among Producer and all transferees shall not exceed 220,000 Mcf/d, and instead of acquiring this Agreement, the transferee of such Interests shall execute an agreement in the form attached hereto as Exhibit I (the “Transferee Agreement”), Processor shall likewise execute such Transferee Agreement, and such Transferred portion of the Dedicated Area shall be removed from dedication under this Agreement. Any Transfer of this Agreement shall expressly require that the assignee assume and agree to discharge the duties and obligations of its assignor under this Agreement, and the assignor shall be released from the duties and obligations arising under this Agreement which accrue after the effective date of such Transfer. Processor shall not Transfer its rights and interests in the Processor’s Facilities, in whole or in part, unless the transferee of such interests agrees in writing to be bound by the terms and conditions of this Agreement. No Transfer of this Agreement or of any interest of either Party shall be binding on the other Party until such other Party has been notified in writing of such Transfer and furnished with reasonable evidence of same. No such Transfer of this Agreement or of any interests of either Party shall operate in any way to enlarge, alter, or modify any obligation of the other Party hereto. Any Person that succeeds by purchase, merger, or consolidation with a Party hereto shall be subject to the duties and obligations of its predecessor in interests under this Agreement or a Transferee Agreement, as applicable.

Section 19.7    Entire Agreement and Termination of Prior Processing Agreement. This Agreement constitutes the entire agreement of the Parties and supersedes all prior understandings, agreements, representations, and/or warranties by or among the Parties, written or oral, with respect to the subject matter hereof. No other representations, warranties, understandings, or agreements shall have any effect on this Agreement. The Prior Processing Agreement is hereby terminated and replaced by this Agreement. The termination of the Prior Processing Agreement shall not affect any claims and rights of either Party under the Prior Processing Agreement that relate to events prior to the Effective Date, [***].

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

Section 19.8    Amendments. This Agreement may not be amended or modified in any manner except by a written document signed by both Parties that expressly amends this Agreement.

Section 19.9    LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES (COLLECTIVELY, “CONSEQUENTIAL DAMAGES”) RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT OR WARRANTY, OR OTHERWISE. IN FURTHERANCE OF THE FOREGOING, EACH PARTY RELEASES THE OTHER PARTY AND WAIVES ANY RIGHT OF RECOVERY FOR CONSEQUENTIAL DAMAGES SUFFERED BY SUCH PARTY, REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE CAUSED BY THE OTHER PARTY’S NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, PASSIVE, OR GROSS), FAULT, OR LIABILITY WITHOUT FAULT. PROCESSOR UNDERSTANDS THAT PRODUCER IS RELYING ON PROCESSOR’S PERFORMANCE UNDER THIS AGREEMENT TO ENABLE PRODUCER TO MEET ITS OBLIGATIONS UNDER DOWNSTREAM CONTRACTS, AND PROCESSOR EXPRESSLY AGREES THAT ANY DAMAGES SUFFERED BY PRODUCER UNDER ANY SUCH DOWNSTREAM CONTRACT AS A RESULT OF PROCESSOR’S UNEXCUSED FAILURE TO PERFORM UNDER THIS AGREEMENT SHALL BE CONSIDERED DIRECT DAMAGES.

Section 19.10    RIGHTS AND REMEDIES. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT THAT MAY BE CONSTRUED TO THE CONTRARY, A PARTY’S SOLE REMEDY AGAINST THE OTHER PARTY FOR NON-PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER CLAIM OF WHATSOEVER NATURE ARISING OUT OF THIS AGREEMENT OR OUT OF ANY ACTION OR INACTION BY A PARTY IN RELATION HERETO SHALL BE IN CONTRACT AND EACH PARTY EXPRESSLY WAIVES ANY OTHER REMEDY IT MAY HAVE IN LAW OR EQUITY, INCLUDING, WITHOUT LIMITATION, ANY REMEDY IN TORT.

Section 19.11    Replacement Indices. In the event a published index or rate required hereunder is not available, the Parties shall promptly agree upon an alternative index or rate to be utilized, upon either Party giving written notice to the other that an alternative index or rate is needed. Such alternative index or rate shall be effective retroactively to the date on which the original index or rate ceased to be available. If the Parties have not agreed on an alternative index or rate by the end of the fifth (5th) Business Day after notice was given, then each Party shall, by the end of the fifteenth (15th) Business Day after the notice was given, prepare a list of three alternative published and industry recognized indices or rates to replace the index or rate that has become unavailable. The first common item that appears on each of the lists shall be the alternative index or rate. If there is more than one common item on both lists, the one appearing first on both lists, giving priority to the list first submitted by one Party to the other, shall be the alternative index or rate. If no common item appears on the lists, each Party may strike in turn, one item from

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

the other Party’s list until only one item remains on each list. The alternative index or rate will then be determined from the two remaining items by coin flip. If either Party fails to deliver a list, the first item appearing on the submitting Party’s list will govern and prevail to determine the alternative index or rate.

Section 19.12    No Partnership. Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust, fiduciary, or partnership duty, obligation, or liability on or with regard to either Party.

Section 19.13    Rules of Construction. In construing this Agreement, the following principles shall be followed:

(a)    no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

(b)    the headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and/or conditions hereof;

(c)    examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(d)    the word “includes” and its syntactical variants mean “includes, but is not limited to” and corresponding syntactical variant expressions; and

(e)    the plural shall be deemed to include the singular and vice versa, as applicable.

Section 19.14    No Third Party Beneficiaries. Except for Persons expressly indemnified hereunder, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person, it being the intention of the Parties that no third Person shall be deemed a third-party beneficiary of this Agreement.

Section 19.15    Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 19.16    No Inducements. No director, employee, or agent of any Party shall give or receive any commission, fee, rebate, gift, or entertainment of significant cost or value in connection with this Agreement.

Section 19.17    Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.

Section 19.18    Survival. The terms of this Agreement which by their nature should reasonably be expected to survive termination or expiration of this Agreement shall survive, including, without limitation, Article XI (Audit Rights), Article XIII (Indemnification), Article XVII (Dispute Resolution), Section 19.1 (Confidentiality), Section 19.5 (Governing Law), Section 19.9 (Limitation of Liability), Section 19.10 (Rights and Remedies), this Section 19.18 (Survival), and the obligations of either Party under any provision of this Agreement to make payment hereunder.

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

Section 19.19    Financial Assurance. If either Party has reasonable grounds for insecurity regarding the performance of any payment obligation under this Agreement (whether or not then due) by the other Party or that other Party’s guarantor, if any, including, without limitation, the occurrence of a material adverse change in the creditworthiness of the other Party, a Party may demand Adequate Assurance of Performance. A demand by a Party seeking Adequate Assurance of Performance shall be in writing and shall include an explanation in reasonable detail of the calculation of the Adequate Assurance of Performance demand. “Adequate Assurance of Performance” shall mean sufficient security in the form, amount, and for a term, and from an issuer, all reasonably acceptable to the Party seeking assurance, including, but not limited to, a standby irrevocable letter of credit, a prepayment, a security interest in an asset, or a guaranty. If either Party does not give Adequate Assurance of Performance in accordance with the terms of this Agreement within ten (10) Business Days of a written request by the other Party, the Party making a reasonable request for Adequate Assurance of Performance has the right to immediately suspend deliveries or receipts, as applicable, under this Agreement with immediate effect until such time sufficient security is provided.

Section 19.20    Exhibits. The following exhibits are attached to this Agreement and are incorporated herein by this reference:

Exhibit A	-	Dedicated Area
Exhibit B	-	Delivery Points and Redelivery Points
Exhibit C	-	Fees
Exhibit D	-	Gas Quality Specifications
Exhibit E	-	Take In-Kind Terms
Exhibit F	-	Allocation Methodologies
Exhibit G	-	Form of Memorandum of Agreement
Exhibit H	-	Form of Memorandum of Release
Exhibit I	-	Form of Transferee Agreement
Exhibit J	-	Form of Joinder Agreement

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.

PROCESSOR:

ALTUS MIDSTREAM PROCESSING LP

By:	Altus Midstream Subsidiary GP LLC,
its general partner

	By:	/s/ Clay Bretches
	Name:	Clay Bretches
	Title:	President, Altus Midstream

PRODUCER:

APACHE CORPORATION

	By:	/s/ John Christmann
	Name:	John Christmann
	Title:	CEO and President

Gas Processing Agreement dated September 1, 2021

Between Altus Midstream Processing LP (Processor) and Apache Corporation (Producer)

EXHIBIT A

to

Gas Processing Agreement dated September 1, 2021, between

Altus Midstream Processing LP (“Processor”) and

Apache Corporation (“Producer”)

DEDICATED AREA

“Dedicated Area” shall mean the following lands as further described in the map (the area within the red border) and table below, as the same may be updated annually pursuant to Section 2.1(b). In the event of a conflict between the map and the table, the map shall control.

[***]

Exhibit A – Page 1

[***] [22 PAGES OF TABLES OMITTED] [***]

Exhibit A – Page 2

EXHIBIT B

to

Gas Processing Agreement dated September 1, 2021, between

Altus Midstream Processing LP (“Processor”) and

Apache Corporation (“Producer”)

Processor shall update Exhibit B on January 1, April 1, July 1, and October 1 of each Year to include any additional points that have been placed into service

DELIVERY POINTS AND REDELIVERY POINTS

LOW PRESSURE DELIVERY POINTS

[***]

HIGH PRESSURE RECEIPT POINTS

[***]

HIGH PRESSURE DELIVERY POINTS

[***]

HIGH PRESSURE GAS LIFT REDELIVERY POINTS

[***]

RESIDUE GAS REDELIVERY POINTS

[***]

PLANT PRODUCTS REDELIVERY POINT

[***]

Exhibit B – Page 1

EXHIBIT C

to

Gas Processing Agreement dated September 1, 2021, between

Altus Midstream Processing LP (“Processor”) and

Apache Corporation (“Producer”)

FEES

Fees:

1. Central Conditioning Fee: $0.2758 per Mcf

2. Cryogenic Processing Fee: $0.6894 per Mcf; provided that the Cryogenic Processing Fee shall be (a) $0.345 per Mcf for the portion of the Plant Inlet Volume that is produced from New Wells up to a cumulative quantity not to exceed a monthly average of 220,000 Mcf per day and (b) $0.525 per Mcf for the portion of the Plant Inlet Volume that is produced from New Wells in excess of a monthly average of 220,000 Mcf per day.

3. Gas Lift Fee: $0.2761 per Mcf

4. Treating Fee: $0.009 per Mcf per ppm of hydrogen sulfide and $0.028 per Mcf per percent carbon dioxide

Exhibit C – Page 1

EXHIBIT D-1

to

Gas Processing Agreement dated September 1, 2021, between

Altus Midstream Processing LP (“Processor”) and

Apache Corporation (“Producer”)

GAS QUALITY SPECIFICATIONS

(Producer’s Processable Gas)

1.

The Gas shall be free of objectionable liquids and solids and other impurities, including, but not limited to, methanol, and shall be commercially free from dust, gum, gum-forming constituents, free water, and other liquids and solids.

2.	The Gas shall have zero (0) parts per million of oxygen.

3.	The Gas shall not contain more than ten (10) parts per million by volume of hydrogen sulfide.

4.	The Gas shall not have a carbon dioxide content in excess of two (2) percent by volume.

5.	The Gas shall not have nitrogen content in excess of two (2) percent by volume.

6.	The Gas shall be received at a temperature not in excess of one hundred twenty (120) degrees Fahrenheit and not less than thirty-five (35) degrees Fahrenheit.

Sour Gas Receipt Points, Baseline Conditions

[***]

Exhibit D – Page 1

EXHIBIT D-2

to

Gas Processing Agreement dated September 1, 2021, between

Altus Midstream Processing LP (“Processor”) and

Apache Corporation (“Producer”)

GAS QUALITY SPECIFICATIONS

(Producer’s Non-Processable Gas)

1.

The Gas shall be free of objectionable liquids and solids and other impurities, including, but not limited to, methanol, and shall be commercially free from dust, gum, gum-forming constituents, free water, and other liquids and solids.

2.	The Gas shall have zero (0) parts per million of oxygen.

3.	The Gas shall not contain more than fifty (50) parts per million by volume of hydrogen sulfide.

4.	The Gas shall not have a carbon dioxide content in excess of four (4) percent by volume.

5.	The Gas shall not have nitrogen content in excess of two (2) percent by volume.

6.	The Gas shall be received at a temperature not in excess of one hundred twenty (120) degrees Fahrenheit and not less than thirty-five (35) degrees Fahrenheit.

Sour Gas Receipt Points, Baseline Conditions

[***]

Exhibit D – Page 2

EXHIBIT E

to

Gas Processing Agreement dated September 1, 2021, between

Altus Midstream Processing LP (“Processor”) and

Apache Corporation (“Producer”)

TAKE IN-KIND TERMS

For any Calendar Year during which Producer elects under Section 2.5 of the Agreement to take its Residue Gas and/or Plant Products in-kind, the following terms shall apply:

I. Nominations. Processor and Producer agree that scheduling and commencement of service shall be consistent with the downstream receiving pipeline or transporter nomination requirements. Whenever Producer’s Residue Gas is to be scheduled or nominated hereunder, each Party shall provide to the other Party all information required for such nominations and confirmations with upstream and downstream pipelines or transporters. Producer shall provide Processor with Plant Product nominations on or before the 15th Day of the Month prior to delivery.

(a)    Delivery Point Nominations. Producer shall not be required to provide Processor with nominations of the Producer’s Gas at the Delivery Point(s), however, Producer shall provide volume forecast information pursuant to Section 2.1(c) of the Agreement, for Processor’s general capacity planning purposes by Delivery Point.

(b)    Operational Information. Processor shall use reasonable efforts to provide daily information related to Delivery Point volume, Plant Product composition, and historical volume information in order to assist with Producer’s nominations below. Processor shall use reasonable efforts to make nomination changes as necessary, based on the information provided by Producer, at the Redelivery Points to minimize imbalances. Producer and Processor will each make good faith efforts to coordinate nominations to match physical flow in order to minimize any daily and monthly imbalances.

(c)    Redelivery Point Nominations.

i.    Producer shall make all necessary arrangements with pipelines or other third parties downstream of the Residue Gas Redelivery Points in order to help manage Processor’s delivery of Producer’s Residue Gas. Those arrangements must be coordinated with Processor, and Processor shall coordinate such arrangements with Producer and such downstream pipelines or other third parties.

ii.    Residue Gas. No later than 12:00 PM on the fifth (5th) Business Day prior to the beginning of each Month Processor shall notify Producer of the estimated quantity of Producer’s Residue Gas per Day at the Residue Gas Redelivery Point(s), provided that nominations at the Residue Gas Redelivery Points are subject to confirmation by the downstream pipeline. By 7:00 AM on the day prior to gas flow, Processor shall notify Producer of the estimated quantity of Producer’s Residue Gas available for next day’s flow for the Residue Gas Redelivery Point(s). By 12:30 PM on the day prior to gas flow, Producer shall provide a nomination form to Processor, indicating downstream pipeline contract number, downstream delivery point and counterparty. If

Exhibit E – Page 1

Producer does not provide a nomination form to Processor, the prior nomination shall remain in effect until such time as Producer provides notice to Processor to revise the prior nomination. Processor will use reasonable efforts to confirm any nomination change requested by Producer after the nomination deadline. Processor reserves the right, from time to time, to revise its nomination procedures, subject to Producer’s consent which shall not be unreasonably withheld.

iii.    Producer will make all necessary arrangements with pipelines or other third parties downstream of the Plant Products Redelivery Points in order to facilitate Processor’s delivery of Plant Products. No later than one (1) Business Day prior to the nomination deadline each Month for the applicable downstream pipeline(s) receiving Plant Products, Producer will notify Processor of the estimated quantity of Plant Products per Day, provided that nominations at each Redelivery Point are subject to confirmation by the downstream pipeline. At any time, Producer may adjust its nomination prospectively for the remainder of such Month by providing Processor notice prior to the nomination deadline of the applicable downstream pipeline.

(d)    Processor and Producer shall immediately inform each other of any discovered unanticipated changes in deliveries at either the Delivery Point(s) or Redelivery Point(s). Nominations may be made by telephone, but shall be confirmed in writing by e-mail, facsimile, or other electronic means to Processor’s Gas Control Department.

II.    Pipeline Balancing. Subject to the provisions of the Agreement, Processor shall accept a Daily quantity of Producer’s Gas at the Delivery Points and redeliver Producer’s Residue Gas and Producer’s Plant Products allocated to such Producer’s Gas at the Residue Gas Redelivery Points and Plant Products Redelivery Point, respectively. All quantities received in accordance with the Agreement at the Delivery Points and all deliveries of Producer’s Residue Gas in accordance with this Agreement at the Residue Gas Redelivery Point shall be balanced on a Btu basis, and all such quantities referred to in the Agreement shall be adjusted for the Gross Heating Value thereof.

Imbalances may occur due to the difference between (1) Producer’s nomination to the downstream receiving pipeline at the Residue Gas Redelivery Points (the “Takeaway Pipeline”), which as of the Effective Date is Altus Midstream Pipeline LP, and (2) the allocated quantity of Residue Gas attributable to Producer’s Gas as calculated pursuant to Exhibit F (“Production Imbalance”). Any Production Imbalance shall be settled between Processor and Producer in the same manner that imbalances are settled between Processor and Takeaway Pipeline in their operational balancing agreement at each Residue Gas Redelivery Point (“Processor OBA”). Processor shall use its best efforts to enter into, and maintain in good standing, the Processor OBA. The Processor OBA shall not impose balancing guidelines that are more stringent on Producer than the operational balancing agreement between Takeaway Pipeline and the receiving pipelines immediately downstream of the Takeaway Pipeline (the “Downstream Receiving Pipeline”), which as of the Effective Date are El Paso Natural Gas Company, L.L.C., Roadrunner Gas Transmission, LLC, and Comanche Trail Pipeline, LLC (all such OBAs between the Takeaway Pipeline and a Downstream Receiving Pipeline, a “Takeaway Pipeline OBA”). Until such time as the Processor OBA is executed, Production Imbalances shall be settled between Processor and Producer in the same manner that imbalances are settled in the Takeaway Pipeline OBAs. Processor shall provide an invoice to Producer for settlement of Production Imbalances in accordance with this Section II along with documentation to substantiate the data on the invoice. For the avoidance of doubt, Processor shall provide Producer reasonable flexibility in adjusting nominations; provided however, that providing Producer such flexibility in adjusting nominations shall be subject to Processor not incurring financial harm or loss as a result of Producer’s actions.

Exhibit E – Page 2

The Parties acknowledge that there are times that it is in the best interest of Producer, Processor, and/or Takeaway Pipeline to seek an exception to any cashout provision that may exist in the Processor OBA and/or the Takeaway Pipeline OBA(s) by requesting that an imbalance temporarily roll rather than to cashout (“Temporary Rolling Imbalance”). If an event outside the control of Producer occurs that may have a material adverse financial impact on Producer, Producer may request Processor seek a Temporary Rolling Imbalance with the Takeaway Pipeline or a Downstream Receiving Pipeline, and Processor shall use commercially reasonable efforts to effectuate this change. If a Temporary Rolling Imbalance is effectively negotiated with Takeaway Pipeline or Downstream Receiving Pipeline, Producer shall obtain the benefit of the Temporary Rolling Imbalance.

III.    Plant Balancing and Cash Outs. Because of dispatching and other operational causes outside of Processor’s reasonable control, imbalances may occur between (1) the total heating value of the Residue Gas actually delivered to the Takeaway Pipeline at the Residue Gas Redelivery Points for Producer’s account and (2) the allocated quantity of Residue Gas attributable to Producer’s Gas as calculated pursuant to Exhibit F. Similarly, imbalances may occur between (1) the volumes of Producer’s Plant Products that are actually delivered to downstream pipelines at the Plant Products Redelivery Points for Producer’s account and (2) the allocated Plant Products attributable to Producer’s Gas as calculated pursuant to Exhibit F.

(a) Residue Gas Redelivery Point. Imbalance events at Residue Gas Redelivery Points caused by the events described in this Section III shall be cashed out at the simple average of (i) Inside F.E.R.C’s Gas Market Report in its first publication of the delivery month for “Prices of Spot Gas Delivered to Pipeline” for El Paso West Texas and (ii) Inside F.E.R.C’s Gas Market Report in its first publication of the delivery month for “Prices of Spot Gas Delivered to Pipeline” for West Texas Waha.

(b) Plant Products Redelivery Points. For imbalance events at Plant Products Redelivery Points, the Parties agree to settle imbalances through a monthly cash out. The monthly cash out price shall be based on Producer’s weighted average sales price for that month.

IV.    Curtailment. Processor shall use reasonable efforts to provide timely notification to Producer by telephone, with subsequent e-mail notification, of the potential size and duration of any unscheduled capacity disruption. If Producer does not adjust its nomination within two hours after receiving notification from Processor, then Processor may adjust Producer’s nomination and/or not confirm the nominations requested by Producer in the next nomination cycle. If Producer does not adjust its nomination as reasonably requested by Processor, and such failure to adjust nominations could materially impact operations at the Processor’s Facilities, Processor may curtail or shut in Gas for a reasonable period of time.

Exhibit E – Page 3

EXHIBIT F

to

Gas Processing Agreement dated September 1, 2021, between

Altus Midstream Processing LP (“Processor”) and

Apache Corporation (“Producer”)

ALLOCATION METHODOLGIES

1.    Plant Products Allocable to Producer. The quantity of each Plant Product component allocable to Producer’s Processable Gas that was delivered to the Cryogenic Processing Facilities shall be determined by multiplying the theoretical gallons of that Plant Product component contained in the Plant Inlet Volume by the applicable Recovery Rate outlined in Section 2.5 for each component contained in Producer’s Processable Gas.

	Recovery Rate	Rejection Rate
C2	93%	25%
C3	97%	95%
C4	98%	98%
C5+	99%	99%

Producer may elect each month to have Producer’s Plant Products settled in ethane recovery mode or ethane rejection mode (“Ethane Option”). Such election must be made by five (5) days prior to the Month for which the election applies. Producer’s election of the Ethane Option shall continue to apply for successive Months until Producer provides notice otherwise to Processor at least 5 Days prior to the beginning of a Month.

2.    Residue Gas Allocable to Producer. The MMBtus of Residue Gas allocable to Producer’s Non-Processable Gas that was delivered to the Delivery Points and Producer’s Processable Gas that was delivered to the Cryogenic Processing Facilities shall be determined by the following equation:

PRG = [A – S – Rich FL&U] + [B – Lean FL&U]

where:

PRG = Producer’s Residue Gas in MMBtus

A = The aggregate volume of Producer’s Processable Gas measured at all low pressure Receipt Points less Processable Gas redelivered to Producer upstream of the low pressure Delivery Point and less Processable Gas redelivered to Producer at the High Pressure Gas Lift Redelivery Point(s)

Exhibit F – Page 1

S = Producer’s allocated share of Shrinkage as defined in Exhibit F, Paragraph 3

Rich FL&U = Processable Gas FL&U

B = The aggregate volume of Producer’s Non-Processable Gas measured at all low pressure Receipt Points less Non-Processable Gas redelivered to Producer upstream of the low pressure Delivery Point and less Non-Processable Gas redelivered to Producer at the High Pressure Gas Lift Redelivery Point(s)

Lean FL&U = “Non-Processable Gas FL&U

3.    Cryogenic Processing Facilities Shrinkage (“Shrinkage”). Producer’s share of shrinkage at the Cryos will be determined by converting each individual component of Producer’s Plant Products allocated to Producer to its respective heating value (as measured in MMBtu) by using the conversion factors published in the Gas Processor’s Association GPA Publication 2145-16, or any subsequent revision thereof in effect at the time such calculation is performed, and adjusted to a pressure base of 14.65 psia and a temperature of 60° Fahrenheit.

Exhibit F – Page 2

EXHIBIT G

to

Gas Processing Agreement dated September 1, 2021, between

Altus Midstream Processing LP (“Processor”) and

Apache Corporation (“Producer”)

FORM OF MEMORANDUM OF AGREEMENT

State of Texas              §

                             §

County of [            ]     §

MEMORANDUM OF AGREEMENT

This Memorandum of Agreement (this “Memorandum”) is entered into this      day of         , 20     (the “Effective Date”) between Altus Midstream Processing LP, a Delaware limited partnership (“Processor”) and Apache Corporation, a Delaware corporation (“Producer”).

RECITALS

WHEREAS, Processor and Producer have entered into a certain Gas Processing Agreement dated          1, 2021 (the “Agreement”), pursuant to which Producer dedicated Gas produced from the Dedicated Area for processing by Processor; and

WHEREAS, the Parties wish to file this Memorandum to put third parties on notice as to the existence of the Agreement.

1.	Dedication.

Producer’s interests in the acreage and/or well(s) set forth on Exhibit A hereto (“Dedicated Area”) are dedicated to Processor for processing. The Agreement is for an initial term ending on March 31, 2032, but subject to extension, renewal, and/or termination as more particularly provided therein.

2.	Incorporation of Agreement and Effect of Memorandum.

The sole purpose of this Memorandum is to give notice to third parties of the existence of the Agreement and the rights of Processor in and to Producer’s Gas from the Dedicated Area. This Memorandum shall not modify in any manner any of the terms and conditions of the Agreement, and nothing in this Memorandum is intended to and shall not be used to interpret the Agreement. The provisions of the Agreement are hereby incorporated into this Memorandum as if set out fully herein. In the event of any irreconcilable conflict between the terms of this Memorandum and the terms of the Agreement, the terms of the Agreement shall govern and control for all purposes.

Exhibit G – Page 1

3.	Defined Terms.

All capitalized terms not defined herein shall have the same meaning assigned such terms in the Agreement.

IN WITNESS WHEREOF, this Memorandum is executed by Processor and Producer as of the date of acknowledgement of their signatures but is effective for all purposes as of the Effective Date stated above.

PROCESSOR

ALTUS MIDSTREAM PROCESSING LP

By:	Altus Midstream Subsidiary GP LLC, its general partner

By:
Name:
Title:

PRODUCER

APACHE CORPORATION

By:
Name:
Title:

Exhibit G – Page 2

STATE OF TEXAS	§
§
COUNTY OF [ ]	§

This instrument was acknowledged before me this      day of             , 20     by [                    ], the [                    ] of Altus Midstream Subsidiary GP LLC, the general partner of Altus Midstream Processing LP, on behalf of such entity.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:
Notary Public in and for the
State of Texas
My Commission Expires:
Commission No.:

STATE OF TEXAS	§
§
COUNTY OF [ ]	§

This instrument was acknowledged before me this      day of             , 20     by [                    ], the [                    ] of Apache Corporation on behalf of such entity.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:
Notary Public in and for the
State of Texas
My Commission Expires:
Commission No.:

Exhibit G – Page 3

EXHIBIT A

TO

MEMORANDUM OF AGREEMENT

DEPICTION OF DEDICATED AREA

Exhibit G – Page 4

EXHIBIT H

to

Gas Processing Agreement dated September 1, 2021, between

Altus Midstream Processing LP (“Processor”) and

Apache Corporation (“Producer”)

FORM OF MEMORANDUM OF RELEASE

State of Texas	§

§

County of [ ]	§

MEMORANDUM OF RELEASE

This Memorandum of Release (this “Memorandum”) is entered into this      day of             , 20     (the “Effective Date”) between Altus Midstream Processing LP, a Delaware limited partnership (“Processor”) and Apache Corporation, a Delaware corporation (“Producer”).

RECITALS

WHEREAS, Processor and Producer have previously entered into a certain Gas Processing Agreement dated          1, 2021 (the “Agreement”), pursuant to which Producer dedicated Gas produced from the Dedicated Area for processing by Processor; and

WHEREAS, a Memorandum of Agreement dated [            ], 2021, was executed by Processor and Producer to give notice to third parties of the existence of the Agreement and the respective rights and obligations of Processor and Producer with respect thereto and with respect to the dedication as set forth therein; and

WHEREAS, such Memorandum of Agreement was filed of record in Book                     , Page          of the real property records of [                    ] County, Texas; and

WHEREAS, the Parties wish to file this Memorandum to put third parties on notice as to the release of certain Interests from the dedication.

1.	Release from Dedication.

The following Interests in the following acreage and/or well(s) (“Released Interests”) are hereby released from the dedication, as further set forth on Exhibit A hereto:

[Description of Released Interests]

2.	Incorporation of Agreement and Effect of Memorandum.

The sole purpose of this Memorandum is to give notice to third parties of the existence of the Agreement, the rights of Processor in and to Producer’s Gas from the Dedicated Area, and the release of the Released Interests from the dedication. This Memorandum shall not modify in any

Exhibit H – Page 1

manner any of the terms and conditions of the Agreement, and nothing in this Memorandum is intended to and shall not be used to interpret the Agreement. The provisions of the Agreement are hereby incorporated into this Memorandum as if set out fully herein. In the event of any irreconcilable conflict between the terms of this Memorandum and the terms of the Agreement, the terms of the Agreement shall govern and control for all purposes.

3.	Defined Terms.

All capitalized terms not defined herein shall have the same meaning assigned such terms in the Agreement.

IN WITNESS WHEREOF, this Memorandum is executed by Processor and Producer as of the date of acknowledgement of their signatures but is effective for all purposes as of the Effective Date stated above.

PROCESSOR

ALTUS MIDSTREAM PROCESSING LP

By: Altus Midstream Subsidiary GP LLC, its general partner

By:

Name:

Title:

PRODUCER

APACHE CORPORATION

By:

Name:

Title:

Exhibit H – Page 2

STATE OF TEXAS	§
§
COUNTY OF [ ]	§

This instrument was acknowledged before me this      day of              , 20     by [                    ], the [                    ] of Altus Midstream Subsidiary GP LLC, the general partner of Altus Midstream Processing LP, on behalf of such entity.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:
Notary Public in and for the
State of Texas
My Commission Expires:
Commission No.:

STATE OF TEXAS	§
§
COUNTY OF [ ]	§

This instrument was acknowledged before me this      day of              , 20     by [                    ], the [                    ] of Apache Corporation on behalf of such entity.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:
Notary Public in and for the
State of Texas
My Commission Expires:
Commission No.:

Exhibit H – Page 3

EXHIBIT A

TO

MEMORANDUM OF RELEASE

DEPICTION OF RELEASED INTERESTS

Exhibit H – Page 4

EXHIBIT I

to

Gas Processing Agreement dated September 1, 2021, between

Altus Midstream Processing LP (“Processor”) and

Apache Corporation (“Producer”)

FORM OF TRANSFEREE AGREEMENT

[attached]

Exhibit I – Page 1

EXHIBIT I

GAS PROCESSING AGREEMENT

by and between

[                    ]

and

ALTUS MIDSTREAM PROCESSING LP

dated

[                    ]

Exhibit I – Page 2

GAS PROCESSING AGREEMENT

EXHIBITS:

Exhibit A	-	Dedicated Area
Exhibit B	-	Delivery Points and Redelivery Points
Exhibit C	-	Fees
Exhibit D	-	Gas Quality Specifications
Exhibit E	-	Take In-Kind Terms
Exhibit F	-	Allocation Methodologies
Exhibit G	-	Form of Memorandum of Agreement
Exhibit H	-	Form of Memorandum of Release

Exhibit I – Page 3

GAS PROCESSING AGREEMENT

This Gas Processing Agreement (this “Agreement”) is made and entered into to be effective [                    ] (“Effective Date”), by and between Altus Midstream Processing LP, a Delaware limited partnership (“Processor”), and [                    ], a [                    ] (“Producer”). Processor and Producer are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

Background:

Producer owns or controls volumes of Gas produced from certain oil and gas leases located in Reeves, Pecos, Jeff Davis, and/or Culberson Counties, Texas, and Processor owns and operates natural gas and natural gas liquids processing facilities located in Reeves County, Texas. The Parties desire for Processor to process certain volumes of Producer’s Gas at the Processor’s Facilities on the terms and conditions set forth in this Agreement.

Agreement:

In consideration of the premises and of the mutual covenants in this Agreement, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, Processor and Producer agree as follows:

ARTICLE I

DEFINITIONS

Unless another definition is expressly stated or the context requires otherwise, the following terms, when used in this Agreement and all exhibits and attachments to this Agreement, have the following meanings:

(a)    “2-Year Forecast” shall have the meaning set forth in Section 2.1.

(b)    “Adequate Assurance of Performance” shall have the meaning set forth in Section 19.19.

(c)    “Affiliate” means any person that directly or indirectly controls, is controlled by, or is under common control with another person through one more intermediaries or otherwise. The term “control” means having the power, directly or indirectly, to direct or cause the direction of the management and policies of a person, whether through ownership, by contract, or otherwise. A person is deemed to be an Affiliate of another specified person if such person owns 50% or more of the voting securities of the specified person, or if the specified person owns 50% or more of the voting securities of such person, or if 50% or more of the voting securities of the specified person and such person are under common control.

(d)    “Allocation Event” shall have the meaning set forth in Section 2.5.

(e)     “Audit” shall have the meaning set forth in Article XI.

Exhibit I – Page 4

(f)    “Btu” means a “British Thermal Unit,” which is the amount of heat required to raise the temperature of one pound of water from 59 degrees Fahrenheit to 60 degrees Fahrenheit at a constant pressure of 14.65 psia.

(g)    “Business Day” means any calendar day, other than a Saturday or Sunday, on which commercial banks in Houston, Texas are open for business.

(h)    “Calendar Year” means the period from January 1st through December 31st of the same calendar year.

(i)    “Central Conditioning Facility” means a facility used for dehydration, compression, treating, or any combination of the foregoing for Non-Processable Gas.

(j)     “Central Time” means Central Standard Time, as adjusted semi-annually for daylight savings time.

(k)    “Claim” means any lawsuit, claim, proceeding, investigation, or other similar action.

(l)    “Consequential Damages” shall have the meaning set forth in Section 19.9.

(m)    “Cryogenic Processing Facility” or “Cryo” means a cryogenic processing plant used for processing and for dehydration, compression, treating or any combination of the foregoing.

(n)    “Cubic Foot” means a volume of Gas occupying a space of one cubic foot at a temperature of 60 degrees Fahrenheit and at a pressure of 14.65 psia.

(o)    “Day” means the 24-hour period beginning at 9:00 a.m., Central Time, on a calendar day and ending at 9:00 a.m., Central Time, on the following calendar day (as Central Time is adjusted each calendar year for daylight savings time).

(p)    “Dedicated Area” means the lands located in [Reeves, Pecos, Jeff Davis, and Culberson Counties], Texas, more particularly described in Exhibit A. [Insert all applicable counties in which any of the properties listed on Exhibit A are located.]

(q)    “Delivery Point” or “Delivery Points” shall have the meaning set forth in Section 3.1.

(hhhh)     “Drip” means all distillates, condensate, and liquids that accumulate in the drips, lines, and separators at any point downstream of the Receipt Points.

(r)    “Ethane Option” shall have the meaning set forth in Exhibit F.

(s)    “Fees” shall mean, collectively, the Central Conditioning Fee, the Cryogenic Processing Fee[, the Gas Lift Fee], and the Treating Fee, each as set forth in Exhibit C.

Exhibit I – Page 5

(t)    “Field FL&U” means a fixed four percent (4.00%) of the difference of (1) Producer’s Processable Gas delivered at the low pressure Receipt Points less (2) Processable Gas redelivered to Producer upstream of the low pressure Delivery Points, which shall compensate Processor in full for the sum of (i) all fuel (including electricity or other energy sources) used to operate Processor’s compressor stations (not including those stations within Processor’s Central Conditioning Facilities and the Cryos) and (ii) any Gas lost or otherwise not accounted for from such Processor’s Facilities incident to, or occasioned by, gathering or compressing, as applicable, in the ordinary course, including Gas released through leaks, venting, flaring, or instrumentation inaccuracies.

(u)    “Firm” means Processor’s obligation to receive and process Producer’s Gas, and Producer’s right to deliver and have its Gas processed, shall not be subject to interruption, except as absolutely necessary as a result of Force Majeure or, after reasonable prior notice, during periods of Processor’s Facilities maintenance or repair, and in the event of any such interruption or in the event of excess Gas deliveries to Processor’s Facilities (from Producer or a Third Party) over and above Plant Capacity, Producer’s Gas and Gas of Similarly Situated Customers shall have priority rights equal to the highest level of service offered at Processor’s Facilities.

(v)    “FL&U” means fuel and lost and unaccounted for Gas, electric fuel costs, and flare that is retained as fuel and/or system loss by Processor, which is used in and/or occurs in the operation of Processor’s Facilities.

(w)    “Force Majeure” shall have the meaning set forth in Section 12.2.

(x)    “Gas” means any mixture of hydrocarbon gases or of hydrocarbon gases and non-combustible gases in a gaseous state.

(y)    “Gas Gathering Agreement” means that certain Gas Gathering Agreement between Producer and Altus Midstream Gathering LP dated July 1, 2018, as amended, or any successor agreement thereto.

(z)    [“Gas Lift Redelivery Period” means the period from the Effective Date through December 31, 2024, and continuing Year to Year thereafter until a Party provides notice to the other Party upon at least 180 Days’ notice of its intent to terminate the Gas Lift Redelivery Period as of December 31, 2024, or at the end of any subsequent annual period.] [If this is still applicable]

(aa)    “Governmental Authority” means any federal, state, municipal, local or similar governmental authority, regulatory or administrative agency or court with jurisdiction over the Parties or either Party, this Agreement, any of the transactions contemplated hereby, or Processor’s Facilities or any other facilities utilized by a Party for the performance of this Agreement.

(bb)    “Gross Heating Value” means the amount of energy transferred as heat per mass or mole from the complete, ideal combustion of the Gas with oxygen (from air), at a base temperature in which all water formed by the reaction condenses to liquid. If the gross heating value has a volumetric rather than a mass or molar basis, the standard conditions are deemed 14.65 psia and 60 degrees Fahrenheit.

Exhibit I – Page 6

(cc)    “High Pressure Gas Lift Redelivery Point(s)” means any point, identified on Exhibit B, downstream of any field compressor station and upstream of a Cryogenic Processing Facility where Producer’s Gas is delivered to Producer at the inlet flange of a custody transfer meter located on the high pressure gas gathering system.

(dd)    “Ideal Gas Laws” means the thermodynamic laws applying to perfect gases.

(ee)    “Inert Constituents” means constituents other than Plant Products contained in Gas, including oxygen, carbon dioxide, nitrogen, hydrogen sulfide, water vapor, ozone, nitrous oxide, and mercury.

(ff)    “Interests” means any right, title, or interest in lands which gives Producer the right to produce and market oil and/or Gas therefrom, whether arising from fee ownership, working interest ownership, mineral ownership, leasehold ownership, farmout, or other contractual arrangement or arising from any pooling, unitization, or communitization of any of the foregoing rights within the Dedicated Area, and any and all replacements, renewals, and extensions or amendments of any of the same.

(gg)    “Law” or “Laws” means any of the following: laws, rules, regulations, decrees, judgments or orders of, or licenses or permits issued by, any Governmental Authority, including, without limitation, any U.S. Bureau of Land Management requirement that is applicable to any federal lease included in the Dedicated Area.

(hh)    “Loss” means any loss, cost, expense, liability, damage, sanction, judgment, lien, fine, or penalty, including reasonable attorney’s fees, incurred, suffered or paid by the applicable indemnified Persons on account of: (i) injuries (including death) to any Person or damage to or destruction of any property, sustained or alleged to have been sustained in connection with or arising out of the matters for which the indemnifying Party has agreed to indemnify the applicable indemnified Persons, or (ii) the breach of any covenant or agreement made or to be performed by the indemnifying Party pursuant to this Agreement.

(ii)    “Material Measurement Error” shall have the meaning set forth in Section 5.4.

(jj)    “Mcf” means one thousand Cubic Feet.

(kk)    “MMBtu” means one million Btu.

(ll)    “Month” means the period beginning at 9:00 a.m., Central Time, on the first Day of a calendar month and ending at 9:00 a.m., Central Time, on the first Day of the succeeding calendar month.

(mm)    “Monthly Statement” shall have the meaning set forth in Section 10.1.

(nn)    “Near Off-Spec Notice” shall have the meaning set forth in Section 4.2.

(oo)    “New Well” means a well where drilling, completion, and first production all occur after September 1, 2021. Producer shall notify Processor upon completion of a New Well; provided that failure to provide notice shall not limit Producer’s rights herein with respect to the

Exhibit I – Page 7

New Well as long as Producer is able to subsequently show that such well satisfies the definition of a New Well. Furthermore, upon Processor’s request and if necessary to calculate the applicable Fees, Producer shall provide volumes and other well information with respect to the New Wells.

(pp)    “Non-Conforming Plant Products” shall have the meaning set forth in Section 9.3.

(qq)    “Non-Conforming Residue Gas” shall have the meaning set forth in Section 8.3.

(rr)    “Non-Op Gas” shall have the meaning set forth in Section 2.1.

(ss)    “Non-Processable Gas” means Producer’s Gas that Producer elects to have delivered to a Central Conditioning Facility.

(tt)    “Non-Processable Gas FL&U” means a fixed six percent (6.00%) of the difference of (1) Producer’s Non-Processable Gas delivered at the low pressure Receipt Points less (2) Non-Processable Gas redelivered to Producer upstream of the low pressure Delivery Points, which shall compensate Processor in full for the sum of (i) all fuel (including electricity or other energy sources) used to operate Processor’s Central Conditioning Facilities and (ii) any Gas lost or otherwise not accounted for from the Central Conditioning Facilities incident to or occasioned by the gathering, treating or compressing, as applicable, in ordinary course, including Gas released through leaks, venting, flaring or instrumentation inaccuracies.

(uu)    “Off-Spec Gas” shall have the meaning set forth in Section 4.2.

(vv)    “Person” means an individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

(ww)     “Plant Capacity” means the capacity of Processor’s Facilities.

(xx)    “Plant FL&U” means a fixed four percent (4.00%) of the Plant Inlet Volume, which shall compensate Processor in full for the sum of (i) all fuel (including electricity or other energy sources) used to operate Processor’s Cryo and (ii) any Gas lost or otherwise not accounted for from Processor’s Cryo, in ordinary course, including Gas released through leaks, venting, flaring or instrumentation inaccuracies.

(yy)    “Plant Inlet Volume” means (1) Producer’s Processable Gas delivered at the low pressure Receipt Points less (2) Processable Gas redelivered to Producer upstream of the low pressure Delivery Points less (3) Field FL&U less (4) Processable Gas redelivered to the High Pressure Gas Lift Redelivery Points.

(zz)    “Plant Products” means the mixture consisting primarily of ethane, propane, isobutane, normal butane, and natural gasoline (and any incidental methane) that are extracted at the Processor’s Facilities and all other Drip in Producer’s Gas delivered to the Delivery Points or otherwise recovered at the Processor’s Facilities.

Exhibit I – Page 8

(aaa)    “Plant Products Price” means, for each component Plant Product, a price per gallon equal to 100% of the Monthly average of Processor’s actual sales price for such component product sold. It is understood that the Plant Products Price shall be net of actual, third–party, commercially reasonable fees paid or incurred by Processor for the transportation and fractionation directly related to Producer’s Plant Products but shall not in any circumstance include any (i) marketing or broker fees, (ii) deficiency, take-or-pay, or demand charges, (iii) price adjustments relating to Y-grade product quality specifications, (iv) imbalance fees and penalties, (v) line fill requirements, or (vi) requirements as to product working inventory of Y-grade at a fractionation facility.

(bbb)    “Plant Products Redelivery Points” means the upstream insulating flange of the applicable custody meter at the discharge points downstream of the Processor’s Facilities, as applicable, as described on Exhibit B, in which Plant Products are redelivered as raw mix to a takeaway pipeline or other transport mode for the account of Producer.

(ccc)    “Primary Term” shall have the meaning set forth in Section 18.1.

(ddd)     “Processable Gas” means Producer’s Gas that Producer elects to have delivered to a Cryogenic Processing Facility.

(eee)    “Processable Gas FL&U” means the aggregate of Field FL&U and Plant FL&U.

(fff)    “Processor Indemnified Parties” shall have the meaning set forth in Section 13.1.

(ggg)    “Processor’s Facilities” means any or all of the compressor stations, Central Conditioning Facilities, and Cryogenic Processing Facilities owned by Processor, capable of receiving Producer’s Gas for dehydration, compression, treating, and/or removal of Plant Products from time to time, and located in Reeves, Pecos, Jeff Davis, and Culberson Counties, Texas.

(hhh)    “Producer’s Gas” means all of the Gas owned or controlled by Producer that is produced from the Dedicated Area and delivered to Processor under this Agreement.

(iii)    “Producer Indemnified Parties” shall have the meaning set forth in Section 13.1.

(jjj)    “Producer’s Non-Processable Reserved Capacity” shall be calculated to be effective every March 1 and shall mean a volume equal to [***]% of the sum of the average daily volume of (A) Non-Processable Gas delivered by Producer during the previous Calendar Year plus (B) any volumes that Producer was unable to deliver due to Force Majeure or due to a failure to receive by Processor.

(kkk)    “Producer’s Processable Reserved Capacity” shall be calculated to be effective every March 1 and shall mean a volume equal to [***]% of the sum of the average daily volume of (A) Processable Gas delivered by Producer during the previous Calendar Year plus (B) any volumes that Producer was unable to deliver due to Force Majeure or due to a failure to receive by Processor.

(lll)    “Producer’s Reserved Capacity” means, collectively, Producer’s Non-Processable Reserved Capacity and Producer’s Processable Reserved Capacity.

Exhibit I – Page 9

(mmm)    “psia” means pounds per square inch absolute.

(nnn)    “psig” means pounds per square inch gauge.

(ooo)    “Receipt Point” means the inlet flange of the upstream gatherer’s facilities at the point of interconnection between the low pressure gathering system and Producer’s facilities or the inlet flange of the upstream gatherer’s facilities at the point of interconnection between the high pressure gathering system and Processor’s compression facilities.

(ppp)    “Redelivery Point Gas Quality Specifications” mean the Gas quality requirements of downstream pipelines or other facility operators at the Residue Gas Delivery Points, as such requirements are in effect from time to time.

(qqq)    “Residue Gas” means the portion of the Gas delivered to the Processor’s Facilities that remains after treating and/or processing.

(rrr)    “Residue Gas Price” means a price per MMBtu equal to 100% of the Monthly average of Processor’s actual sales price for Residue Gas sold. It is understood that the Residue Gas Price shall be net of actual, third-party, commercially reasonable fees paid or incurred by Processor for the transportation directly related to Producer’s Residue Gas but shall not in any circumstance include any (i) marketing or broker fees, (ii) take-or-pay, reservation, or demand charges, (iii) imbalance fees and penalties, or (iv) line fill requirements.

(sss)    “Residue Gas Redelivery Points” means the upstream insulating flange of the applicable Residue Gas custody meter at the discharge points downstream of the Processor’s Facilities, as applicable, as described on Exhibit B, where Residue Gas is delivered to a takeaway pipeline for the account of Producer.

(ttt)    “Resolution Period” shall have the meaning set forth in Section 2.2 or Section 3.5, as applicable.

(uuu)    “Services” shall have the meaning set forth in Section 2.4.

(vvv)    “Shrinkage” shall have meaning set forth in Exhibit F.

(www)    “Similarly Situated Customers” means any assignee of Producer’s interests hereunder (whether total or partial) pursuant to Section 19.6 or any Third Party customer that has an equal level of service priority as Producer.

(xxx)    “Tax” or “Taxes” means any federal, state or local taxes, fees, levies or other assessments, including all sales and use, goods and services, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipt, value added, capital stock, production, business and occupation, disability, employment, payroll, license, unemployment, social security, Medicare, or withholding taxes or charges imposed by any Governmental Authority, and including any interest and penalties (civil or criminal) on any of the foregoing.

(yyy)    “Term” shall have the meaning set forth in Section 18.1.

Exhibit I – Page 10

(zzz)    “Third Party” means any Person that, as of any applicable determination date, is not a Party to this Agreement.

(aaaa)    “Third Party Gas” means Gas other than Producer’s Gas.

(bbbb)    “Transfer” means any direct or indirect transfer, conveyance, assignment, grant, or other disposition of any rights, interests, or obligations.

(cccc)     “Year” means a period of 365 consecutive Days, provided that any year containing the date of February 29 shall consist of 366 consecutive Days.

ARTICLE II

DEDICATION AND SERVICES

Section 2.1    Dedication; Producer Reservations; Release Rights.

(a)

Dedication. Subject to the terms and conditions of this Agreement, and solely for the purpose of this Agreement, Producer hereby dedicates for the Services to be provided by Processor under this Agreement and shall deliver or cause to be delivered at the Delivery Point(s) the following:

(i)    all Gas owned by Producer that is produced and saved from wells now or hereafter located within the Dedicated Area or on lands pooled or unitized therewith, to the extent such Gas is attributable to Interests within the Dedicated Area and not otherwise delivered or used as permitted pursuant to this Agreement; and

(ii)    with respect to wells now or hereafter located within the Dedicated Area or on lands pooled or unitized herewith for which Producer is the operator, Gas for such wells that is owned by other working interest owners and royalty owners (“Non-Op Gas”) but only to the extent and for the period that Producer has the right or obligation to market such Non-Op Gas.

(b)    Covenant Running with the Land. It is the mutual intention of the Parties that, so long as the dedication in Section 2.1(a) is in effect, this Agreement and the dedication under Section 2.1(a) and all of the terms and provisions of this Agreement collectively shall (i) be a covenant running with the Interests within the Dedicated Area and (ii) be binding on and enforceable by Processor and its successors and assigns against Producer and its successors and assigns of the Interests within the Dedicated Area. Each Party agrees to execute, acknowledge, and deliver to the other Party from time to time such additional agreements and instruments as may be reasonably requested by such other Party to more fully effectuate the intention of the Parties set forth in the immediately preceding sentence, including a memorandum of this Agreement in the form set forth on Exhibit G, and in the event of a permanent release or partial assignment of the Interests dedicated hereunder, a memorandum of release in the form set forth on Exhibit H. Producer shall cause any conveyance by it of all or any of the Interests within the Dedicated Area to be made expressly subject to the terms of this Agreement. By January 31 of each year, Producer and Processor shall update Exhibit A to reflect any Interests within the

Exhibit I – Page 11

Dedicated Area (1) permanently released by Processor or (2) partially assigned by Producer during the immediately preceding year. Contemporaneously with any such update and supplement to this Agreement, Producer shall execute, acknowledge, and deliver to Processor a supplement to each of the applicable memoranda of this Agreement previously filed for recording in the real property records of each county in which any portion of such new Interests is located.

(c)    Forecasts. On or before August 1st of each Year during the Term, Processor shall deliver to Producer a map showing each current Processor’s Facilities. Subject to Processor’s delivery of such map and Processor’s compliance with the confidentiality and restricted use requirements set forth in Section 19.1 on or before October 1st of each Year during the Term, Producer shall deliver to Processor a 2-Year Forecast with respect to the Producer’s Gas. Producer may also periodically provide updated 2-Year Forecasts during the Year if Producer has a good faith belief that its estimated production volumes have materially changed; provided, however, any updated 2-Year Forecast provided by Producer after October 1st shall not be applicable in Section 2.2(b) or Section 3.5 of this Agreement until October 1st of the next Calendar Year. “2-Year Forecast” shall mean Producer’s good faith estimate (expressed in Mcf per Day) and associated gas analysis of Producer’s Gas, to be produced from the Dedicated Area, broken down by Processor’s Facilities, and delivered to the Delivery Points for each Month for the next two (2) years of the Term of the Agreement, which forecasts shall be based on Producer’s most recent engineering and planning data. At Processor’s request, but no more than once per quarter, Producer and Processor will meet to discuss changes in the forecast to ensure that Processor will have adequate capacity in place to meet Producer’s requirements. For the sake of clarity, Processor acknowledges that Producer shall not at any time be required to deliver any of Producer’s internal budget information to Processor. Producer shall use all commercially reasonable efforts and information available to it to create the 2-Year Forecasts, but, given the inherent nature of the estimates involved in creating such Forecasts, Producer cannot guarantee the accuracy of any 2-Year Forecast.

(d)    Producer’s Reservations.

(i)    Gas for Lessors or Royalty Owners. Producer shall have the right to utilize Gas as may be required to be delivered to lessors or royalty owners under the terms of leases or other agreements or as required for Producer’s operations within the Dedicated Area or lands pooled or unitized therewith, as determined by Producer in its sole discretion.

(ii)    Pooling or Units. Producer may form, dissolve, and/or participate in pooling agreements or units encompassing all or any portions of the Dedicated Area, as determined by Producer in its sole discretion.

(iii)    Operational Control of Wells. Producer reserves the right to operate its leases and wells in any manner that it desires, as determined by Producer in its sole discretion and free of any control by Processor, including without limitation, (i) shutting-in, cleaning out, reworking, modifying, deepening, or abandoning any such wells, (ii) using any efficient, modern, or improved method for the production of its wells, (iii) flaring, burning, or venting Gas and (iv) surrendering, releasing, or terminating its leases or Interests or allowing such leases or Interests to expire at any time.

Exhibit I – Page 12

(iv)    Well Development and Operations. Producer reserves the right to use Gas (including the Plant Products in such Gas), above ground or below, to develop and operate its leases and wells, including, without limitation, for Gas lift, fuel, pressure maintenance, or other re-injection purposes, secondary and tertiary recovery, drilling or cycling, operation of Producer’s facilities, and/or any other legitimate use in connection with the development and/or operation of its leases and wells that are now or hereafter become subject to the terms of this Agreement. Additionally, for Gas used for fuel, Producer has the right to remove and dispose of liquid hydrocarbons from such Gas by means it deems necessary, including via low temperature separation.

(v)    No Obligation to Develop. Notwithstanding anything else in this Agreement that may be construed to the contrary, Producer reserves the right to develop and operate its leases and wells as it sees fit, in its sole discretion, and Producer shall have no obligation to Processor under this Agreement to develop or otherwise produce Gas or other hydrocarbons from any properties owned by it, including any properties now or hereafter located within the Dedicated Area or the lands pooled or unitized therewith.

Section 2.2    Release from Dedication.

(a)    Immediate Temporary Release. If for any reason including Force Majeure and Producer’s Gas being Off-Spec Gas (but not including a pressure problem which is addressed in Section 3.5), Producer delivers Gas otherwise in accordance with the terms of this Agreement but Processor does not take all or any portion of Producer’s Gas delivered or otherwise available for delivery at a Delivery Point, Producer shall be entitled to an immediate temporary release from dedication of such volume of Producer’s Gas, and may dispose of such Gas in any manner it sees fits, subject to Processor’s right to resume receipts at a subsequent time when Processor is able to take all of Producer’s Gas available for delivery at the Delivery Point in accordance with the terms of this Agreement, provided however if during such temporary release period Producer secures a different temporary market, Processor may resume receipts only upon thirty (30) days’ advance written notice and only as of the beginning of a Month, unless otherwise agreed.

(b)    Permanent Release. In addition to Section 2.2(a), above, if Producer delivers Gas otherwise in accordance with the terms of this Agreement but Processor does not take and process all or any portion of Producer’s Gas up to the applicable Producer’s Reserved Capacity for delivery at an existing Delivery Point for any reason (including a failure to meet quality requirements for nitrogen, but not including (i) a failure to meet quality requirements other than for nitrogen as set forth above, for which no permanent release shall be available or (ii) a pressure problem, which is addressed in Section 3.5) for a cumulative thirty (30) Days in any ninety (90) Day period, unless such failure is caused by Force Majeure, in which case a cumulative 180 Days in any 365-Day period, or if Processor fails to allocate Producer’s Plant Products pursuant to the fixed recovery rates set forth on Exhibit F for a cumulative thirty (30) Days in any ninety (90) Day period (with no extension if such failure is caused by Force Majeure), then upon Producer’s written notice to Processor, Processor shall have fifteen (15) Days from receipt of such notice to propose a feasible plan to Producer that shall resolve such issue, at Processor’s sole cost and expense, within sixty

Exhibit I – Page 13

(60) Days after proposing such plan (the “Resolution Period”). If (A) Processor fails to propose a resolution within the stated fifteen (15) Days, (B) the issue is not resolved after completion of Processor’s resolution, or (C) Processor does not complete such resolution within the Resolution Period (but if Processor’s completion is delayed or prevented by reason of Force Majeure, the Resolution Period shall be extended by an additional 120 Days), Producer may elect within thirty (30) Days following Processor’s failure to propose a resolution, the completion of such inadequate resolution or the expiration of such Resolution Period, as applicable, by giving written notice to Processor, to receive a permanent release from dedication as to the affected Delivery Point and the portion(s) of the Dedicated Area associated with such Delivery Point (and such released portion(s) shall be stated in terms of acreage); provided, however, Producer shall not be entitled to the foregoing remedy to the extent that Producer’s good-faith estimate of the affected volumes exceeds the last 2-Year Forecast Producer delivered to Processor in accordance with Section 2.1(c). If Producer elects a permanent release and Processor’s failure to take and process Producer’s Gas only affects certain, specific Delivery Point(s), Producer’s permanent release shall be limited to such affected Delivery Point(s) and the portion of the Dedicated Area connected upstream of such affected Delivery Point(s), including existing and future wells within such portion of the Dedicated Area. If Producer elects a permanent release and Processor’s failure to take and process Producer’s Gas affects all Delivery Points receiving Processable Gas or all Delivery Points receiving Non-Processable Gas, the portion(s) of the Dedicated Area to be released shall be designated by Producer, acting reasonably and in good faith, provided that Producer shall provide to Processor (subject to the confidentiality and non-use restrictions set forth in this Agreement) reasonable evidence to support Producer’s determination of the portion(s) of the Dedicated Area to be released, and as long as Producer’s determination of the areas to be released is reasonably supported, such determination shall be deemed conclusive. For clarity, this Section 2.2(b) is not applicable to the extent that Producer’s upstream gatherer fails to connect a new Receipt Point.

(c)    Release by Upstream Gatherer. Delivery of Producer’s Gas to Processor hereunder is dependent upon the performance of upstream gathering facilities to which Producer has made a dedication similar to the dedication under this Agreement. To the extent that Producer’s dedication under such upstream contracts is released, Producer shall receive a corresponding release from dedication under this Agreement.

Section 2.3    No Election of Remedies. Producer’s exercise of any right to a release from dedication under Section 2.2 shall not be deemed as an election of remedies for any unexcused failure of Processor to perform any obligation under this Agreement, and Producer shall be entitled to any and all other remedies, including specific performance and injunctive relief (without the need to post any bond).

Section 2.4    Processing and Related Services. Subject to the terms and conditions of this Agreement, each Month during the Term Processor shall provide, or cause to be provided the following services, each on a Firm basis (collectively, the “Services”):

(a)	receive, or cause to be received, Producer’s Gas (including entrained condensate) at the Delivery Points up to Producer’s Reserved Capacity;

Exhibit I – Page 14

(b)

dehydrate, compress, and, if required to meet the Redelivery Point Gas Quality Specifications, treat all of Producer’s Non-Processable Gas at the Central Conditioning Facilities and purchase or deliver for Producer’s account such Producer’s Non-Processable Gas as Residue Gas;

(c)

for Producer’s Processable Gas, (i) compress and redeliver such Producer’s Gas into a high pressure gathering system, (ii) during the Gas Lift Redelivery Period and at Producer’s direction, re-accept a portion of Producer’s Gas at a High Pressure Gas Lift Redelivery Point and redeliver to Producer, and (iii) re-accept such Producer’s Gas, less any Producer Gas redelivered to Producer at a High Pressure Gas Lift Redelivery Point, at the Cryos;

(d)

dehydrate, compress, treat (if required to meet the Redelivery Point Gas Quality Specifications), and remove Plant Products from all of Producer’s Processable Gas; and purchase or deliver for Producer’s account all Producer’s Residue Gas and Plant Products for volumes attributable to Producer’s Processable Gas; and

(e)	perform such other obligations and actions as are described under this Agreement.

Processor shall perform all Services and operate Processor’s Facilities consistent with industry standard and in a prudent, workmanlike manner.

Notwithstanding anything in this Agreement to the contrary, Producer shall not be entitled to Services on a Firm basis on any Processor’s Facilities, or any portions of the Processor’s Facilities, that have been built by Processor exclusively to service Gas volumes delivered by any Third Party customer.

Section 2.5    Recovery Rates and Take In-Kind Rights.

(a)    Recovery Rates. Subject to Producer’s Ethane Option, Processor shall determine Producer’s share of Residue Gas and Plant Products from Producer’s Processable Gas based on the fixed recovery rates (which includes any condensate fallout) and the allocation methodology shown on Exhibit F.

Any Plant Products that are recovered from Producer’s Processable Gas in excess of the fixed recovery rates described in Exhibit F shall be retained for the account of Processor, and Processor agrees to sell, or cause to be sold, such retained Plant Products (other than condensate fallout) to Enterprise Products Operating LLC or its successor. For clarity, Processor shall include any Drip volumes in the Gas delivered by Producer in its calculation of Producer’s share of Producer’s Plant Products, but Processor shall deliver pentanes in lieu of condensate at the Plant Products Redelivery Points.

(b)    Allocation Event. If Processor is rendered unable, wholly or in part, by Force Majeure, to perform or comply with any obligation or condition of this Agreement for more than seventy-two (72) consecutive hours in a given Month that impacts system recoveries of Plant Products (an “Allocation Event”), then for the duration of the Allocation Event, Processor may allocate Plant Products and Residue Gas based on actual recoveries and fuels as described in this Section 2.5(b).

Exhibit I – Page 15

(i)

Processor will allocate FL&U consumed in Processor’s Facilities that handle Processable Gas to each Receipt Point based on the ratio of MMBtu of Producer’s Processable Gas received at the Receipt Point to the total MMBtus of Gas received at all applicable receipt points into Processor’s Facilities utilizing the same level of compression service; provided, however, fuel used in the treating of natural gas for the removal of non-hydrocarbon contaminants shall be allocated only to such Receipt Point(s) or receipt points which require the removal of such non-hydrocarbon contaminants in order to meet the quality specifications at the Plant Product Redelivery Points or the Redelivery Point Gas Quality Specifications. The allocation of fuel for such Receipt Point(s) or receipt points requiring removal of non-hydrocarbon contaminants will be further allocated based on such Receipt Point or receipt point volume and the percentage of non-hydrocarbon contaminants contained in each gas stream.

(ii)

For each Receipt Point, Processor will determine the quantity of Plant Products allocated to Producer by multiplying the total quantity of each Plant Product component recovered and sold from the applicable Processor’s Facilities and/or the Cryo by a fraction, the numerator of which will be the gallons of such Plant Product component contained in the Processable Gas delivered by Producer at the Receipt Point less (i) its allocated share of FL&U that is consumed upstream of the Cryo and (ii) Gas delivered to Producer at High Pressure Gas Lift Redelivery Points, and the denominator of which will be the total gallons of such Plant Product component contained in all Gas delivered to Processor from all sources connected to Processor’s Cryos, less FL&U and buyback gas, if applicable.

(iii)

The MMBtu of Residue Gas allocable to Producer shall be determined by multiplying the MMBtu of Residue Gas available from the Cryo by a fraction, the numerator of which will be the theoretical MMBtu of Residue Gas remaining from Producer’s Processable Gas at the Receipt Point less Gas delivered to Producer at High Pressure Gas Lift Redelivery Points, and the denominator of which will be the total of the theoretical MMBtu of Residue Gas remaining from all gas delivered to Processor from all sources connected to Processor’s Cryos, less buyback gas, if applicable.

(c)    Take In-Kind - Residue Gas. For each Calendar Year during the Term, Producer shall have the right to take its Residue Gas in-kind. Producer elects to take its Residue Gas in-kind at the Residue Gas Redelivery Point as of the Effective Date of this Agreement. This election shall remain in effect until Producer provides notice to Processor at least one hundred eighty (180) Days prior to beginning of the Calendar Year that Producer no longer elects to take its Residue Gas in-kind, and such election to no longer take in-kind shall continue for the remainder of the Term. For any Calendar Year the Producer elects to take its Residue Gas in-kind, Processor shall not be required to pay the Residue Gas Price. Additionally, during any such Calendar Year, the “Take In-Kind Terms” set forth in Article VIII and Exhibit E, as well as the applicable title, possession, and liability provisions of Article XIII and Article XIV shall apply.

Exhibit I – Page 16

(d)    Take In-Kind - Plant Products. For each Calendar Year during the Term, Producer shall have the right to take its Plant Products in-kind. Producer elects to take its Plant Products in-kind at the Plant Products Redelivery Point as of the Effective Date of this Agreement. This election shall remain in effect until Producer provides notice to Processor at least one hundred eighty (180) Days period to the beginning of the Calendar Year that Producer no longer elects to take its Plant Products in-kind, and such election to no longer take in-kind shall continue for the remainder of the Term. For any Calendar Year that Producer elects to take its Plant Products in-kind, Processor shall not be required to pay the Plant Products Price. Additionally, during any such Calendar Year, the “Take In-Kind Terms” set forth in Article IX and Exhibit E, as well as the applicable title, possession, and liability provisions of Article XIII and Article XIV shall apply.

Section 2.6    Modification of System Capacity. Other than during periods of emergency and/or required Maintenance, Processor shall not take, without Producer’s prior written consent, any action that could cause the Plant Capacity to be reduced below the aggregate capacity needed to satisfy all of Processor’s Firm contracts.

Section 2.7    Priority of Gas Services; Curtailment. Processor covenants that it shall not oversubscribe Processor’s Facilities or take additional production into Processor’s Facilities if, as a result, Processor is unable to perform its Service obligations under this Agreement. Processor agrees to not provide services of any kind for any Third Party Gas on a basis that has a priority higher than that to which Producer is entitled under this Agreement without Producer’s prior written consent; provided, however, that such consent shall not be unreasonably withheld if the Third Party agreement shall not be reasonably expected to impact Processor’s ability to perform its obligations to Producer under this Agreement. If for any reason, including, without limitation, Force Majeure, maintenance, or constraints at Redelivery Point(s), Processor needs to curtail receipt, processing or delivery of Gas at the Processor’s Facilities, the following procedures shall be followed:

(a)

First, Gas deliveries from all customers other than Producer and Similarly Situated Customers shall be curtailed prior to any curtailment or interruption of Producer’s Gas or Gas from Similarly Situated Customers; and

(b)

Second, if additional curtailments are required beyond Section 2.7(a) above, Processor shall notify Producer and the Similarly Situated Customers of such curtailment and require good faith estimates of expected gas volumes from Producer and Similarly Situated Customers. Processor shall then allocate the Plant Capacity at the affected Delivery Point on a pro rata basis based upon Producer’s and each Similarly Situated Customer’s respective good faith estimates for the affected point.

Section 2.8    Third Party Gas. Processor agrees that it shall not accept Third Party Gas into the Processor’s Facilities if such Third Party Gas shall cause Producer’s Gas to not meet the Redelivery Point Gas Quality Specifications.

Exhibit I – Page 17

Section 2.9    Operation and Maintenance of Processor’s Facilities. Processor shall (i) be entitled to complete operational control of the Processor’s Facilities and (ii) construct, install, own, operate, and maintain, at its sole cost, risk and expense, the facilities in accordance with all applicable laws, as a reasonably prudent operator and, to the extent reasonably possible, in a cost-efficient and effective manner for Producer. For the avoidance of doubt, Processor shall have the right to deliver Producer’s Non-Processable Gas to the Cryos as long as Processor settles Producer’s Fees and FL&U based on the Non-Processable Gas terms in this Agreement.

Section 2.10    Commingling. The Parties agree that Producer’s Gas may constitute part of the supply of Gas from multiple sources, and Processor shall have the right, subject to Processor’s obligations under this Agreement, to commingle Producer’s Gas with other Gas, to deliver Residue Gas and Plant Products containing molecules different from those received at the Delivery Points, and to handle the molecules delivered at the Delivery Points in any manner.

ARTICLE III

DELIVERY POINTS AND PRESSURE

Section 3.1    Delivery Points. The delivery points for all Producer’s Gas delivered by Producer under this Agreement shall be the location where Producer’s Gas enters the inlet flange of the Processor’s Facilities located at the points identified on Exhibit B of this Agreement (each, a “Delivery Point,” and together, the “Delivery Points”).

Section 3.2    Pressure at Delivery Points. Producer shall cause Producer’s Gas to be delivered to the Delivery Points at a pressure sufficient to enter the Processor’s facilities, provided that Processor maintains the operating pressures at not more than [***] psig at the inlet to any Central Conditioning Facilities and at all other Low Pressure Delivery Points. Processor shall maintain a minimum operating pressure at the inlet to the Cryogenic Processing Facilities and at the High Pressure Gas Lift Redelivery Points of no less than the minimum pressure for each such point as detailed on Exhibit B. Producer shall not deliver Gas at a pressure in excess of the MAOP at the Delivery Point, as such MAOP may exist from time to time. As of the Effective Date, the MAOP at each Delivery Point shall be listed on Exhibit B, and Processor shall give written notice to Producer at any time thereafter that the MAOP for any Delivery Point changes and for each additional Delivery Point when it is added.

Section 3.3    Pressure at Residue Gas Redelivery Points. If Producer elects to take its Residue Gas in-kind, Processor shall redeliver Residue Gas at a pressure sufficient to enter the receiving facilities at such Residue Gas Redelivery Point, but shall not deliver such Gas at a pressure in excess of the MAOP of such receiving facilities, as such MAOP may exist from time to time.

Section 3.4    Pressure at Plant Product Redelivery Points. If Producer elects to take its Plant Products in-kind, Processor shall redeliver Plant Products at a pressure sufficient to enter the receiving facilities at each Plant Product Redelivery Point, but shall not deliver such Plant Products at a pressure in excess of MAOP of such receiving facilities, as such MAOP may exist from time to time.

Exhibit I – Page 18

Section 3.5    Release Rights. At any time that the operating pressure at a Delivery Point is not in compliance with the required operating pressure or is in excess of the MAOP for any reason, including Force Majeure, Producer shall be entitled to an immediate temporary release from dedication and may immediately dispose of and/or deliver to any third Person any of Producer’s Gas available for delivery at such Delivery Point. In the event the operating pressure is not in compliance with the required pressure for a cumulative thirty (30) Days in any ninety (90) Day period for reasons other than Force Majeure, then upon Producer’s written notice to Processor, Processor shall have fifteen (15) Days from receipt of such notice to propose a feasible plan that shall, at Processor’s sole cost and expense, resolve the pressure issue within sixty (60) Days after proposing such plan (the “Resolution Period”) so that the pressure shall be maintained in compliance with the required pressure (including when all available Gas is delivered to the Delivery Point(s), i.e., including all of Producer’s Gas that may have been temporarily released). If (a) Processor fails to propose a resolution within the stated fifteen (15) Days, (b) the issue is not resolved after completion of Processor’s resolution, or (c) Processor does not complete its proposed resolution within the Resolution Period for any reason (but if Processor’s completion is delayed or prevented by reason of Force Majeure, the Resolution Period shall be extended by an additional 120 Days), then Producer may elect, by giving written notice to Processor, to receive a permanent release from dedication as to any affected Delivery Point(s) and the portion(s) of the Dedicated Area associated with such Delivery Point(s) (and such released portion(s) may be stated in terms of wells and/or acreage); provided, however, Producer shall not be entitled to a permanent release to the extent that (x) any Receipt Point(s) upstream of the Delivery Point are in compliance with the Required Pressure (as defined in the Gas Gathering Agreement) for such Receipt Point(s) or (y) Producer’s good-faith estimate of volumes exceeds the last 2-Year Forecast Producer delivered to Processor in accordance with Section 2.1(c). If Producer elects a permanent release and the pressure issue only affects certain, specific Delivery Point(s), Producer’s permanent release shall be limited to such affected Delivery Point(s) and the portion of the Dedicated Area connected upstream of such affected Delivery Point(s), including existing and future wells within such portion of the Dedicated Area. If Producer elects a permanent release and the pressure issue affects all Delivery Points receiving Processable Gas or all Delivery Points receiving Non-Processable Gas, the portion(s) of the Dedicated Area to be released shall be designated by Producer, acting reasonably and in good faith, provided that Producer shall provide to Processor (subject to the confidentiality and non-use restrictions set forth in this Agreement) reasonable evidence to support Producer’s determination of the portion(s) of the Dedicated Area to be released, and as long as Producer’s determination of the areas to be released is reasonably supported, such determination shall be deemed conclusive. Producer’s right to a release from dedication shall not be deemed an election of remedies, and Producer shall be entitled to any and all other remedies, including specific performance and injunctive relief (without the need to post any bond).

Exhibit I – Page 19

ARTICLE IV

GAS QUALITY

Section 4.1    Gas Quality Specifications. Processable Gas shall meet the Gas Quality Specifications set forth in Exhibit D-1. Non-Processable Gas shall meet the Gas Quality Specifications set forth in Exhibit D-2. Notwithstanding anything in this Article IV to the contrary, the Parties acknowledge that, as of the Effective Date, Processor is accepting Producer Gas from certain Sour Gas Receipt Points listed on Exhibit D-1 for Producer’s Processable Gas and Exhibit D-2 for Producer’s Non-Processable Gas that may not conform to the applicable Gas Quality Specifications, and the Parties agree that as long as (i) the concentration of the respective non-conforming Gas Quality Specification or daily delivered volume does not exceed 110% of the Baseline Conditions as stated on Exhibit D-1 for Producer’s Processable Gas and Exhibit D-2 for Producer’s Non-Processable Gas and (ii) the conditions of Section 4.2 are satisfied, Producer Gas delivered from such sources during the Term shall not be considered Off-Spec Gas.

Section 4.2    Non-Conforming Gas. If at any time (i) the weighted average by volume of Producer’s Processable Gas received at all Delivery Points fails to conform to the Gas Quality Specifications set forth in Exhibit D-1, (ii) the weighted average by volume of Producer’s Non-Processable Gas received at all Delivery Points fails to conform to the Gas Quality Specifications set forth in Exhibit D-2, or (iii) Producer’ Gas received at any Receipt Point contains more than one hundred (100) parts per million by volume of hydrogen sulfide or more than six percent (6%) carbon dioxide by volume. (in each case, “Off-Spec Gas”), then Processor shall promptly give Producer written notice of the deficiency and shall have the right to cease taking any Off-Spec Gas. In addition, Processor shall give Producer written notice (a “Near Off-Spec Notice”) if Producer’s Gas reaches eighty percent (80%) of the applicable specification for hydrogen sulfide, carbon dioxide, or nitrogen, and such Near Off-Spec Notice shall remain in effect until Producer’s Gas has not exceeded fifty percent (50%) of the applicable specification for hydrogen sulfide, carbon dioxide, and nitrogen for five (5) consecutive Days; provided, that if the circumstances giving rise to a Near Off-Spec Notice last for more than one Month, Processor shall provide an updated Near Off-Spec Notice for each Month that the situation continues.

Section 4.3    Reimbursement for Costs and Expenses. Producer shall reimburse Processor for actual, reasonable costs and expenses directly resulting from damage to (i) the Processor’s Facilities, (ii) other customers’ Gas, and (iii) all third parties located downstream of Processor’s Facilities, to the extent such damage is directly caused by the delivery to the Processor’s Facilities of Producer’s Gas that is Off-Spec Gas, except when Processor knowingly accepts such Off-Spec Gas into the Processor’s Facilities. Notwithstanding the above or anything else in this Agreement, Producer’s responsibility under this Section 4.3 shall be for actual, direct damages only, and in no event shall this Section 4.3 require Producer to pay or in any way be responsible for the Consequential Damages of any Person.

Exhibit I – Page 20

ARTICLE V

MEASUREMENT

Section 5.1    Equipment and Specifications. Producer’s Gas delivered to the Processor’s Facilities shall be measured by Processor at each Receipt Point, each Delivery Point, each High Pressure Gas Lift Redelivery Point, and any point on the gathering system upstream of Processor’s Facilities where buyback gas is redelivered to Producer, and the Residue Gas and Plant Products shall be measured at the meter(s) at the applicable Redelivery Point(s). The meters and appurtenant facilities shall be installed, operated, and maintained by Processor in accurate working order and condition, in accordance with the requirements set forth in this Article V, with good and workmanlike standards generally practiced by reasonably prudent gas processing operators, and in accordance with all laws.

Section 5.2    Gas Meter Standards. Orifice meters installed in such measuring stations for Gas shall be constructed and operated in accordance with ANSI/API 2530 API 14.3, AGA Report No. 3, Orifice Metering of Natural Gas and Other Related Hydrocarbon Fluids (including as it may be revised from time to time) and shall include the use of flange connections and, where necessary, straightening vanes, flow conditioners and/or pulsation dampening equipment. Ultrasonic meters or Coriolis meters installed in such measuring stations shall be constructed and operated in accordance with AGA Report No. 9, Measurement of Gas by Ultrasonic Meters, First Edition, and AGA Report No. 11, Measurement of Natural Gas by Coriolis Meter, respectively; and any subsequent modification and amendment thereof generally accepted within the Gas industry. Electronic flow computers shall be used and the Gas shall have its volume, mass, and/or heat content computed in accordance with the applicable AGA standards including, but not limited to, AGA Report Nos. 3, 5, 6, 7, 8 and API 21.1 “Flow Measurement Using Electronic Metering Systems” and any subsequent modifications and amendments thereof generally accepted within the Gas industry. When Gas chromatographs are used they shall be installed, operated, maintained, and verified according to industry standards (GPA 2261, GPA 2145, GPA 2172, and GPA 2177).

Section 5.3    Notice of Measurement Equipment Inspection and Calibration. Each Party shall give seventy-two (72) hours’ notice to the other Party in order that the other Party may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating, or adjusting of measuring equipment used in measuring or checking the measurement of receipts or deliveries of Gas under this Agreement. The official electronic data from such measuring equipment shall remain the property of the measuring equipment owner, but copies of such records shall, upon written request, be submitted, together with calculations and flow computer configurations therefrom, to the requesting Party for inspection and verification.

Section 5.4    Measurement Accuracy Verification. Each Party shall verify the accuracy of all transmitters, flow computers, and other equipment used in the measurement of the Gas hereunder at intervals not to exceed one hundred eighty (180) Days and cause such equipment to be adjusted or calibrated as necessary. Testing frequency shall be based upon each Delivery Point flow rate (Mcf/Day). Any flow rate at a Delivery Point that is: (x) greater than 1,000 Mcf/Day shall be tested Monthly, (y) between 101 and 1,000 Mcf/Day shall be tested quarterly, and (z) less than 100 Mcf/Day shall be tested semi-annually. Neither Party shall be required to cause adjustment or calibration of such equipment more frequently than once every Month, unless a special test is requested pursuant to Section 5.5. If, upon testing, (i) no adjustment or calibration error is found that results in an incremental adjustment to the calculated flow rate through each meter run in excess of two percent (2%) of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator) or (ii) any quantity

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error is not greater than two hundred fifty (250) Mcf per Month, then any previous recordings of such equipment shall be considered accurate in computing deliveries but such equipment shall be adjusted or calibrated at once. If, during any test of the measuring equipment, an adjustment or calibration error is found that results in (i) an incremental adjustment to the calculated flow rate through each meter run in excess of two percent (2%) of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator) and (ii) a quantity error greater than two hundred fifty (250) Mcf per Month (“Material Measurement Error”), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by the Parties) and the total flow for such period shall be determined in accordance with the provisions of Section 5.6. If the period of error condition cannot be determined or agreed upon between the Parties, such correction shall be for a period extending over the last one half (1/2) of the time elapsed since the date of the last test.

Section 5.5    Special Tests. In the event a Party desires a special test (a test not scheduled by a Party under the provisions of Section 5.4) of any measuring equipment, seventy-two (72) hours’ advance notice shall be given to the other Party and, after providing such notice, such test shall be promptly performed. If no Material Measurement Error is found, the Party requesting the test shall pay the costs of such special test including any labor and transportation costs pertaining thereto. If a Material Measurement Error is determined to exist, the Party responsible for such measurement shall pay such costs and perform any corrections required under Section 5.4.

Section 5.6    Metered Flow Rates in Error. If, for any reason, any measurement equipment is (i) out of adjustment, (ii) out of service, or (iii) out of repair, and, in each case, a Material Measurement Error exists as a result thereof, the total quantity of Gas delivered shall be determined in accordance with the first of the following methods which is feasible:

(a)    by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 5.4);

(b)    where multiple meter runs exist in series, by calculation using the registration of such meter run equipment; provided that they are measuring Gas from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators, and are accurately registering; or

(c)    by estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.

Section 5.7    Record Retention. Processor shall retain and preserve all test data, charts, and similar records for any Calendar Year for a period of at least sixty (60) Months, unless any applicable Law requires a longer time period or Processor has received written notification of a dispute involving such records, in which case all records shall be retained until the related issue is resolved.

Exhibit I – Page 22

Section 5.8    Correction Factors for Volume Measurement. The computations of the volumes of Gas measured shall be made as follows:

(a)    The hourly orifice coefficient for each meter shall be calculated at the base pressure of fourteen and sixty-five hundredths (14.65) psia and the base temperature of sixty (60) degrees Fahrenheit. All Gas volume measurements shall be based on a local atmospheric pressure assumed to be thirteen and seven-tenths (13.7) psia.

(b)    The flowing temperature of the Gas shall be continuously measured. In the case of electronic metering, such temperature measurement shall be used as continuous input to the flow computer for calculation of Gas volume, mass and/or energy content in accordance with the applicable AGA or API 21.1 standards including, but not limited to, AGA Report Nos. 3, 5, 6, 7 and 8 and any subsequent modification and amendments thereof generally accepted within the Gas industry.

(c)    Measurements of inside diameters of pipe runs and orifices shall be obtained by means of a micrometer to the nearest one-thousandth of an inch, and such measurements shall be used in computations of coefficients.

(d)    In determining the volume of Gas, when electronic transducers and flow computers are used, the Gas shall have its volume, mass and/or energy content continuously integrated in accordance with the applicable AGA standards including, but not limited to, AGA report Nos. 3, 5, 6, 7 and 8 and any subsequent modification and amendments thereof generally accepted within the Gas industry.

(e)    In calculating the volume of Gas, deviation from Boyle’s Law at the pressure, specific gravity, and temperature for each measurement shall be determined by use of AGA Report No. 8, Compressibility Factors for Natural Gas and Other Related Hydrocarbon Gases, published by the AGA in conjunction with Gas Measurement Committee Report No. 3 and amendments thereto generally accepted within the Gas industry.

(f)    Whenever the conditions of pressure and temperature differ from the standards described herein, conversion of the volume from these conditions to the standard conditions shall be made in accordance with the Ideal Gas Laws, corrected for deviation by the methods set forth in the AGA Gas Measurement Committee Report No. 3, as said report may be amended from time to time.

Section 5.9    Exception to Gas Measurement Basis. If at any time the basis of measurement set out in this Agreement should conflict with any Law, then the basis of measurement provided for in such Law shall govern measurements hereunder.

Section 5.10    Gas Sampling. Receipt Point meters downstream of new wells or wells that have been changed due to a workover or other well bore alteration that could alter the Gas composition shall be sampled Monthly until the analyses demonstrate reasonable consistency. After such time, said meters shall then be sampled at the stated calibration frequency. Processor shall install and maintain a Gas composite sampler at each of the Receipt Points.

(a)    Receipt Points and Delivery Points. The composition, specific gravity and Gross Heating Value of Producer’s Gas shall be determined by the measuring party taking a sample at the same frequency as the meter calibration test. The sample shall be acquired through an on-line chromatograph or a composite sampler. The analytical results shall be applied at the beginning of the Month the sample is taken until a subsequent representative sample is applied.

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(b)    Residue Gas Redelivery Points. The composition, specific gravity, and Gross Heating Value of Producer’s Residue Gas shall be determined by the measuring party taking a sample at the same frequency as the meter calibration test. The sample shall be acquired through either an on-line Gas chromatograph or a composite sampler. The analytical results shall be applied at the beginning of the Month the sample is taken until a subsequent representative sample is applied.

(c)    The specific gravity of Gas at all applicable measurement points shall be determined by a Gas chromatographic component analysis to the nearest one thousandth (0.001) of the samples of the Gas taken for test purposes as provided above, or by such other method as shall be mutually agreed upon.

(d)    The Gross Heating Value shall be measured by Gas chromatographic analysis or component analysis of the samples of the Gas taken for test purposes as provided above, or by such other method as shall be mutually agreed upon.

(e)    The Gas received by Processor at Delivery Points other than those at the inlet of a Cryogenic Processing Facility shall be deemed as saturated with water and the Gas shall be measured and settled as saturated at base pressure and base temperature.

Section 5.11    Modifications to Measurement Procedures. In the event the measurement procedures herein cease to be reflective of actual operations or become inequitable in any respect, such measurement procedures shall be modified to reflect actual operations and to remove such inequities, as long as such modified measurement procedures are consistently applied to Producer and all other customers at the Processor’s Facilities.

ARTICLE VI

FEES, FUEL, AND CONSIDERATION

Section 6.1    Fees.

(a)

Non-Processable Gas. Producer shall pay to Processor the applicable Central Conditioning Fee, set forth in Exhibit C, for all Producer’s Non-Processable Gas measured at all low pressure Receipt Points, less Non-Processable Gas redelivered to Producer upstream of the low pressure Delivery Points and at the High Pressure Gas Lift Redelivery Points.

(b)	Processable Gas. Producer shall pay to Processor the applicable Cryogenic Processing Fee, set forth in Exhibit C, on the Plant Inlet Volume.

(c)

Gas Lift Fee. During the Gas Lift Redelivery Period, Producer shall pay to Processor the Gas Lift Fee for all of Producer’s Gas redelivered to Producer at the High Pressure Gas Lift Redelivery Point(s).

Exhibit I – Page 24

(d)

Treating Fee. During any Month that the weighted average by volume of Producer’s Processable Gas received at all Delivery Points exceeds 4ppm for hydrogen sulfide, then Producer shall pay to Processor the applicable Treating Fee set forth in Exhibit C for volumes at any Receipt Point that exceed 4ppm for hydrogen sulfide. Similarly, during any Month that the weighted average by volume of Producer’s Processable Gas received at all Delivery Points exceeds the Gas Quality Specification set forth in Exhibit D-1 for carbon dioxide, then Producer shall pay to Processor the applicable Treating Fee set forth in Exhibit C for volumes at any Receipt Point that exceed the Gas Quality Specifications set forth in Exhibit D-1 for carbon dioxide. Notwithstanding the foregoing, Producer shall not be required to pay more than one Treating Fee for Producer’s Processable Gas at a Receipt Point, and if Producer’s Processable Gas at any Receipt Point both exceeds 4ppm for hydrogen sulfide and does not meet the Gas Quality Specifications as set forth in Exhibit D-1 for carbon dioxide, only the Treating Fee which calculates to the largest resultant fee per Mcf for such Receipt Point shall apply.

Section 6.2    FL&U. For Services provided at the Central Conditioning Facility or Cryogenic Processing Facility to which Producer’s Gas is delivered, Producer shall bear responsibility for the Non-Processable Gas FL&U and the Processable Gas FL&U, whichever is applicable to the Receipt Point.

Section 6.3    Fee Adjustment. On July 1st of each year, all Fees shall each be automatically adjusted upward or downward by the percentage change in the Chained Consumer Price Index for All Urban Consumers, all items less food and energy, as and when published and considered final by the U.S. Department of Labor Bureau of Labor Statistics calculated for the twelve (12) Months immediately preceding the date of escalation; provided, however, no Fee shall ever be adjusted below its original amount as of the Effective Date; and, provided, further, that the amount of adjustment for each year shall not exceed [***] percent ([***]%) per annum.

ARTICLE VII

PRICE AND ALLOCATIONS

Section 7.1    Residue Gas and Plant Products Purchases. Except to the extent that Producer has elected to take its Residue Gas and/or its Plant Products in-kind pursuant to Sections 2.5(b) and 2.5(c), as full consideration for Producer’s Residue Gas and Producer’s Plant Products attributable to Producer’s Gas and all its components delivered to Processor each month at the Delivery Points, Processer shall pay Producer: (i) the Residue Gas Price for each MMBtu of Producer’s Residue Gas and (ii) the Plant Products Price for each gallon of each component contained in Producer’s Plant Products. No separate payment is due under this Agreement for helium, sulfur, CO2, or other non-hydrocarbons.

Section 7.2    Allocation of Residue Gas and Plant Products. Processor shall determine, on a Monthly basis, the Residue Gas and Plant Products attributable to Producer’s Gas using the allocation methodologies set forth in Exhibit F. From time to time Processor may make changes and adjustments in its allocation methods to improve accuracy, provided that Processor provides written notice, evidencing the reasons for the necessary changes and adjustments, to Producer prior to making such changes or adjustments.

Exhibit I – Page 25

ARTICLE VIII

RESIDUE GAS REDELIVERY PROCEDURES

Section 8.1    Procedure for Residue Gas Disposition. When Producer has elected to take its Residue Gas in-kind, Processor shall return to Producer, or for Producer’s account, Producer’s Residue Gas at the Residue Gas Redelivery Points.

Section 8.2    Disposition of Producer’s Residue Gas. Producer shall arrange for the disposition and sale of Producer’s Residue Gas actually delivered to Producer or for Producer’s account. If Producer fails to provide for the disposition and sale of that Residue Gas (i.e., Producer fails to nominate on a downstream pipeline), Processor shall, in a commercially reasonable manner, arrange for disposition and sale of that Residue Gas and shall remit the net proceeds to Producer after deductions for all reasonable transportation charges, a marketing fee of $0.05 per MMBtu, and other actual, reasonable costs associated with the disposition and sale of Producer’s Residue Gas. Processor’s remittance of such net proceeds to Producer shall include the gross sales proceeds at which such Residue Gas was sold and reasonably detailed documentation of all such costs and charges deducted from such gross sales proceeds.

Section 8.3    Quality. The Residue Gas delivered by Processor from the Processor’s Facilities to Producer or for Producer’s account at the Residue Gas Redelivery Point(s) must meet all quality specifications of the Producer’s designated receiving pipeline(s), as such quality specifications are in effect as of the Effective Date, and if at any time after the Effective Date the applicable receiving pipeline changes its quality specifications to be more stringent, Processor shall have the right to make corresponding revisions to the quality specifications set forth in Exhibit D in amounts consistent with the receiving pipeline’s changes. Any Residue Gas redelivered by Processor which does not conform with all of the aforesaid quality requirements is referred to herein as “Non-Conforming Residue Gas”. Processor shall reimburse Producer for any and all actual, reasonable costs and expenses directly resulting from damage to Producer and all third parties located downstream of Processor’s facilities to the extent such damage is directly caused by the redelivery to the Producer or for Producer’s account of Non-Conforming Residue Gas. Notwithstanding the above or anything else in this Agreement, Processor’s responsibility under this Section 8.3 shall be for actual, direct damages only, and in no event shall this Section 8.3 require Processor to pay or in any way be responsible for the Consequential Damages of any Person. Except for Processor’s rights to make adjustments to the quality specifications in Exhibit D, the terms of this Section 8.3 shall not apply to the extent that Producer’s Gas delivered to Processor was Off-Spec Gas that Processor did not knowingly accept and such Off-Spec Gas caused the Residue Gas to be Non-Conforming Residue Gas.

Exhibit I – Page 26

ARTICLE IX

PLANT PRODUCTS REDELIVERY PROCEDURES

Section 9.1    Procedure for Plant Product Disposition. When Producer has elected to take its Plant Products in-kind, Processor shall return to Producer, or for Producer’s account, Producer’s Plant Products at the Plant Products Redelivery Points in the form of raw mix of natural gas liquids.

Section 9.2    Disposition of Producer’s Plant Products. Producer shall arrange for the disposition and sale of its share of Plant Products actually delivered to Producer or for Producer’s account. If Producer fails to provide for the disposition and sale of its share of Plant Products actually delivered to it, Processor may arrange for disposition and sale of those Plant Products and Processor shall remit the net proceeds to Producer after deductions for all actual, reasonable transportation and fractionation charges, a marketing fee of $0.005 per Gallon, and other actual, reasonable costs associated with the disposition and sale of such Plant Products. Processor’s remittance of such net proceeds to Producer shall include the price at which each Plant Product was sold and reasonably detailed documentation of all such costs and charges deducted from such sale price.

Section 9.3    Quality. The Plant Products delivered by Processor to Producer or for Producer’s account at the Plant Products Redelivery Points must meet all quality requirements of the Producer’s designated receiving pipeline(s), as such quality specifications are in effect as of the Effective Date, and if at any time after the Effective Date the applicable receiving transporter changes its quality specifications to be more stringent, Processor shall have the right to make corresponding revisions to the quality specifications set forth in Exhibit D in amounts consistent with the receiving transporter’s changes. Any Plant Products redelivered by Processor which do not conform with all of the aforesaid quality requirements is referred to herein as “Non-Conforming Plant Products”. Processor shall reimburse Producer for any and all actual, reasonable costs and expenses directly resulting from damage to Producer and all third parties located downstream of Processor’s Facilities to the extent such damage is directly caused by the redelivery to the Producer or for Producer’s account of Non-Conforming Plant Products. Notwithstanding the above or anything else in this Agreement, Processor’s responsibility under this Section 9.3 shall be for actual, direct damages only, and in no event shall this Section 9.3 require Processor to pay or in any way be responsible for the Consequential Damages of any Person. Except for Processor’s rights to make adjustments to the quality specifications in Exhibit D, the terms of this Section 9.3 shall not apply to the extent that Producer’s Gas delivered to Processor was Off-Spec Gas that Processor did not knowingly accept and such Off-Spec Gas caused the Plant Products to be Non-Conforming Plant Products.

ARTICLE X

PAYMENTS

Section 10.1    Payments and Invoices. Processor shall provide Producer with a detailed statement and supporting documentation for the net amount of all consideration due from Producer to Processor under the terms of this Agreement (net of any amounts due from Processor to Producer under this Agreement), not later than the last Day of the Month immediately following the Month

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for which the consideration is due (such statement, the “Monthly Statement”). Not later than thirty (30) Days following Producer’s receipt of a Monthly Statement, Producer shall pay to Processor all net amounts due and owing from Producer to Processor under the Monthly Statement. If a good faith dispute arises as to a Monthly Statement, Producer shall provide Processor a written notice of dispute on or before the date payment is due for same, setting forth, in reasonable detail, the grounds for such dispute. Notwithstanding the delivery of a dispute notice, Producer shall pay to Processor the undisputed portions of each Monthly Statement in accordance with the terms of this Agreement. Any amounts owing by Processor to Producer shall be paid simultaneously with delivery of the Monthly Statement. Payments to either Party shall be according to the applicable payment instructions set forth in Article XVI. If any payment due date falls on a non-Business Day, the payment shall be due on the first Business Day thereafter.

Section 10.2    Netting, Offset of Amounts Due. Either Party shall have the right to offset any undisputed amounts due by it under this Agreement against any undisputed amounts due to it under this Agreement and pay the net amount due to the other Party.

Section 10.3    Interest on Late Payments. In the event either Party fails to make timely payment of any amount when due under this Agreement (including any disputed amount which is later found to have been correct when payment was first requested), interest shall accrue, from the date payment was due until the date payment is made, at an annual rate equal to the lower of: (a) the prime rate as published in the “Money Rates” section of The Wall Street Journal, plus two percent (2%), or (b) the maximum rate of interest allowed under applicable Laws.

ARTICLE XI

AUDIT RIGHTS

Section 11.1     Audit Rights.

(a)    Each Party shall have the right, at its own expense, upon thirty (30) Days’ written notice and during reasonable working hours to perform an audit of the other Party’s books and records (“Audit”). The Audit provides the Parties the right to obtain access to and copies of the relevant portion of the books and records which includes, but is not limited to, financial information, reports, charts, calculations, measurement data, allocation support, third-party support, telephone recordings, and electronic communications of the other Party to the extent reasonably necessary to verify performance under the terms and conditions of this Agreement including the accuracy of any statement, allocation, charge, payment calculation or determination made pursuant to the provisions contained herein for any Calendar Year within the twenty-four (24) Month period next following the end of such Calendar Year. The Party subject to the Audit shall respond to all exceptions and claims of discrepancies within ninety (90) Days of receipt thereof.

(b)    Either Party has the right to Audit any agents of the other Party or any third Person performing services related to this Agreement. Either Party shall have the right to make and retain copies of the books and records to the extent necessary to support the audit work papers and claims resulting from the Audit. Additionally, the Parties reserve the right to perform site inspections or carry out field visits of the assets and related measurement being audited.

Exhibit I – Page 28

(c)    The accuracy of any statement, allocation, charge, payment calculation, or determination made pursuant to the provisions of the Agreement shall be conclusively presumed to be correct after the twenty-four (24) Month period next following the end of the Calendar Year in which the statement, allocation, charge, payment calculation, or determination was generated or prepared, if not challenged (claimed) in writing prior thereto. For the avoidance of doubt, all claims shall be deemed waived unless they are made in writing within the twenty-four (24) Month period next following the end of the Calendar Year in which the statement, allocation, charge, payment calculation, or determination was generated or prepared.

ARTICLE XII

FORCE MAJEURE

Section 12.1    Suspension of Obligations. In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to indemnify, to make payments due hereunder, and/or to allocate Plant Products and Residue Gas based on the fixed recovery percentages set forth in Section 2.5(a) and FL&U based on the fixed percentages set forth in Exhibit C, and such Party gives notice and reasonably full particulars of such Force Majeure in writing to the other Party promptly after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as possible be remedied with all reasonable dispatch by the Party claiming Force Majeure. A Force Majeure event affecting the performance of a Party shall not relieve it of liability in the event of its gross negligence, where such gross negligence was the cause of, or a contributing factor in causing, the Force Majeure event, or in the event of its failure to use commercially reasonable efforts to remedy the situation and remove the cause with all reasonable dispatch. Additionally, it is specifically understood that a Force Majeure shall in no way terminate each Party’s obligation to balance those volumes of Gas received and delivered hereunder.

Section 12.2    Definition of Force Majeure. “Force Majeure” shall mean any cause or causes not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including, without limitation, any of the following that meets the foregoing criteria: acts of God, acts and/or delays in action of any Governmental Authority, strikes, lockouts, work stoppages or other industrial disturbances, acts of a public enemy, sabotage, wars, blockades, insurrections, riots, acts of terror, epidemics, pandemics, public health crises, landslides, lightning, earthquakes, fires, storms, storm warnings, floods, washouts, extreme cold or freezing weather, arrests and restraints of governments and people, civil or criminal disturbances, explosions, mechanical failures, breakage or accident to equipment installations, machinery, compressors, or lines of pipe and associated repairs, freezing of wells or lines of pipe, partial or entire failure of wells, pipes, facilities, or equipment, electric power unavailability or shortages, failure of third party pipelines, gatherers, or processors to deliver, receive, or transport Gas, and, in those instances where a Party is required to secure permits from any Governmental Authority to enable such Party to fulfill its obligations under this Agreement, the inability of such Party, at reasonable costs and after the exercise of all reasonable diligence, to acquire such permits. It is understood and agreed that the settlement of

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strikes or lockouts shall be entirely within the discretion of the Party having the difficulty and that the above requirement that a Force Majeure be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of Persons striking when such course is inadvisable in the sole discretion of the Party having the difficulty.

ARTICLE XIII

INDEMNIFICATION

Section 13.1    Definitions. The following terms are defined as follows.

(a)

“Processor Indemnified Parties” means Processor and its Affiliates, and its and their respective shareholders, stockholders, members, partners, officers, directors, employees, contractors, subcontractors and agents.

(b)

“Producer Indemnified Parties” means Producer and its Affiliates, and its and their respective shareholders, stockholders, members, partners, officers, directors, employees, contractors, subcontractors and agents.

Section 13.2    PRODUCER’S CONTROL AND LIABILITY. AS BETWEEN PRODUCER AND PROCESSOR UNDER THIS AGREEMENT, PRODUCER SHALL BE DEEMED IN CONTROL AND POSSESSION OF: (I) PRODUCER’S GAS BEFORE SUCH GAS IS DELIVERED TO PROCESSOR AT THE DELIVERY POINT, (II) WHEN PRODUCER HAS ELECTED TO TAKE ITS RESIDUE GAS IN-KIND, PRODUCER’S RESIDUE GAS AFTER SUCH RESIDUE GAS IS REDELIVERED TO PRODUCER AT THE RESIDUE GAS REDELIVERY POINT, AND (III) WHEN PRODUCER HAS ELECTED TO TAKE ITS PLANT PRODUCTS IN-KIND, PRODUCER’S PLANT PRODUCTS AFTER SUCH PLANT PRODUCTS HAVE BEEN DELIVERED TO THE PLANT PRODUCTS REDELIVERY POINT. WHEN PRODUCER’S GAS, RESIDUE GAS, OR PLANT PRODUCTS ARE IN THE CONTROL AND POSSESSION OF PRODUCER AS DESCRIBED ABOVE, PRODUCER SHALL BE RESPONSIBLE FOR AND SHALL INDEMNIFY, HOLD HARMLESS, DEFEND, AND RELEASE PROCESSOR INDEMNIFIED PARTIES FROM ANY ACTUAL LOSS OR DAMAGE OR ACTUAL INJURY CAUSED BY PRODUCER’S GAS, RESIDUE GAS, OR PLANT PRODUCTS WHILE IN A PRODUCER INDEMNIFIED PARTY’S CONTROL AND POSSESSION EXCEPT TO THE EXTENT CAUSED BY THE BREACH OF THIS AGREEMENT BY PROCESSOR OR THE NEGLIGENCE, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR OTHER FAULT OF ANY OF THE PROCESSOR INDEMNIFIED PARTIES OR EXCEPT TO THE EXTENT COVERED BY SECTION 13.4. PRODUCER’S INDEMNIFICATION, HOLD HARMLESS, DEFENSE, AND RELEASE OBLIGATIONS UNDER THIS SECTION 13.2 SHALL BE SUBJECT TO THE LIMITATION OF DAMAGES AND THE WAIVER OF REMEDIES IN ARTICLE XIX.

Section 13.3    PROCESSOR’S CONTROL AND LIABILITY. AS BETWEEN PRODUCER AND PROCESSOR UNDER THIS AGREEMENT, PROCESSOR SHALL BE DEEMED IN CONTROL AND POSSESSION OF: (I) PRODUCER’S GAS AFTER SUCH GAS IS DELIVERED TO PROCESSOR AT THE DELIVERY POINT, (II) PRODUCER’S RESIDUE GAS UNLESS AND UNTIL SUCH RESIDUE GAS HAS BEEN REDELIVERED TO

Exhibit I – Page 30

PRODUCER AT THE RESIDUE GAS REDELIVERY POINT, AND (III) PRODUCER’S PLANT PRODUCTS UNLESS AND UNTIL SUCH PLANT PRODUCTS HAVE BEEN REDELIVERED TO PRODUCER AT THE PLANT PRODUCTS REDELIVERY POINT. WHEN PRODUCER’S GAS, RESIDUE GAS, OR PLANT PRODUCTS ARE IN THE CONTROL AND POSSESSION OF PROCESSOR AS DESCRIBED HEREIN, PROCESSOR SHALL BE RESPONSIBLE FOR AND SHALL INDEMNIFY, HOLD HARMLESS, DEFEND, AND RELEASE PRODUCER INDEMNIFIED PARTIES FROM ANY ACTUAL LOSS OR DAMAGE OR ACTUAL INJURY CAUSED BY PRODUCER’S GAS, RESIDUE GAS, OR PLANT PRODUCTS WHILE IN A PROCESSOR INDEMNIFIED PARTY’S CONTROL AND POSSESSION, EXCEPT TO THE EXTENT CAUSED BY THE BREACH OF THIS AGREEMENT BY PRODUCER OR THE NEGLIGENCE, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR OTHER FAULT OF ANY OF THE PRODUCER INDEMNIFIED PARTIES OR EXCEPT TO THE EXTENT COVERED BY SECTION 13.4. PROCESSOR’S INDEMNIFICATION, HOLD HARMLESS, DEFENSE, AND RELEASE OBLIGATIONS UNDER THIS SECTION 13.3 SHALL BE SUBJECT TO THE LIMITATION OF DAMAGES AND THE WAIVER OF REMEDIES IN ARTICLE XIX.

Section 13.4    Personal Injury Claims of Producer Indemnified Parties and Processor Indemnified Parties. PRODUCER SHALL BE RESPONSIBLE FOR, AND SHALL INDEMNIFY, HOLD HARMLESS, DEFEND, AND RELEASE PROCESSOR INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS OR LOSSES FOR OR RESULTING FROM ANY BODILY INJURY, DEATH, OR ILLNESS SUFFERED BY ANY OF THE PRODUCER INDEMNIFIED PARTIES ARISING OUT OF OR RELATING TO THE PARTIES’ ACTIVITIES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH INJURY IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH PROCESSOR INDEMNIFIED PARTIES. PROCESSOR SHALL BE RESPONSIBLE FOR, AND SHALL INDEMNIFY, HOLD HARMLESS, DEFEND, AND RELEASE PRODUCER INDEMNIFIED PARTIES FROM ANY AND ALL CLAIMS OR LOSSES FOR OR RESULTING FROM ANY BODILY INJURY, DEATH, OR ILLNESS SUFFERED BY ANY OF THE PROCESSOR INDEMNIFIED PARTIES ARISING OUT OF OR RELATING TO THE PARTIES’ ACTIVITIES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH INJURY IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH PRODUCER INDEMNIFIED PARTIES.

Section 13.5    Insurance. In support of the liability and indemnity obligations assumed by the Parties in this Agreement, each Party agrees to obtain and maintain, at its own expense, insurance coverages in the types and amounts which are comparable with its peers and that is generally carried by companies performing the same or similar activities as the Parties in this Agreement. In addition, each Party shall comply with all statutory insurance requirements determined by governmental laws and regulations, as applicable. To the extent of the Parties’ indemnity obligations or liabilities assumed under this Agreement, (i) each Party’s insurance coverage shall be primary to and shall receive no contribution from any insurance maintained by the Indemnified Parties, and (ii) any insurance of each Party shall waive rights of subrogation against the Indemnified Parties and include the Indemnified Parties as additional insured under any applicable coverages. Failure to obtain adequate insurance coverage shall in no way relieve or limit any indemnity or liability of either Party under this Agreement.

Exhibit I – Page 31

ARTICLE XIV

TITLE

Section 14.1    Producer’s Warranty. Producer warrants that it owns, or has the right to deliver, Producer’s Gas to the Delivery Points for the purposes of this Agreement, free and clear of all liens, encumbrances, and adverse claims. If the title to Producer’s Gas delivered hereunder is disputed or is involved in any legal action in any material respect, Processor shall have the right to withhold payment (without interest), or cease receiving such Gas, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute or until Producer furnishes, or causes to be furnished, indemnification to save Processor harmless from all Claims or Losses arising out of the dispute or action, with surety reasonably acceptable to Processor. Subject to Sections 19.9 and 19.10, Producer agrees to indemnify the Processor Indemnified Parties from and against all Claims or Losses suffered by the Processor Indemnified Parties, to the extent such Claims or Losses arise out of a breach of the foregoing warranty.

Section 14.2    Processor’s Warranty. Processor warrants that it has the right to accept Gas at the Delivery Points and to deliver the Residue Gas to the Residue Gas Redelivery Points and the Plant Products to the Plant Products Redelivery Points free and clear of all liens, encumbrances, and adverse claims. If the Processor’s Facilities are involved in any legal action in any material respect, Producer shall have the right to withhold payment (without interest), or cease delivering Gas, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until Processor furnishes, or causes to be furnished, indemnification to save Producer harmless from all Claims or Losses arising out of the dispute or action, with surety reasonably acceptable to Producer. Subject to Sections 19.9 and 19.10, Processor agrees to indemnify the Producer Indemnified Parties from and against all Claims or Losses suffered by the Producer Indemnified Parties, to the extent such Claims or Losses arise out of a breach of the foregoing warranty.

Section 14.3    Title. Title to all Residue Gas and/or Plant Products that Producer takes in-kind in accordance with Section 2.5 shall remain with Producer. Except to the extent that Producer takes any Residue Gas and/or Plant Products in-kind in accordance with Section 2.5, title to Producer’s Gas (including Residue Gas, Plant Products, and Inert Constituents contained in Producer’s Gas) delivered to Processor under this Agreement shall pass to Processor at the tailgate of the Processor’s Facilities, and Producer conveys Producer’s Gas (and the Residue Gas, Plant Products, and Inert Constituents in the Producer’s Gas) to Processor, free and clear of any claims, liens or encumbrances of any nature.

ARTICLE XV

ROYALTY AND TAXES

Section 15.1    Proceeds of Production. Producer shall have the sole and exclusive obligation and liability for the payment of all Persons due any proceeds derived by Producer from Producer’s Gas (including all constituents and products thereof) delivered under this Agreement, including, without limitation, royalties, overriding royalties, and similar interests, in accordance with the provisions of the leases or agreements creating those rights to such proceeds.

Exhibit I – Page 32

Section 15.2    Producer’s Taxes. Producer shall pay and be responsible for all gross production and severance Taxes levied against or with respect to Producer’s Gas delivered under this Agreement, all ad valorem Taxes levied against the property of Producer, all income, excess profits, and other Taxes measured by the income or capital of Producer, and all payroll Taxes related to employees of Producer.

Section 15.3    Processor’s Taxes. Processor shall pay and be responsible for all Taxes levied with respect to the providing of Services under this Agreement, all ad valorem Taxes levied against the property of Processor, all income, excess profits, and other Taxes measured by the income or capital of Processor, and all payroll Taxes related to employees of Processor.

Section 15.4    Severance Tax Reimbursement. Producer and Processor agree that the price paid by Processor for Residue Gas and associated Plant Products purchased hereunder is inclusive of all severance tax reimbursements which are levied on the production of such Residue Gas and Plant Products and which are measured by the quantity of Residue Gas and Plant Products or by the revenues received by Producer for the sale of such Residue Gas and Plant Products.

ARTICLE XVI

NOTICE AND PAYMENT INSTRUCTIONS

Except as specifically provided elsewhere in this Agreement, any notice or other communication provided for in this Agreement shall be in writing and shall be given (i) by depositing in the United States mail, postage paid and certified with return receipt requested, (ii) by depositing with a reputable overnight courier, (iii) by delivering to the recipient in person by courier, or (iv) by facsimile or email transmission, in each of the foregoing cases addressed to the applicable Party as set forth below, and payments required under this Agreement shall be made to the applicable Party according to the payment instructions set forth below. A Party may at any time designate a different address or payment instructions by giving written notice to the other Party. Notices, invoices, allocation statements, claims, or other communications shall be deemed received when delivered to the addressee in person, or by courier, or transmitted by facsimile transmission or email during normal business hours, or upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the United States mail, as the case may be.

NOTICES:

Producer	Processor
Altus Midstream Processing LP

PAYMENT INSTRUCTIONS:

Exhibit I – Page 33

Producer	Processor
Bank:
ABA:

Acct:

ARTICLE XVII

DISPUTE RESOLUTION

Section 17.1    Negotiation. Prior to submitting any dispute for resolution by a court, a Party shall provide written notice of such dispute to the other Party. If the Parties fail to resolve the dispute within fifteen (15) Business Days after such notice is given, the Parties shall seek to resolve the dispute by negotiation between senior management personnel of each Party. Such personnel shall endeavor to meet and attempt to amicably resolve the dispute. If the Parties are unable to resolve the dispute for any reason within thirty (30) Business Days after the original notice of dispute was given, then either Party shall be entitled to pursue any available remedies; provided, however, this Section 17.1 shall not limit a Party’s right to initiate litigation prior to the expiration of the time periods set forth in this Section 17.1 if application of such limitations would prevent a Party from filing a Claim within the applicable period for filing lawsuits (e.g. statutes of limitation, prescription, etc.) or would otherwise prejudice or harm a Party.

Section 17.2    Jurisdiction and Venue.

(a)    Each Party agrees that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Tarrant County, Texas, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

(b)    Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection (including, without limitation, the defense of inconvenient forum) which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any court referred to in paragraph (a) above.

ARTICLE XVIII

TERM

Section 18.1    Primary Term; Producer’s Right to Extension. This Agreement is effective as of the Effective Date and shall continue in full force and effect until March 31, 2032 (the “Primary Term”); provided that Producer shall have two (2) successive options to extend the Primary Term by five (5) Years each. Each five (5)-Year Primary Term extension shall occur automatically unless Producer gives Processor at least nine (9) Months’ prior written notice that it

Exhibit I – Page 34

does not wish to extend the Primary Term. Unless terminated at the end of the Primary Term by either Party giving at least six (6) Months’ prior written notice, this Agreement shall continue after the Primary Term on a Year-to-Year basis unless terminated at the end of any Yearly extension period by either Party giving at least six (6) Months’ prior written notice. For purposes of this Agreement, the period during which this Agreement continues in full force and effect prior to any termination pursuant to this Agreement is referred to herein as the “Term”.

Section 18.2    Termination of Gathering Agreement. Notwithstanding anything to the contrary in this Article XVIII, Producer shall have the right to terminate this Agreement upon the termination or expiration of the Gas Gathering Agreement.

ARTICLE XIX

MISCELLANEOUS

Section 19.1    Confidentiality. Producer’s 2-Year Forecast delivered to Processor pursuant to Section 2.1(c) and all other information received by Processor pursuant to the terms of this Agreement which involves or in any way relates to Producer’s production estimates, development plans, and/or other similar information, and information related to Producer’s actual production at any individual Receipt Point, including, without limitation, information relating to production rates, volumes, composition, heating value, or other similar or dissimilar information, shall be kept strictly confidential by Processor, and Processor shall not disclose any such information to any third Person or use any such information for any purpose other than performing under this Agreement, provided, however, Processor may disclose such information to those of its legal counsel, accountants, and other representatives with a specific need to know such information for purposes of Processor’s performance under this Agreement or enforcement of this Agreement or as required by applicable Law, provided such third Persons have likewise agreed in writing to the confidentiality and non-use restrictions set forth herein. In the event Processor is required by Law to disclose any such information, Processor shall first notify Producer in writing as soon as practicable of any proceeding of which it is aware that may result in disclosure and shall use all reasonable efforts to prevent or limit such disclosure. Producer’s confidential information shall not include information that Processor can satisfactorily demonstrate was: (a) rightfully in the possession of Processor prior to Producer’s disclosure hereunder, (b) in the public domain prior to Producer’s disclosure hereunder, (c) made public by any Governmental Authority; (d) supplied to Processor without restriction by a third party who is under no obligation to Producer to maintain such confidential information in confidence; or (e) independently developed by Processor. The confidentiality requirements and non-use restrictions set forth herein shall survive termination or expiration of this Agreement for two (2) Years after such termination or expiration. Notwithstanding anything else in this Agreement, the Parties agree that there is not an adequate remedy at law for any breach of these confidentiality and non-use restrictions and, therefore, Producer shall be entitled (without the posting of any bond) to specific performance and injunctive relief restraining any breach hereof, in addition to any other rights and remedies which it may have or be entitled.

Section 19.2    Independent Contractor. Notwithstanding anything else in this Agreement, Processor undertakes its obligations under this Agreement as an independent contractor, at its sole risk, and all Persons carrying out any of Processor’s obligations set forth herein for or on behalf

Exhibit I – Page 35

of Processor are or shall be deemed employees, contractors, subcontractors, agents, and/or representatives of Processor, subject to the direction and control of Processor. Processor is to determine the manner, means, and methods in which such Persons shall carry out their work to attain the results contemplated by this Agreement, consistent with the general coordinative efforts and suggestions of Producer with respect to the work. Nothing in this Agreement or inferred from any action of either Party shall be taken to establish the relationship of master and servant or principal and agent between Producer and Processor.

Section 19.3    Rights; Waivers. The failure of either Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times. No waiver by either Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided.

Section 19.4    Applicable Laws. This Agreement is subject to all valid present and future Laws of any Governmental Authority(ies) now or hereafter having jurisdiction over the Parties, this Agreement, or the Services performed or the facilities utilized under this Agreement.

Section 19.5    Governing Law. This Agreement shall be governed by, construed, and enforced in accordance with the Laws of the State of Texas, without regard to any choice of law principles that would require the application of the Laws of any other jurisdiction, PROVIDED, HOWEVER, THAT NO LAW, THEORY, OR PUBLIC POLICY SHALL BE GIVEN EFFECT WHICH WOULD UNDERMINE, DIMINISH, OR REDUCE THE EFFECTIVENESS OF EACH PARTY’S WAIVER OF SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, AND EXEMPLARY DAMAGES SET FORTH IN SECTION 19.9 OR WAIVER OF THE RIGHT TO CERTAIN REMEDIES SET FORTH IN SECTION 19.10, IT BEING THE EXPRESS INTENT, UNDERSTANDING, AND AGREEMENT OF THE PARTIES THAT SUCH WAIVERS ARE TO BE GIVEN THE FULLEST EFFECT, NOTWITHSTANDING ANY PRE-EXISTING CONDITION OR THE NEGLIGENCE (WHETHER SOLE, JOINT, OR CONCURRENT), GROSS NEGLIGENCE, WILLFUL MISCONDUCT, STRICT LIABILITY, OR OTHER LEGAL FAULT OF ANY PARTY HERETO, OR OTHERWISE.

Section 19.6    Assignments. This Agreement, including any and all renewals, extensions, and amendments hereto, and all rights, title, and interests contained herein, shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors, and assigns, the assigns of all or any part of Processor’s right, title, or interest in the Processor’s Facilities, and the assigns of all or any part of Producer’s Interests in the Dedicated Area, and each Party’s respective obligations hereunder shall be covenants running with the lands underlying or included in any such assets. Neither Party shall Transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, delayed, or conditioned; provided, however, that either Party may Transfer any of its rights or obligations under this Agreement to any Affiliate of such Party without the prior written consent of the other Party and that, in connection with a Transfer of all or any portion of the Dedicated Area, Producer shall Transfer its corresponding rights and obligations under this Agreement without the need for the prior written consent of Processor; provided that in the event of a partial assignment by Producer, the aggregate volume of Producer’s and its transferee’s New Well Gas that receives the reduced [$0.345] Cryogenic Processing Fee shall not exceed [list incentive volume that Producer has]. Any Transfer of this Agreement shall expressly

Exhibit I – Page 36

require that the assignee assume and agree to discharge the duties and obligations of its assignor under this Agreement, and the assignor shall be released from the duties and obligations arising under this Agreement which accrue after the effective date of such Transfer. Processor shall not Transfer its rights and interests in the Processor’s Facilities, in whole or in part, unless the transferee of such interests agrees in writing to be bound by the terms and conditions of this Agreement. No Transfer of this Agreement or of any interest of either Party shall be binding on the other Party until such other Party has been notified in writing of such Transfer and furnished with reasonable evidence of same. No such Transfer of this Agreement or of any interests of either Party shall operate in any way to enlarge, alter, or modify any obligation of the other Party hereto. Any Person that succeeds by purchase, merger, or consolidation with a Party hereto shall be subject to the duties and obligations of its predecessor in interests under this Agreement.

Section 19.7    Entire Agreement. This Agreement constitutes the entire agreement of the Parties and supersedes all prior understandings, agreements, representations, and/or warranties by or among the Parties, written or oral, with respect to the subject matter hereof. No other representations, warranties, understandings, or agreements shall have any effect on this Agreement.

Section 19.8    Amendments. This Agreement may not be amended or modified in any manner except by a written document signed by both Parties that expressly amends this Agreement.

Section 19.9    LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES (COLLECTIVELY, “CONSEQUENTIAL DAMAGES”) RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT OR WARRANTY, OR OTHERWISE. IN FURTHERANCE OF THE FOREGOING, EACH PARTY RELEASES THE OTHER PARTY AND WAIVES ANY RIGHT OF RECOVERY FOR CONSEQUENTIAL DAMAGES SUFFERED BY SUCH PARTY, REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE CAUSED BY THE OTHER PARTY’S NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, PASSIVE, OR GROSS), FAULT, OR LIABILITY WITHOUT FAULT. PROCESSOR UNDERSTANDS THAT PRODUCER IS RELYING ON PROCESSOR’S PERFORMANCE UNDER THIS AGREEMENT TO ENABLE PRODUCER TO MEET ITS OBLIGATIONS UNDER DOWNSTREAM CONTRACTS, AND PROCESSOR EXPRESSLY AGREES THAT ANY DAMAGES SUFFERED BY PRODUCER UNDER ANY SUCH DOWNSTREAM CONTRACT AS A RESULT OF PROCESSOR’S UNEXCUSED FAILURE TO PERFORM UNDER THIS AGREEMENT SHALL BE CONSIDERED DIRECT DAMAGES.

Section 19.10    RIGHTS AND REMEDIES. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT THAT MAY BE CONSTRUED TO THE CONTRARY, A PARTY’S SOLE REMEDY AGAINST THE OTHER PARTY FOR NON-PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER CLAIM OF

Exhibit I – Page 37

WHATSOEVER NATURE ARISING OUT OF THIS AGREEMENT OR OUT OF ANY ACTION OR INACTION BY A PARTY IN RELATION HERETO SHALL BE IN CONTRACT AND EACH PARTY EXPRESSLY WAIVES ANY OTHER REMEDY IT MAY HAVE IN LAW OR EQUITY, INCLUDING, WITHOUT LIMITATION, ANY REMEDY IN TORT.

Section 19.11    Replacement Indices. In the event a published index or rate required hereunder is not available, the Parties shall promptly agree upon an alternative index or rate to be utilized, upon either Party giving written notice to the other that an alternative index or rate is needed. Such alternative index or rate shall be effective retroactively to the date on which the original index or rate ceased to be available. If the Parties have not agreed on an alternative index or rate by the end of the fifth (5th) Business Day after notice was given, then each Party shall, by the end of the fifteenth (15th) Business Day after the notice was given, prepare a list of three alternative published and industry recognized indices or rates to replace the index or rate that has become unavailable. The first common item that appears on each of the lists shall be the alternative index or rate. If there is more than one common item on both lists, the one appearing first on both lists, giving priority to the list first submitted by one Party to the other, shall be the alternative index or rate. If no common item appears on the lists, each Party may strike in turn, one item from the other Party’s list until only one item remains on each list. The alternative index or rate will then be determined from the two remaining items by coin flip. If either Party fails to deliver a list, the first item appearing on the submitting Party’s list will govern and prevail to determine the alternative index or rate.

Section 19.12    No Partnership. Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust, fiduciary, or partnership duty, obligation, or liability on or with regard to either Party.

Section 19.13    Rules of Construction. In construing this Agreement, the following principles shall be followed:

(a)    no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

(b)    the headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and/or conditions hereof;

(c)    examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(d)    the word “includes” and its syntactical variants mean “includes, but is not limited to” and corresponding syntactical variant expressions; and

(e)    the plural shall be deemed to include the singular and vice versa, as applicable.

Section 19.14    No Third Party Beneficiaries. Except for Persons expressly indemnified hereunder, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person, it being the intention of the Parties that no third Person shall be deemed a third-party beneficiary of this Agreement.

Exhibit I – Page 38

Section 19.15    Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 19.16    No Inducements. No director, employee, or agent of any Party shall give or receive any commission, fee, rebate, gift, or entertainment of significant cost or value in connection with this Agreement.

Section 19.17    Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.

Section 19.18    Survival. The terms of this Agreement which by their nature should reasonably be expected to survive termination or expiration of this Agreement shall survive, including, without limitation, Article XI (Audit Rights), Article XIII (Indemnification), Article XVII (Dispute Resolution), Section 19.1 (Confidentiality), Section 19.5 (Governing Law), Section 19.9 (Limitation of Liability), Section 19.10 (Rights and Remedies), this Section 19.18 (Survival), and the obligations of either Party under any provision of this Agreement to make payment hereunder.

Section 19.19    Financial Assurance. If either Party has reasonable grounds for insecurity regarding the performance of any payment obligation under this Agreement (whether or not then due) by the other Party or that other Party’s guarantor, if any, including, without limitation, the occurrence of a material adverse change in the creditworthiness of the other Party, a Party may demand Adequate Assurance of Performance. A demand by a Party seeking Adequate Assurance of Performance shall be in writing and shall include an explanation in reasonable detail of the calculation of the Adequate Assurance of Performance demand. “Adequate Assurance of Performance” shall mean sufficient security in the form, amount, and for a term, and from an issuer, all reasonably acceptable to the Party seeking assurance, including, but not limited to, a standby irrevocable letter of credit, a prepayment, a security interest in an asset, or a guaranty. If either Party does not give Adequate Assurance of Performance in accordance with the terms of this Agreement within - ten (10) Business Days of a written request by the other Party, the Party making a reasonable request for Adequate Assurance of Performance has the right to immediately suspend deliveries or receipts, as applicable, under this Agreement with immediate effect until such time sufficient security is provided.

Section 19.20    Changes in Laws. If following the Effective Date there is a change in any Law or legal requirement affecting the Services provided by Processor which, in the reasonable judgment of Processor, materially adversely affects the economics for Processor of the Services provided under this Agreement, then, upon notice by Processor to Producer, the Parties will as promptly as practicable meet to negotiate in good faith such changes to the terms of this Agreement as may be necessary or appropriate to preserve and continue for the Parties the rights and benefits originally contemplated for the Parties by this Agreement, with such amendment to this Agreement to be effective no later than the effective date of such new or amended applicable Law. If the Parties cannot agree on replacement terms, then either party may terminate this Agreement by giving the other party written notice of termination. Such termination will be effective no earlier than sixty (60) Days after the date of the notice.

Exhibit I – Page 39

Section 19.21    Exhibits. The following exhibits are attached to this Agreement and are incorporated herein by this reference:

Exhibit A	-	Dedicated Area
Exhibit B	-	Delivery Points and Redelivery Points
Exhibit C	-	Fees
Exhibit D	-	Gas Quality Specifications
Exhibit E	-	Take In-Kind Terms
Exhibit F	-	Allocation Methodologies
Exhibit G	-	Form of Memorandum of Agreement
Exhibit H	-	Form of Memorandum of Release

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.

[ ]	ALTUS MIDSTREAM PROCESSING LP
By: Altus Midstream Subsidiary GP LLC, its general partner

By:	By:
Name:	Name:
Title:	Title:

Exhibit I – Page 40

EXHIBIT A

to

Gas Processing Agreement dated [                    ] between

Altus Midstream Processing LP (“Processor”) and

[                    ] (“Producer”)

DEDICATED AREA

“Dedicated Area” shall mean the following lands as further described in the map (the area within the red border) and table below, as the same may be updated annually pursuant to Section 2.1(b). In the event of a conflict between the map and the table, the map shall control.

[Insert map with boundaries around each block containing any property assigned to transferee producer]

[Insert description of property assigned to transferee producer]

Section	Block	Survey	County	WI%

Exhibit I – Page 41

EXHIBIT B

to

Gas Processing Agreement dated [                    ] between

Altus Midstream Processing LP (“Processor”) and

[                    ] (“Producer”)

Processor shall update Exhibit B on January 1, April 1, July 1, and October 1 of each Year to include any additional points that have been placed into service

DELIVERY POINTS AND REDELIVERY POINTS

LOW PRESSURE DELIVERY POINTS

Delivery Point Name	Location	MAOP	Required Pressure

HIGH PRESSURE RECEIPT POINTS

Receipt Point Name	Meter Number	MAOP

HIGH PRESSURE DELIVERY POINTS

Delivery Point Name	Meter Number	Minimum Pressure	MAOP

HIGH PRESSURE GAS LIFT REDELIVERY POINTS

Redelivery Point Name	Meter Number	Minimum Pressure	MAOP

RESIDUE GAS REDELIVERY POINTS

Redelivery Point Name	Meter Number

PLANT PRODUCTS REDELIVERY POINTS

Redelivery Point Name	Meter Number

Exhibit I – Page 42

EXHIBIT C

to

Gas Processing Agreement dated [                    ] between

Altus Midstream Processing LP (“Processor”) and

[                    ] (“Producer”)

FEES

Fees:

1. Central Conditioning Fee: [$0.2758] per Mcf.

2. Cryogenic Processing Fee: [$0.6894] per Mcf; provided that the Cryogenic Processing Fee shall be (a) [$0.345] per Mcf for the portion of the Plant Inlet Volume that is produced from New Wells up to a cumulative quantity not to exceed a monthly average of [220,000] Mcf per day and (b) [$0.525] per Mcf for the portion of the Plant Inlet Volume that is produced from New Wells in excess of a monthly average of [220,000] Mcf per day.

3. Gas Lift Fee: [$0.2761] per Mcf

4. Treating Fee: [$0.009] per Mcf per ppm of hydrogen sulfide and [$0.028] per Mcf per percent carbon dioxide

[Insert then effective fees under Altus Midstream/Apache anchor shipper form. Insert applicable portion of the 220,000 threshold that Apache assigns pursuant to Section 19.6.]

Exhibit I – Page 43

EXHIBIT D-1

to

Gas Processing Agreement dated [                    ] between

Altus Midstream Processing LP (“Processor”) and

[                    ] (“Producer”)

GAS QUALITY SPECIFICATIONS

(Producer’s Processable Gas)

1.

The Gas shall be free of objectionable liquids and solids and other impurities, including, but not limited to, methanol, and shall be commercially free from dust, gum, gum-forming constituents, free water, and other liquids and solids.

2.	The Gas shall have zero (0) parts per million of oxygen.

3.	The Gas shall not contain more than ten (10) parts per million by volume of hydrogen sulfide.

4.	The Gas shall not have a carbon dioxide content in excess of two (2) percent by volume.

5.	The Gas shall not have nitrogen content in excess of two (2) percent by volume.

6.	The Gas shall be received at a temperature not in excess of one hundred twenty (120) degrees Fahrenheit and not less than thirty-five (35) degrees Fahrenheit.

Sour Gas Receipt Points, Baseline Conditions

Meter Number	Receipt Point Name	Daily Volume, Mcf/d	Carbon Dioxide Concentration, % by Volume	Hydrogen Sulfide Concentration, parts per million

Exhibit I – Page 44

EXHIBIT D-2

to

Gas Processing Agreement dated [                    ] between

Altus Midstream Processing LP (“Processor”) and

[                    ] (“Producer”)

GAS QUALITY SPECIFICATIONS

(Producer’s Non-Processable Gas)

1.

The Gas shall be free of objectionable liquids and solids and other impurities, including, but not limited to, methanol, and shall be commercially free from dust, gum, gum-forming constituents, free water, and other liquids and solids.

2.	The Gas shall have zero (0) parts per million of oxygen.

3.	The Gas shall not contain more than fifty (50) parts per million by volume of hydrogen sulfide.

4.	The Gas shall not have a carbon dioxide content in excess of four (4) percent by volume.

5.	The Gas shall not have nitrogen content in excess of two (2) percent by volume.

6.	The Gas shall be received at a temperature not in excess of one hundred twenty (120) degrees Fahrenheit and not less than thirty-five (35) degrees Fahrenheit.

Sour Gas Receipt Points, Baseline Conditions

Meter Number	Receipt Point Name	Daily Volume, Mcf/d	Carbon Dioxide Concentration, % by Volume	Hydrogen Sulfide Concentration, parts per million

Exhibit I – Page 45

EXHIBIT E

to

Gas Processing Agreement dated [                    ] between

Altus Midstream Processing LP (“Processor”) and

[                    ] (“Producer”)

TAKE IN-KIND TERMS

For any Calendar Year during which Producer elects under Section 2.5 of the Agreement to take its Residue Gas and/or Plant Products in-kind, the following terms shall apply:

I. Nominations. Processor and Producer agree that scheduling and commencement of service shall be consistent with the downstream receiving pipeline or transporter nomination requirements. Whenever Producer’s Residue Gas is to be scheduled or nominated hereunder, each Party shall provide to the other Party all information required for such nominations and confirmations with upstream and downstream pipelines or transporters. Producer shall provide Processor with Plant Product nominations on or before the 15th Day of the Month prior to delivery.

(a)    Delivery Point Nominations. Producer shall not be required to provide Processor with nominations of the Producer’s Gas at the Delivery Point(s), however, Producer shall provide volume forecast information pursuant to Section 2.1(c) of the Agreement, for Processor’s general capacity planning purposes by Delivery Point.

(b)    Operational Information. Processor shall use reasonable efforts to provide daily information related to Delivery Point volume, Plant Product composition, and historical volume information in order to assist with Producer’s nominations below. Processor shall use reasonable efforts to make nomination changes as necessary, based on the information provided by Producer, at the Redelivery Points to minimize imbalances. Producer and Processor will each make good faith efforts to coordinate nominations to match physical flow in order to minimize any daily and monthly imbalances.

(c)    Redelivery Point Nominations.

i.    Producer shall make all necessary arrangements with pipelines or other third parties downstream of the Residue Gas Redelivery Points in order to help manage Processor’s delivery of Producer’s Residue Gas. Those arrangements must be coordinated with Processor, and Processor shall coordinate such arrangements with Producer and such downstream pipelines or other third parties.

ii.    Residue Gas. No later than 12:00 PM on the fifth (5th) Business Day prior to the beginning of each Month Processor shall notify Producer of the estimated quantity of Producer’s Residue Gas per Day at the Residue Gas Redelivery Point(s), provided that nominations at the Residue Gas Redelivery Points are subject to confirmation by the downstream pipeline. By 7:00 AM on the day prior to gas flow, Processor shall notify Producer of the estimated quantity of Producer’s Residue Gas available for next day’s flow for the Residue Gas Redelivery Point(s). By 12:30 PM on the day prior to gas flow, Producer shall provide a nomination form to Processor,

Exhibit I – Page 46

indicating downstream pipeline contract number, downstream delivery point and counterparty. If Producer does not provide a nomination form to Processor, the prior nomination shall remain in effect until such time as Producer provides notice to Processor to revise the prior nomination. Processor will use reasonable efforts to confirm any nomination change requested by Producer after the nomination deadline. Processor reserves the right, from time to time, to revise its nomination procedures, subject to Producer’s consent which shall not be unreasonably withheld.

iii.    Producer will make all necessary arrangements with pipelines or other third parties downstream of the Plant Products Redelivery Points in order to facilitate Processor’s delivery of Plant Products. No later than one (1) Business Day prior to the nomination deadline each Month for the applicable downstream pipeline(s) receiving Plant Products, Producer will notify Processor of the estimated quantity of Plant Products per Day, provided that nominations at each Redelivery Point are subject to confirmation by the downstream pipeline. At any time, Producer may adjust its nomination prospectively for the remainder of such Month by providing Processor notice prior to the nomination deadline of the applicable downstream pipeline.

(d)    Processor and Producer shall immediately inform each other of any discovered unanticipated changes in deliveries at either the Delivery Point(s) or Redelivery Point(s). Nominations may be made by telephone, but shall be confirmed in writing by e-mail, facsimile, or other electronic means to Processor’s Gas Control Department.

II.    Pipeline Balancing. Subject to the provisions of the Agreement, Processor shall accept at the Delivery Point a Daily quantity of Producer’s Gas at the Delivery Points and redeliver Producer’s Residue Gas and Producer’s Plant Products allocated to such Producer’s Gas at the Residue Gas Redelivery Points and Plant Products Redelivery Point, respectively. All quantities received in accordance with the Agreement at the Delivery Points and all deliveries of Producer’s Residue Gas in accordance with this Agreement at the Residue Gas Redelivery Point shall be balanced on a Btu basis, and all such quantities referred to in the Agreement shall be adjusted for the Gross Heating Value thereof.

Imbalances may occur due to the difference between (1) Producer’s nomination to the downstream receiving pipeline at the Residue Gas Redelivery Points (the “Takeaway Pipeline”), which as of the Effective Date is Altus Midstream Pipeline LP, and (2) the allocated quantity of Residue Gas attributable to Producer’s Gas as calculated pursuant to Exhibit F (“Production Imbalance”). Any Production Imbalance shall be settled between Processor and Producer in the same manner that imbalances are settled between Processor and Takeaway Pipeline in their operational balancing agreement at each Residue Gas Redelivery Point (“Processor OBA”). Processor shall use its best efforts to enter into, and maintain in good standing, the Processor OBA. The Processor OBA shall not impose balancing guidelines that are more stringent on Producer than the operational balancing agreement between Takeaway Pipeline and the receiving pipelines immediately downstream of the Takeaway Pipeline (the “Downstream Receiving Pipeline”), which as of the Effective Date are El Paso Natural Gas Company, L.L.C., Roadrunner Gas Transmission, LLC, and Comanche Trail Pipeline, LLC (all such OBAs between the Takeaway Pipeline and a Downstream Receiving Pipeline, a “Takeaway Pipeline OBA”). Until such time as the Processor OBA is executed, Production Imbalances shall be settled between Processor and Producer in the same manner that imbalances are settled in the Takeaway Pipeline OBAs. Processor shall provide an invoice to Producer for settlement of Production Imbalances in accordance with this Section II along with documentation to substantiate the data on the invoice.

Exhibit I – Page 47

For the avoidance of doubt, Processor shall provide Producer reasonable flexibility in adjusting nominations; provided however, that providing Producer such flexibility in adjusting nominations shall be subject to Processor not incurring financial harm or loss as a result of Producer’s actions.

The Parties acknowledge that there are times that it is in the best interest of Producer, Processor, and/or Takeaway Pipeline to seek an exception to any cashout provision that may exist in the Processor OBA and/or the Takeaway Pipeline OBA(s) by requesting that an imbalance temporarily roll rather than to cashout (“Temporary Rolling Imbalance”). If an event outside the control of Producer occurs that may have a material adverse financial impact on Producer, Producer may request Processor seek a Temporary Rolling Imbalance with the Takeaway Pipeline or a Downstream Receiving Pipeline, and Processor shall use commercially reasonable efforts to effectuate this change. If a Temporary Rolling Imbalance is effectively negotiated with Takeaway Pipeline or Downstream Receiving Pipeline, Producer shall obtain the benefit of the Temporary Rolling Imbalance.

III.    Plant Balancing and Cash Outs. Because of dispatching and other operational causes outside of Processor’s reasonable control, imbalances may occur between (1) the total heating value of the Residue Gas actually delivered to Takeaway Pipeline at the Residue Gas Redelivery Points for Producer’s account and (2) the allocated quantity of Residue Gas attributable to Producer’s Gas as calculated pursuant to Exhibit F. Similarly, imbalances may occur between (1) the volumes of Producer’s Plant Products that are actually delivered to downstream pipelines at the Plant Products Redelivery Points for Producer’s account and (2) the allocated Plant Products attributable to Producer’s Gas as calculated pursuant to Exhibit F.

(a) Residue Gas Redelivery Point. Imbalance events at Residue Gas Redelivery Points caused by the events described in this Section III shall be cashed out at the simple average of (i) Inside F.E.R.C’s Gas Market Report in its first publication of the delivery month for “Prices of Spot Gas Delivered to Pipeline” for El Paso West Texas and (ii) Inside F.E.R.C’s Gas Market Report in its first publication of the delivery month for “Prices of Spot Gas Delivered to Pipeline” for West Texas Waha.

(b) Plant Products Redelivery Points. For imbalance events at Plant Products Redelivery Points, the Parties agree to settle imbalances through a monthly cash out. The monthly cash out price shall be based on Producer’s weighted average sales price for that month.

IV.    Curtailment. Processor shall use reasonable efforts to provide timely notification to Producer by telephone, with subsequent e-mail notification, of the potential size and duration of any unscheduled capacity disruption. If Producer does not adjust its nomination within two hours after receiving notification from Processor, then Processor may adjust Producer’s nomination and/or not confirm the nominations requested by Producer in the next nomination cycle. If Producer does not adjust its nomination as reasonably requested by Processor, and such failure to adjust nominations could materially impact operations at the Processor’s Facilities, Processor may curtail or shut in Gas for a reasonable period of time.

Exhibit I – Page 48

EXHIBIT F

to

Gas Processing Agreement dated [                    ] between

Altus Midstream Processing LP (“Processor”) and

[                    ] (“Producer”)

ALLOCATION METHODOLGIES

1.    Plant Products Allocable to Producer. The quantity of each Plant Product component allocable to Producer’s Processable Gas that was delivered to the Cryogenic Processing Facilities shall be determined by multiplying the theoretical gallons of that Plant Product component contained in the Plant Inlet Volume by the applicable Recovery Rate outlined in Section 2.5 for each component contained in Producer’s Processable Gas.

	Recovery Rate	Rejection Rate
C2	93%	25%
C3	97%	95%
C4	98%	98%
C5+	99%	99%

Producer may elect each month to have Producer’s Plant Products settled in ethane recovery mode or ethane rejection mode (“Ethane Option”). Such election must be made by five (5) days prior to the Month for which the election applies. Producer’s election of the Ethane Option shall continue to apply for successive Months until Producer provides notice otherwise to Processor at least 5 Days prior to the beginning of a Month.

2.    Residue Gas Allocable to Producer. The MMBtus of Residue Gas allocable to Producer’s Non-Processable Gas that was delivered to the Delivery Points and Producer’s Processable Gas that was delivered to the Cryogenic Processing Facilities shall be determined by the following equation:

PRG = [A – S – Rich FL&U] + [B – Lean FL&U]

where:

PRG = Producer’s Residue Gas in MMBtus

A = The aggregate volume of Producer’s Processable Gas measured at all low pressure Receipt Points less Processable Gas redelivered to Producer upstream of the low pressure Delivery Point and less Processable Gas redelivered to Producer at the High Pressure Gas Lift Redelivery Point(s)

Exhibit I – Page 49

S = Producer’s allocated share of Shrinkage as defined in Exhibit F, Paragraph 3

Rich FL&U = Processable Gas FL&U

B = The aggregate volume of Producer’s Non-Processable Gas measured at all low pressure Receipt Points less Non-Processable Gas redelivered to Producer upstream of the low pressure Delivery Point and less Non-Processable Gas redelivered to Producer at the High Pressure Gas Lift Redelivery Point(s)

Lean FL&U = Non-Processable Gas FL&U

3.    Cryogenic Processing Facilities Shrinkage (“Shrinkage”). Producer’s share of shrinkage at the Cryos will be determined by converting each individual component of Producer’s Plant Products allocated to Producer to its respective heating value (as measured in MMBtu) by using the conversion factors published in the Gas Processor’s Association GPA Publication 2145-16, or any subsequent revision thereof in effect at the time such calculation is performed, and adjusted to a pressure base of 14.65 psia and a temperature of 60° Fahrenheit.

Exhibit I – Page 50

EXHIBIT G

to

Gas Processing Agreement dated [                    ] between

Altus Midstream Processing LP (“Processor”) and

[                    ] (“Producer”)

FORM OF MEMORANDUM OF AGREEMENT

State of Texas	§
§
County of [ ]	§

MEMORANDUM OF AGREEMENT

This Memorandum of Agreement (this “Memorandum”) is entered into this         day of             , 20         (the “Effective Date”) between Altus Midstream Processing LP, a Delaware limited partnership (“Processor”) and[                    ], a [                    ] (“Producer”).

RECITALS

WHEREAS, Processor and Producer have entered into a certain Gas Processing Agreement dated [                    ] (the “Agreement”), pursuant to which Producer dedicated Gas produced from the Dedicated Area for processing by Processor; and

WHEREAS, the Parties wish to file this Memorandum to put third parties on notice as to the existence of the Agreement.

1.	Dedication.

Producer’s interests in the acreage and/or well(s) set forth on Exhibit A hereto (“Dedicated Area”) are dedicated to Processor for processing. The Agreement is for an initial term ending on March 31, 2032, but subject to extension, renewal, and/or termination as more particularly provided therein.

2.	Incorporation of Agreement and Effect of Memorandum.

The sole purpose of this Memorandum is to give notice to third parties of the existence of the Agreement and the rights of Processor in and to Producer’s Gas from the Dedicated Area. This Memorandum shall not modify in any manner any of the terms and conditions of the Agreement, and nothing in this Memorandum is intended to and shall not be used to interpret the Agreement. The provisions of the Agreement are hereby incorporated into this Memorandum as if set out fully herein. In the event of any irreconcilable conflict between the terms of this Memorandum and the terms of the Agreement, the terms of the Agreement shall govern and control for all purposes.

Exhibit I – Page 51

3.	Defined Terms.

All capitalized terms not defined herein shall have the same meaning assigned such terms in the Agreement.

IN WITNESS WHEREOF, this Memorandum is executed by Processor and Producer as of the date of acknowledgement of their signatures but is effective for all purposes as of the Effective Date stated above.

PROCESSOR

ALTUS MIDSTREAM PROCESSING LP

By: Altus Midstream Subsidiary GP LLC, its general partner

By:

Name:

Title:

PRODUCER

[ ]

By:

Name:

Title:

Exhibit I – Page 52

STATE OF TEXAS	§
§
COUNTY OF [ ]	§

This instrument was acknowledged before me this      day of             , 20         by [                    ], the [                    ] of Altus Midstream Subsidiary GP LLC, the general partner of Altus Midstream Processing LP, on behalf of such entity.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:
Notary Public in and for the State of Texas
My Commission Expires:
Commission No.:

STATE OF TEXAS	§
§
COUNTY OF [ ]	§

This instrument was acknowledged before me this      day of             , 20         by [                    ], the [                    ] of [                    ] on behalf of such entity.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:
Notary Public in and for the State of Texas
My Commission Expires:
Commission No.:

Exhibit I – Page 53

EXHIBIT A

TO

MEMORANDUM OF AGREEMENT

DEPICTION OF DEDICATED AREA

Exhibit I – Page 54

EXHIBIT H

to

Gas Processing Agreement dated [                    ] between

Altus Midstream Processing LP (“Processor”) and

[                    ] (“Producer”)

FORM OF MEMORANDUM OF RELEASE

State of Texas	§
§
County of [ ]	§

MEMORANDUM OF RELEASE

This Memorandum of Release (this “Memorandum”) is entered into this      day of        , 20     (the “Effective Date”) between Altus Midstream Processing LP, a Delaware limited partnership (“Processor”) and [                    ], a [                    ] (“Producer”).

RECITALS

WHEREAS, Processor and Producer have previously entered into a certain Gas Processing Agreement dated [                    ] (the “Agreement”), pursuant to which Producer dedicated Gas produced from the Dedicated Area for processing by Processor; and

WHEREAS, a Memorandum of Agreement dated [                    ] was executed by Processor and Producer to give notice to third parties of the existence of the Agreement and the respective rights and obligations of Processor and Producer with respect thereto and with respect to the dedication as set forth therein; and

WHEREAS, such Memorandum of Agreement was filed of record in Book         , Page     of the real property records of [            ] County, Texas; and

WHEREAS, the Parties wish to file this Memorandum to put third parties on notice as to the release of certain Interests from the dedication.

1.	Release from Dedication.

The following Interests in the following acreage and/or well(s) (“Released Interests”) are hereby released from the dedication, as further set forth on Exhibit A hereto:

[Description of Released Interests]

2.	Incorporation of Agreement and Effect of Memorandum.

The sole purpose of this Memorandum is to give notice to third parties of the existence of the Agreement, the rights of Processor in and to Producer’s Gas from the Dedicated Area, and the release of the Released Interests from the dedication. This Memorandum shall not modify in any

Exhibit I – Page 55

manner any of the terms and conditions of the Agreement, and nothing in this Memorandum is intended to and shall not be used to interpret the Agreement. The provisions of the Agreement are hereby incorporated into this Memorandum as if set out fully herein. In the event of any irreconcilable conflict between the terms of this Memorandum and the terms of the Agreement, the terms of the Agreement shall govern and control for all purposes.

3.	Defined Terms.

All capitalized terms not defined herein shall have the same meaning assigned such terms in the Agreement.

IN WITNESS WHEREOF, this Memorandum is executed by Processor and Producer as of the date of acknowledgement of their signatures but is effective for all purposes as of the Effective Date stated above.

PROCESSOR

ALTUS MIDSTREAM PROCESSING LP

By: Altus Midstream Subsidiary GP LLC

By:

Name:

Title:

PRODUCER

[ ]

By:

Name:

Title:

Exhibit I – Page 56

STATE OF TEXAS	§
§
COUNTY OF [ ]	§

This instrument was acknowledged before me this      day of             , 20     by [                    ], the [                    ] of Altus Midstream Subsidiary GP LLC, the general partner of Altus Midstream Processing LP, on behalf of such entity.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:
Notary Public in and for the State of Texas
My Commission Expires:
Commission No.:

STATE OF TEXAS	§
§
COUNTY OF [ ]	§

This instrument was acknowledged before me this      day of             , 20     by [                    ], the [                    ] of [                    ] on behalf of such entity.

In witness whereof I hereunto set my hand and official seal.

NOTARIAL SEAL:
Notary Public in and for the State of Texas
My Commission Expires:
Commission No.:

Exhibit I – Page 57

EXHIBIT A

TO

MEMORANDUM OF RELEASE

DEPICTION OF RELEASED INTERESTS

Exhibit I – Page 58

EXHIBIT J

to

Gas Processing Agreement dated September 1, 2021, between

Altus Midstream Processing LP (“Processor”) and

Apache Corporation (“Producer”)

FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT

This Joinder Agreement is entered into this      day of             , 20     (the “Effective Date”) between Altus Midstream Processing LP, a Delaware limited partnership (“Processor”) and                     , a                                   (“Producer”).

WHEREAS, Processor and Apache Corporation have entered into a certain Gas Processing Agreement dated             1, 2021, as such agreement may be amended, modified or supplemented from time to time (the “Agreement”), pursuant to which Producer dedicated gas produced from a certain geographic area as defined in the Agreement (the “Dedicated Area”) for processing by Processor;

WHEREAS, Processor and Producer agree that all capitalized terms used in this Joinder Agreement and not defined herein shall have the meanings set forth in the Agreement;

WHEREAS, Producer, an affiliate of Apache Corporation, has acquired certain oil and gas interests, which are described in greater detail on Exhibit A hereto, within the Dedicated Area (the “Affiliate Interests”); and

WHEREAS, in accordance with Section 2.11 of the Agreement, Producer is entering into this Joinder Agreement in order that the Affiliate Interests will become subject to the terms of the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Processor and Producer hereby agree as follows:

Producer hereby absolutely, unconditionally and irrevocably agrees to be bound by the terms and provisions of the Agreement, including, for the avoidance of doubt, Section 2.1(a) (Dedication) and Section 2.1(b) (Covenant Running with the Land), with the same force and effect as if it were originally a party thereto, and to assume all of its rights and obligations under the Agreement, including to perform, satisfy and timely discharge all of its obligations, duties and covenants that are required to be performed, satisfied or discharged after the Effective Date in accordance with the terms thereof.

Producer acknowledges that it has been provided and has reviewed a full and complete copy of the Agreement.

This Joinder Agreement shall be governed by, construed, and enforced in accordance with the Laws of the State of Texas, without regard to any choice of law principles that would require the application of the Laws of any other jurisdiction.

Exhibit J – Page 1

This Joinder Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. A signature delivered by facsimile or other electronic transmission of a .pdf (including e-mail) will be considered an original signature.

IN WITNESS WHEREOF, this Joinder Agreement is executed by Processor and Producer as of the date of their signatures but is effective for all purposes as of the Effective Date stated above.

PROCESSOR

ALTUS MIDSTREAM PROCESSING LP

By: Altus Midstream Subsidiary GP LLC

By:

Name:

Title:

PRODUCER

[ ]

By:

Name:

Title:

Exhibit J – Page 2